                                                                   Exhibit 10.40

                     $100,000,000 REVOLVING CREDIT FACILITY
                              $75,000,000 TERM LOAN

                                CREDIT AGREEMENT

                                  by and among

                                  KOPPERS INC.

                                       and

                           THE GUARANTORS PARTY HERETO

                                       and

                             THE BANKS PARTY HERETO

                                       and

             PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent

                                       and

            NATIONAL CITY BANK OF PENNSYLVANIA, as Syndication Agent

                                       and

         CITIZENS BANK OF PENNSYLVANIA, FLEET NATIONAL BANK and WACHOVIA
             BANK, NATIONAL ASSOCIATION, as Co-Documentation Agents

                            Dated as of May 12, 2003

--------------------------------------------------------------------------------

        PNC CAPITAL MARKETS, INC. AND NATIONAL CITY BANK OF PENNSYLVANIA

                              AS CO-LEAD ARRANGERS

                                TABLE OF CONTENTS

Section                                                                     Page
-------                                                                     ----

1.   CERTAIN DEFINITIONS.....................................................  1
     1.1    Certain Definitions..............................................  1
     1.2    Construction..................................................... 30
            1.2.1.   Number; Inclusion....................................... 30
            1.2.2.   Determination........................................... 31
            1.2.3.   Administrative Agent's Discretion and Consent........... 31
            1.2.4.   Documents Taken as a Whole.............................. 31
            1.2.5.   Headings................................................ 31
            1.2.6.   Implied References to this Agreement.................... 31
            1.2.7.   Persons................................................. 31
            1.2.8.   Modifications to Documents.............................. 32
            1.2.9.   From, To and Through.................................... 32
            1.2.10.  Shall; Will............................................. 32
     1.3    Accounting Principles............................................ 32

2.   REVOLVING CREDIT AND SWING LOAN FACILITIES.............................. 32
     2.1    Revolving Credit Loans and Swing Loans........................... 32
            2.1.1.   Revolving Credit Loans.................................. 32
            2.1.2.   Swing Loans............................................. 33
     2.2    Nature of Banks' Obligations with Respect to
            Revolving Credit Loans........................................... 33
     2.3    Commitment Fees.................................................. 33
     2.4    Reduction of Commitment.......................................... 34
     2.5    Revolving Credit Loan Requests; Swing Loan Requests.............. 34
            2.5.1.   Revolving Credit Loan Requests.......................... 34
            2.5.2.   Swing Loan Requests..................................... 35
     2.6    Making Revolving Credit Loans and Swing Loans.................... 35
            2.6.1.   Making Revolving Credit Loans........................... 35
            2.6.2.   Making Swing Loans...................................... 35
     2.7    Revolving Credit Notes; Swing Loan Notes......................... 36
            2.7.1.   Revolving Credit Notes.................................. 36
            2.7.2.   Swing Loan Notes........................................ 36
     2.8    Use of Proceeds.................................................. 36
     2.9    Borrowings to Repay Swing Loans.................................. 36
     2.10   Letter of Credit Subfacility..................................... 37
            2.10.1.  Issuance of Letters of Credit........................... 37
            2.10.2.  Letter of Credit Fees................................... 37
            2.10.3.  Disbursements, Reimbursement............................ 38
            2.10.4.  Repayment of Participation Advances..................... 39
            2.10.5.  Documentation........................................... 40

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                                TABLE OF CONTENTS

Section                                                                     Page
-------                                                                     ----

            2.10.6.  Determinations to Honor Drawing Requests................ 40
            2.10.7.  Nature of Participation and Reimbursement
                     Obligations............................................. 40
            2.10.8.  Indemnity............................................... 42
            2.10.9.  Liability for Acts and Omissions........................ 43
     2.11   Periodic Computations of Dollar Equivalent Amounts
            of Letters of Credit Outstanding................................. 44

3.   TERM LOANS.............................................................. 44
     3.1    Term Loan Commitments............................................ 44
     3.2    Nature of Banks' Obligations with Respect to Term
            Loans............................................................ 45
     3.3    Term Loan Notes.................................................. 45
     3.4    Use of Proceeds.................................................. 45

4.   INTEREST RATES.......................................................... 46
     4.1    Interest Rate Options............................................ 46
            4.1.1.   Revolving Credit Interest Rate Options.................. 46
            4.1.2.   Term Loan Interest Rate Options......................... 46
            4.1.3.   Rate Quotations......................................... 47
     4.2    Interest Periods................................................. 47
            4.2.1.   Amount of Borrowing Tranche............................. 47
            4.2.2.   Renewals................................................ 47
     4.3    Interest After Default........................................... 47
            4.3.1.   Letter of Credit Fees, Interest Rate.................... 47
            4.3.2.   Other Obligations....................................... 48
            4.3.3.   Acknowledgment.......................................... 48
     4.4    Euro-Rate Unascertainable; Illegality; Increased
            Costs; Deposits Not Available.................................... 48
            4.4.1.   Unascertainable......................................... 48
            4.4.2.   Illegality; Increased Costs; Deposits Not
                     Available............................................... 48
            4.4.3.   Administrative Agent's and Bank's Rights................ 49
     4.5    Selection of Interest Rate Options............................... 49
     4.6    Canadian Interest Provisions..................................... 50

5.   PAYMENTS................................................................ 50
     5.1    Payments......................................................... 50
     5.2    Pro Rata Treatment of Banks...................................... 50
     5.3    Interest Payment Dates........................................... 51
     5.4    Voluntary Prepayments............................................ 51
            5.4.1.   Right to Prepay......................................... 51
            5.4.2.   Replacement of a Bank................................... 52
            5.4.3.   Change of Lending Office................................ 53

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                                TABLE OF CONTENTS

Section                                                                     Page
-------                                                                     ----

     5.5    Mandatory Prepayments............................................ 53
            5.5.1.   Sale of Assets.......................................... 53
            5.5.2.   Equity Proceeds......................................... 53
            5.5.3.   Recovery of Insurance Proceeds.......................... 54
            5.5.4.   Borrowing Base Exceeded................................. 54
            5.5.5.   Currency Fluctuations................................... 54
            5.5.6.   Application Among Loans and Interest Rate
                     Options................................................. 54
     5.6    Additional Compensation in Certain Circumstances................. 55
            5.6.1.   Increased Costs or Reduced Return Resulting
                     from Taxes, Reserves, Capital Adequacy
                     Requirements, Expenses, Etc............................. 55
            5.6.2.   Indemnity............................................... 56
     5.7    Collections; Administrative Agent's Right to Notify
            Account Debtors.................................................. 56
     5.8    Judgment Currency................................................ 57
            5.8.1.   Currency Conversion Procedures for Judgments............ 57
            5.8.2.   Indemnity in Certain Events............................. 57

6.   REPRESENTATIONS AND WARRANTIES.......................................... 57
     6.1    Representations and Warranties................................... 57
            6.1.1.   Organization and Qualification.......................... 57
            6.1.2.   Capitalization and Ownership............................ 58
            6.1.3.   Subsidiaries............................................ 58
            6.1.4.   Power and Authority..................................... 58
            6.1.5.   Validity and Binding Effect............................. 59
            6.1.6.   No Conflict............................................. 59
            6.1.7.   Litigation.............................................. 59
            6.1.8.   Title to Properties..................................... 59
            6.1.9.   Financial Statements.................................... 60
            6.1.10.  Use of Proceeds; Margin Stock; Section 20
                     Subsidiaries............................................ 61
            6.1.11.  Full Disclosure......................................... 61
            6.1.12.  Taxes................................................... 62
            6.1.13.  Consents and Approvals.................................. 62
            6.1.14.  No Event of Default; Compliance with Instruments........ 62
            6.1.15.  Patents, Trademarks, Copyrights, Licenses, Etc.......... 62
            6.1.16.  Security Interests...................................... 63
            6.1.17.  [Intentionally Omitted]................................. 63
            6.1.18.  Status of the Pledged Collateral........................ 63
            6.1.19.  Insurance............................................... 64
            6.1.20.  Compliance with Laws.................................... 64
            6.1.21.  Material Contracts...................................... 64
            6.1.22.  Investment Companies; Regulated Entities................ 64

                                TABLE OF CONTENTS

Section                                                                     Page
-------                                                                     ----

            6.1.23.  Plans and Benefit Arrangements.......................... 65
            6.1.24.  Employment Matters...................................... 66
            6.1.25.  Environmental Matters and Safety Matters................ 66
            6.1.26.  Senior Debt Status...................................... 70
            6.1.27.  Solvency................................................ 71
     6.2    Updates to Schedules............................................. 71

7.   CONDITIONS OF LENDING AND ISSUANCE OF LETTERS OF CREDIT................. 71
     7.1    First Loans and Letters of Credit................................ 71
            7.1.1.   Officer's Certificates.................................. 71
            7.1.2.   Secretary's or Director's Certificates.................. 72
            7.1.3.   Delivery of Loan Documents.............................. 72
            7.1.4.   Opinion of Counsel...................................... 73
            7.1.5.   Legal Details........................................... 73
            7.1.6.   Payment of Fees......................................... 73
            7.1.7.   Environmental Reports................................... 73
            7.1.8.   Management Agreements and Employment Contracts.......... 74
            7.1.9.   Consents................................................ 74
            7.1.10.  Officer's Certificates Regarding MACs................... 74
            7.1.11.  No Violation of Laws.................................... 74
            7.1.12.  No Actions or Proceedings............................... 74
            7.1.13.  Insurance Policies; Certificates of
                     Insurance; Endorsements................................. 75
            7.1.14.  [Intentionally Omitted]................................. 75
            7.1.15.  Financing Statements and Lien Searches.................. 75
            7.1.16.  Landlord's Waivers...................................... 75
            7.1.17.  Borrowing Base Certificate.............................. 75
            7.1.18.  Financial Statements, Contingent Liabilities,
                     ERISA, Other Due Diligence.............................. 76
            7.1.19.  Capital Structure of Loan Parties....................... 76
            7.1.20.  Projected Financial Statements.......................... 76
            7.1.21.  Field Examination....................................... 76
            7.1.22.  Loans to be Made on the Closing Date.................... 76
            7.1.23.  Closing Date Compliance Certificate..................... 76
            7.1.24.  Senior Subordinated Debt................................ 77
            7.1.25.  Termination of Existing Credit Agreement................ 77
     7.2    Each Additional Loan or Letter of Credit......................... 77

8.   COVENANTS............................................................... 78
     8.1    Affirmative Covenants............................................ 78
            8.1.1.   Preservation of Existence, Etc.......................... 78

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                                TABLE OF CONTENTS

Section                                                                     Page
-------                                                                     ----

            8.1.2.   Payment of Liabilities, Including Taxes, Etc............ 78
            8.1.3.   Maintenance of Insurance................................ 78
            8.1.4.   Maintenance of Properties and Leases.................... 80
            8.1.5.   Maintenance of Patents, Trademarks, Etc................. 80
            8.1.6.   Visitation Rights; Collateral Examinations.............. 81
            8.1.7.   Keeping of Records and Books of Account................. 81
            8.1.8.   Plans and Benefit Arrangements.......................... 81
            8.1.9.   Compliance with Laws.................................... 82
            8.1.10.  Use of Proceeds......................................... 82
            8.1.11.  Further Assurances...................................... 82
            8.1.12.  Subordination of Intercompany Loans..................... 82
            8.1.13.  Tax Shelter Regulations................................. 82
     8.2    Negative Covenants............................................... 83
            8.2.1.   Indebtedness............................................ 83
            8.2.2.   Liens................................................... 84
            8.2.3.   Guaranties.............................................. 84
            8.2.4.   Loans and Investments................................... 85
            8.2.5.   Restricted Payments..................................... 86
            8.2.6.   Liquidations, Mergers, Consolidations,
                     Acquisitions............................................ 87
            8.2.7.   Dispositions of Assets or Subsidiaries.................. 89
            8.2.8.   Affiliate Transactions.................................. 90
            8.2.9.   Subsidiaries, Partnerships and Joint Ventures........... 91
            8.2.10.  Continuation of or Change in Business................... 92
            8.2.11.  Plans and Benefit Arrangements.......................... 92
            8.2.12.  Fiscal Year............................................. 93
            8.2.13.  Issuance of Stock....................................... 93
            8.2.14.  Changes in Organizational Documents; Changes
                     in Senior Subordinated Debt Documents................... 93
            8.2.15.  Capital Expenditures and Leases......................... 94
            8.2.16.  Minimum Fixed Charge Coverage Ratio..................... 94
            8.2.17.  Maximum Total Leverage Ratio............................ 94
            8.2.18.  Maximum Senior Leverage Ratio........................... 94
            8.2.19.  Senior Subordinated Debt Payments....................... 95
     8.3    Reporting Requirements........................................... 95
            8.3.1.   Quarterly Financial Statements.......................... 95
            8.3.2.   Annual Financial Statements............................. 96
            8.3.3.   Certificate of the Borrower............................. 96
            8.3.4.   Monthly Borrowing Base Certificates,
                     Schedules of Accounts, Inventory and Payables........... 97
            8.3.5.   Notice of Default....................................... 97
            8.3.6.   Notice of Litigation.................................... 97

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                                TABLE OF CONTENTS

Section                                                                     Page
-------                                                                     ----

            8.3.7.   Certain Events.......................................... 97
            8.3.8.   Budgets, Forecasts, Other Reports and
                     Information............................................. 98
            8.3.9.   Notices Regarding Plans and Benefit Arrangements........ 98

9.   DEFAULT................................................................ 100
     9.1    Events of Default............................................... 100
            9.1.1.   Payments Under Loan Documents.......................... 100
            9.1.2.   Breach of Warranty..................................... 100
            9.1.3.   Breach of Negative Covenants or Visitation
                     Rights................................................. 101
            9.1.4.   Breach of Other Covenants.............................. 101
            9.1.5.   Defaults in Other Agreements or Indebtedness........... 101
            9.1.6.   Final Judgments or Orders.............................. 101
            9.1.7.   Loan Document Unenforceable............................ 101
            9.1.8.   Uninsured Losses; Proceedings Against Assets........... 102
            9.1.9.   Notice of Lien or Assessment........................... 102
            9.1.10.  Insolvency............................................. 102
            9.1.11.  Events Relating to Plans and Benefit
                     Arrangements........................................... 102
            9.1.12.  Cessation of Business.................................. 103
            9.1.13.  Change of Control...................................... 103
            9.1.14.  Beazer East Default.................................... 103
            9.1.15.  Involuntary Proceedings................................ 104
            9.1.16.  Voluntary Proceedings.................................. 104
     9.2    Consequences of Event of Default................................ 104
            9.2.1.   Events of Default Other Than Bankruptcy,
                     Insolvency or Reorganization Proceedings............... 104
            9.2.2.   Bankruptcy, Insolvency or Reorganization
                     Proceedings............................................ 105
            9.2.3.   Set-off................................................ 105
            9.2.4.   Suits, Actions, Proceedings............................ 105
            9.2.5.   Application of Proceeds; Collateral Sharing............ 106
            9.2.6.   Other Rights and Remedies.............................. 107
     9.3    Notice of Sale.................................................. 107

10.  THE ADMINISTRATIVE AGENT............................................... 107
     10.1   Appointment..................................................... 107
     10.2   Delegation of Duties............................................ 108
     10.3   Nature of Duties; Independent Credit Investigation.............. 108
     10.4   Actions in Discretion of Administrative Agent;
            Instructions From the Banks..................................... 109
     10.5   Reimbursement and Indemnification of Administrative
            Agent by the Borrower........................................... 109
     10.6   Exculpatory Provisions; Limitation of Liability................. 110
     10.7   Reimbursement and Indemnification of Administrative
            Agent by Banks.................................................. 111

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                                TABLE OF CONTENTS

Section                                                                     Page
-------                                                                     ----

     10.8   Reliance by Administrative Agent................................ 111
     10.9   Notice of Default............................................... 112
     10.10  Notices......................................................... 112
     10.11  Banks in Their Individual Capacities; Administrative
            Agent in its Individual Capacity................................ 112
     10.12  Holders of Notes................................................ 113
     10.13  Equalization of Banks........................................... 113
     10.14  Successor Administrative Agent.................................. 113
     10.15  Administrative Agent's Fee; Syndication Agent's Fee............. 114
     10.16  Availability of Funds........................................... 114
     10.17  Calculations.................................................... 114
     10.18  Beneficiaries................................................... 115
     10.19  Power of Attorney for Quebec Purposes........................... 115

11.  MISCELLANEOUS.......................................................... 116
     11.1   Modifications, Amendments or Waivers............................ 116
            11.1.1.  Increase of Commitment; Extension of
                     Expiration Date........................................ 116
            11.1.2.  Extension of Payment; Reduction of Principal
                     Interest or Fees; Modification of Terms of
                     Payment................................................ 116
            11.1.3.  Release of Collateral or Guarantor..................... 116
            11.1.4.  Miscellaneous.......................................... 116
     11.2   No Implied Waivers; Cumulative Remedies; Writing
            Required........................................................ 117
     11.3   Reimbursement and Indemnification of Banks by the
            Borrower; Taxes................................................. 117
     11.4   Holidays........................................................ 118
     11.5   Funding by Branch, Subsidiary or Affiliate...................... 119
            11.5.1.  Notional Funding....................................... 119
            11.5.2.  Actual Funding......................................... 119
     11.6   Notices......................................................... 119
     11.7   Severability.................................................... 120
     11.8   Governing Law................................................... 120
     11.9   Prior Understanding............................................. 121
     11.10  Duration; Survival.............................................. 121
     11.11  Successors and Assigns.......................................... 121
     11.12  Confidentiality................................................. 123
            11.12.1. General................................................ 123
            11.12.2. Sharing Information With Affiliates of the
            Banks........................................................... 124
     11.13  Counterparts.................................................... 124
     11.14  Administrative Agent's or Bank's Consent........................ 124
     11.15  Exceptions...................................................... 124
     11.16  CONSENT TO FORUM; WAIVER OF JURY TRIAL.......................... 124

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                                TABLE OF CONTENTS

Section                                                                     Page
-------                                                                     ----

     11.17  Tax Withholding Clause.......................................... 125
     11.18  Joinder of Guarantors........................................... 126

                         LIST OF SCHEDULES AND EXHIBITS

SCHEDULES

SCHEDULE 1.1(A)     -  PRICING GRID
SCHEDULE 1.1(B)     -  COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES
SCHEDULE 1.1(P)     -  PERMITTED LIENS
SCHEDULE 1.1(Q)(1)  -  QUALIFIED ACCOUNTS
SCHEDULE 1.1(Q)(2)  -  QUALIFIED INVENTORY
SCHEDULE 2.10       -  LETTERS OF CREDIT
SCHEDULE 6.1.1      -  QUALIFICATIONS TO DO BUSINESS
SCHEDULE 6.1.2      -  CAPITALIZATION
SCHEDULE 6.1.3      -  SUBSIDIARIES
SCHEDULE 6.1.7      -  LITIGATION
SCHEDULE 6.1.8      -  OWNED AND LEASED REAL PROPERTY
SCHEDULE 6.1.13     -  CONSENTS AND APPROVALS
SCHEDULE 6.1.15     -  PATENTS, TRADEMARKS, COPYRIGHTS, LICENSES, ETC.
SCHEDULE 6.1.18     -  PARTNERSHIP AGREEMENTS; LLC AGREEMENTS
SCHEDULE 6.1.19     -  INSURANCE POLICIES
SCHEDULE 6.1.21     -  MATERIAL CONTRACTS
SCHEDULE 6.1.23     -  EMPLOYEE BENEFIT PLAN DISCLOSURES
SCHEDULE 6.1.25     -  ENVIRONMENTAL DISCLOSURES
SCHEDULE 8.2.1      -  PERMITTED INDEBTEDNESS
SCHEDULE 8.2.3      -  GUARANTIES
SCHEDULE 8.2.4      -  PERMITTED LOANS AND INVESTMENTS
SCHEDULE 8.2.9      -  PERMITTED PARTNERSHIPS, LLCs, JOINT VENTURES
SCHEDULE 8.2.10     -  BUSINESS DESCRIPTIONS

EXHIBITS

EXHIBIT 1.1(A)      -  ASSIGNMENT AND ASSUMPTION AGREEMENT
EXHIBIT 1.1(D)(1)   -  DEBENTURE PLEDGE AGREEMENT
EXHIBIT 1.1(D)(2)   -  DEED OF HYPOTHEC
EXHIBIT 1.1(D)(3)   -  DEMAND DEBENTURE
EXHIBIT 1.1(F)      -  FIXED AND FLOATING CHARGE (AUSTRALIA)
EXHIBIT 1.1(G)(1)   -  GUARANTOR JOINDER
EXHIBIT 1.1(G)(2)   -  GUARANTY AGREEMENT
EXHIBIT 1.1(G)(3)   -  GUARANTY AGREEMENT (AUSTRALIA)
EXHIBIT 1.1(I)(2)   -  INTERCOMPANY SUBORDINATION AGREEMENT
EXHIBIT 1.1(P)(1)   -  PATENT, TRADEMARK AND COPYRIGHT SECURITY AGREEMENT
EXHIBIT 1.1(P)(2)   -  PLEDGE AGREEMENT
EXHIBIT 1.1(R)      -  REVOLVING CREDIT NOTE

EXHIBIT 1.1(S)(1)   -  SECURITY AGREEMENT
EXHIBIT 1.1(S)(2)   -  SWING LOAN NOTE
EXHIBIT 1.1(S)(3)   -  SECURITY TRUST DEED (AUSTRALIA)
EXHIBIT 1.1(T)      -  TERM NOTE
EXHIBIT 2.5.1       -  LOAN REQUEST
EXHIBIT 2.5.2       -  SWING LOAN REQUEST
EXHIBIT 7.1.4       -  OPINION OF COUNSEL
EXHIBIT 7.1.16      -  LANDLORD'S WAIVER
EXHIBIT 8.2.6       -  ACQUISITION COMPLIANCE CERTIFICATE
EXHIBIT 8.3.3       -  QUARTERLY COMPLIANCE CERTIFICATE
EXHIBIT 8.3.4       -  BORROWING BASE CERTIFICATE

                                CREDIT AGREEMENT

     THIS CREDIT AGREEMENT is dated as of May 12, 2003, and is made by and among KOPPERS INC., a Pennsylvania corporation (the "Borrower"), EACH OF THE GUARANTORS (as hereinafter defined), the BANKS (as hereinafter defined), PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Banks under this Agreement (hereinafter referred to in such capacity as the "Administrative Agent") and NATIONAL CITY BANK OF PENNSYLVANIA, as Syndication Agent, and CITIZENS BANK OF PENNSYLVANIA, FLEET NATIONAL BANK and WACHOVIA BANK, NATIONAL ASSOCIATION, as Co-Documentation Agents.

                                   WITNESSETH:

     WHEREAS, the Borrower has requested the Banks to provide (i) a revolving credit facility to the Borrower in an aggregate principal amount not to exceed $100,000,000 and (ii) a $75,000,000 term loan facility; and

     WHEREAS, the revolving credit and term loan facilities shall be used (i) to repay certain existing senior secured Indebtedness of the Borrower, (ii) to provide working capital to the Borrower, and (iii) for general corporate purposes of the Borrower, including transaction costs and expenses; and

     WHEREAS, the Banks are willing to provide such credit facilities upon the terms and conditions hereinafter set forth;

     NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

                             1. CERTAIN DEFINITIONS
                                -------------------

     1.1   Certain Definitions.
           --------------------

           In addition to words and terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings, respectively, unless the context hereof clearly requires otherwise:

                    Account shall mean any account, contract right, general intangible, chattel paper, instrument or document representing any right to payment for goods sold or services rendered, whether or not earned by performance and whether or not evidenced by a contract, instrument or document, which is now owned or hereafter acquired by the Borrower or any other Loan Party. All Accounts, whether Qualified Accounts or not, shall be subject to the Banks' Prior Security Interest.

                    Account Debtor shall mean any Person who is or who may become obligated to the Borrower or to any other Loan Party organized under the laws of the United States or any state thereof or under the laws of Australia under, with respect to, or on account of, an Account.

                    Acquisition Compliance Certificate shall have the meaning given to such term in Section 8.2.6(5)(vi) hereof.

                    Actual Payments shall have the meaning given to such term in
Section 8.2.15 hereof.

                    Administrative Agent shall mean PNC Bank, National Association, and its successors and assigns.

                    Advisory Services Agreement shall have the meaning given to such term in Section 8.2.8 hereof.

                    Affiliate as to any Person shall mean any other Person (i) which directly or indirectly controls, is controlled by, or is under common control with such Person, (ii) which beneficially owns or holds 5% or more of any class of the voting or other equity interests of such Person, or (iii) 5% or more of any class of voting interests or other equity interests of which is beneficially owned or held, directly or indirectly, by such Person. Control, as used in this definition, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, including the power to elect a majority of the directors or trustees of a corporation or trust, as the case may be.

                    Agents shall mean, collectively, the Administrative Agent and the Syndication Agent.

                    Agents' Letters shall have the meaning given to such term in
Section 10.15 hereof.

                    Agreement shall mean this Credit Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time, including all schedules and exhibits.

                    Applicable Letter of Credit Fee shall mean the percentage rate per annum at the indicated level of Senior Leverage Ratio in the pricing grid on Schedule 1.1(A) below the heading "Letter of Credit Fee." The Applicable Letter of Credit Fee shall be computed in accordance with the parameters set forth on Schedule 1.1(A).

                    Applicable Margin shall mean, as applicable:

                    (A) the percentage spread to be added to Base Rate under the Revolving Credit Base Rate Option at the indicated level of the Senior Leverage Ratio in the pricing grid on Schedule 1.1 (A) below the heading "Revolving Credit Base Rate Spread,"

                    (B) the percentage spread to be added to Base Rate under the Term Loan Base Option at the indicated level of the Senior Leverage Ratio in the pricing grid on Schedule 1.1(A) below the heading "Term Loan Base Rate Spread,"

                    (C) the percentage spread to be added to Euro-Rate under the Revolving Credit Euro-Rate Option at the indicated level of the Senior Leverage Ratio in the pricing grid on Schedule 1.1(A) below the heading "Revolving Credit Euro-Rate Spread," or

                    (D) the percentage spread to be added to Euro-Rate under the Term Loan Euro-Rate Option at the indicated level of the Leverage Ratio in the pricing grid on Schedule 1.1(A) below the heading "Term Loan Euro-Rate Spread."

                    The Applicable Margin shall be computed in accordance with the parameters set forth on Schedule 1.1(A).

                    As-Offered Rate shall mean an interest rate per annum (computed on the basis of a year of 360 days and actual days elapsed) applicable to the Swing Loans offered by the Administrative Agent with respect to the Swing Loans, as determined in its sole discretion.

                    Assignment and Assumption Agreement shall mean an Assignment and Assumption Agreement by and among a Purchasing Bank, a Transferor Bank and the Administrative Agent, as Administrative Agent and on behalf of the remaining Banks, substantially in the form of Exhibit 1.1(A).

                    Authorized Officer shall mean those individuals, designated by written notice to the Administrative Agent from the Borrower, authorized to execute notices, reports and other documents on behalf of the Loan Parties required hereunder. The Borrower may amend such list of individuals from time to time by giving written notice of such amendment to the Administrative Agent.

                    Bank-Provided Interest Rate Hedge shall mean an Interest Rate Hedge which is provided by any Bank and with respect to which the Administrative Agent confirms meets the following requirements: such Interest Rate Hedge (i) is documented in a standard International Swap Dealer Association Agreement, (ii) provides for the method of calculating the reimbursable amount of the provider's credit exposure in a reasonable and customary manner, and
(iii) is entered into for hedging (rather than speculative) purposes. The liabilities of the Loan Parties to the provider of any Bank-Provided Interest Rate Hedge (the "Hedge Liabilities") shall be "Obligations" hereunder, guaranteed obligations under the Guaranty Agreements and secured obligations under the Pledge Agreement and Security Agreements and otherwise treated as Obligations for purposes of each of the other Loan Documents. The Liens securing the Hedge

Liabilities shall be pari passu with the Liens securing all other Obligations under this Agreement and the other Loan Documents.

                    Banks shall mean the financial institutions named on
Schedule 1.1(B) and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a Bank.

                    Base Rate shall mean the greater of (i) the interest rate per annum announced from time to time by the Administrative Agent at its Principal Office as its then prime rate, which rate may not be the lowest rate then being charged commercial borrowers by the Administrative Agent, or (ii) the Federal Funds Open Rate plus 1/2% per annum.

                    Base Rate Option shall mean either the Revolving Credit Base Rate Option or the Term Loan Base Rate Option.

                    Beazer Acquisition Agreement shall mean the Asset Purchase Agreement dated as of December 28, 1988, by and between the Borrower and Beazer East.

                    Beazer Acquisition Agreement Guarantee shall mean the Guarantee of Beazer Limited of all of Beazer East's liabilities and obligations under Article VII of the Beazer Acquisition Agreement.

                    Beazer East shall mean Beazer East, Inc., a Delaware corporation.

                    Beazer Limited shall mean Beazer Limited, an English corporation.

                    Benefit Arrangement shall mean at any time an "employee benefit plan," within the meaning of Section 3(3) of ERISA, which is neither a Plan nor a Multiemployer Plan and which is maintained, sponsored or otherwise contributed to by any member of the ERISA Group.

                    Borrower shall mean Koppers Inc., a corporation organized and existing under the laws of the Commonwealth of Pennsylvania.

                    Borrowing Base shall mean at any time the sum of (i) 85% of Qualified Accounts ("Accounts Portion"), plus (ii) 60% of Qualified Inventory ("Inventory Portion"), provided that at no time shall that portion of the Borrowing Base supported by Qualified Australian Accounts and Qualified Australian Inventory exceed 35% of the aggregate Borrowing Base. Notwithstanding anything to the contrary herein, the Required Banks may, in their reasonable discretion, at any time hereafter, decrease the advance percentage for Qualified Accounts and Qualified Inventory, or increase the level of any reserves or ineligibles, or define or maintain such other reserves or ineligibles, as the Required Banks may deem necessary or appropriate as a result of any collateral audit or field examination of the Collateral and Borrowing Base conducted pursuant to Section 8.1.6 hereof. Any such change shall become effective immediately upon written notice from the Administrative Agent to the Borrower for the purpose of calculating the Borrowing Base hereunder.

                    Borrowing Base Certificate shall have the meaning given to such term in Section 8.3.4 hereof.

                    Borrowing Date shall mean, with respect to any Loan, the date for the making thereof or the renewal or conversion thereof at or to the same or a different Interest Rate Option, which shall be a Business Day.

                    Borrowing Tranche shall mean specified portions of Loans outstanding as follows: (i) any Loans to which a Euro-Rate Option applies which become subject to the same Interest Rate Option under the same Loan Request by the Borrower and which have the same Interest Period shall constitute one Borrowing Tranche, and (ii) all Loans to which a Base Rate Option applies shall constitute one Borrowing Tranche.

                    Business Day shall mean any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required to be closed for business in Pittsburgh, Pennsylvania and if the applicable Business Day relates to any Loan to which the Euro-Rate Option applies, such day must also be a day on which dealings are carried on in the London interbank market.

                    Cash Equivalents shall mean, at any time, (i) Indebtedness with a maturity of one year or less issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof), (ii) certificates of deposit or acceptances with a maturity of one year or less of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $500,000,000, (iii) commercial paper with a maturity of 270 days or less issued by a corporation (except an Affiliate of the Borrower) organized under the laws of any state of the United States or the District of Columbia or of the Commonwealth of Australia or any state thereof or of England and rated at least A-1 by Standard & Poor's or at least P-1 by Moody's, (iv) repurchase agreements with institutions described in clause (ii) with respect to investments described in clause (i), and (v) money market mutual funds or cash management trusts rated in the highest rating by Standard & Poor's or Moody's (and not rated other than in the highest rating by Standard & Poor's or Moody's) or investing solely in investments described in clauses (i) through (iv) above.

                    Change of Control shall have the meaning set forth in
Section 9.1.13.

                    Closing Date shall mean the Business Day on which the first Loan shall be made, which shall be May 12, 2003.

                    Collateral shall mean the Pledged Collateral, the UCC Collateral, and the Intellectual Property Collateral.

                    Collateral Agent shall have the meaning given to such term in Section 9.2.5.2 hereof.

                    Collateral Documents shall have the meaning given to such term in Section 9.2.5.2 hereof.

                    Commercial Letter of Credit shall mean any letter of credit which is a commercial letter of credit issued in respect of the purchase of goods or services by one or more of the Loan Parties in the ordinary course of their business.

                    Commitment shall mean as to any Bank the aggregate of its Revolving Credit Commitment and Term Loan Commitment, and, in the case of the Administrative Agent, its Swing Loan Commitment and Commitments shall mean the aggregate of the Revolving Credit Commitments, Term Loan Commitments and Swing Loan Commitment of all of the Banks.

                    Commitment Fee shall have the meaning assigned to that term in Section 2.3.

                    Compliance Certificate shall have the meaning assigned to such term in Section 8.3.3.

                    Computation Date shall have the meaning assigned to such term in Section 2.11.

                    Consideration shall mean with respect to any Permitted Acquisition, the aggregate of (i) the cash paid by the Borrower or any of its Subsidiaries, directly or indirectly, to the seller in connection therewith,
(ii) the Indebtedness incurred or assumed by Borrower or any of its Subsidiaries, whether in favor of the seller or otherwise and whether fixed or contingent, (iii) any Guaranty given or incurred by Borrower or any of its Subsidiaries in connection therewith, and (iv) any other consideration given or obligation incurred by Borrower or any of its Subsidiaries in connection therewith.

                    Consolidated EBITDA for any period of determination shall mean (i) the sum of net income, depreciation, depletion, amortization, other non-recurring, non-cash charges to net income, losses on the sale of assets outside the ordinary course of business, interest expense, income tax expense, cash dividends received from Affiliates to the extent not included in determining Consolidated Net Income, and equity losses of Affiliates (other than Consolidated Subsidiaries) to the extent included in determining Consolidated Net Income for such period minus (ii) the sum of non-recurring, non-cash credits to net income, gains on the sale of assets outside the ordinary course of business, and equity earnings of Affiliates (other than Consolidated Subsidiaries) to the extent included in determining Consolidated Net Income for such period, in each case of the Borrower and its Subsidiaries for such period determined and consolidated in accordance with GAAP. For purposes of determining Consolidated EBITDA, items related to Koppers-Arch Parent and its Subsidiaries and to Koppers China shall be excluded, except that cash dividends paid by Koppers-Arch Parent to WWV and cash dividends paid by Koppers China to Koppers-Mauritius shall be included in Consolidated EBITDA, but only to the extent that such dividends paid by Koppers-Arch Parent and Koppers China exceed the loans, advances and investments made by the Loan Parties in or to Koppers-Arch Parent and by the Loan Parties in or to Koppers China during the period of measurement.

                    Consolidated Net Income for any period of determination shall mean the consolidated net income (or loss) after taxes of the Borrower and its Consolidated Subsidiaries determined and consolidated in accordance with GAAP.

                    Consolidated Subsidiaries of the Borrower shall mean those Subsidiaries whose accounts are or should be consolidated with those of the Borrower at such time.

                    Contamination shall mean the presence or release or threat of release of Regulated Substances in, on, under or migrating to or from the Property, which pursuant to Environmental Laws requires notification or reporting to an Official Body, or which pursuant to Environmental Laws requires the performance of a Remedial Action or which otherwise constitutes a violation of Environmental Laws.

                    Controller shall have the meaning given to such term in the definition of the term "Insolvency Event".

                    Corporations Act shall mean the Corporations Act 2001 (Cth).

                    Currency Agreement shall mean any foreign exchange contract, currency swap agreement or other similar agreement or arrangement, among the Borrower or any of its Subsidiaries, on the one hand, and one or more financial institutions, on the other hand, designed to protect the Borrower or any of its Subsidiaries against fluctuations in currency values.

                    Debenture Pledge Agreement shall mean the Debenture Pledge Agreement, substantially in the form of Exhibit 1.1(D)(1), executed and delivered by the Borrower in favor of the Administrative Agent for its own benefit and on behalf and for the benefit of the Banks, together with all amendments, extensions, renewals or replacements thereof or thereto.

                    Deed of Hypothec shall mean the Deed of Hypothec, substantially in the form of Exhibit 1.1(D)(2), executed by the Borrower in favor of the Administrative Agent for its own benefit and on behalf and for the benefit of the Banks, together with all amendments, extensions, renewals or replacements thereof or thereto.

                    Deferred Revenue Accounts shall mean unbilled accounts receivable arising in the ordinary course of business of the Loan Parties which represent treating and handling services provided by the Loan Parties to their customers with respect to items of Inventory in the wood treating business, which accounts receivable are contractually due and payable to the Loan Parties by such customers under valid written service agreements with such customers.

                    Demand Debenture shall mean the Demand Debenture, substantially in the form of Exhibit 1.1(D)(3), issued by the Borrower in favor of the Administrative Agent for its own benefit and on behalf and for the benefit of the Banks, together with all amendments, extensions, renewals or replacements thereof or thereto.

                    Dollar, Dollars, U.S. Dollars and the symbol $ shall mean lawful money of the United States of America.

                    Dollar Equivalent shall mean, with respect to any amount of any currency, the Equivalent Amount of such currency expressed in Dollars.

                    Drawing Date shall have the meaning assigned to that term in
Section 2.10.3.2.

                    Environmental Complaint shall mean any (i) notice of non-compliance or violation, citation or order relating in any way to any Environmental Law, Environmental Permit, Contamination or Regulated Substance;
(ii) civil, criminal, administrative or regulatory investigation instituted by an Official Body relating in any way to any Environmental Law, Environmental Permit, Contamination or Regulated Substance; (iii) administrative, regulatory or judicial action, suit, claim or proceeding instituted by any Person or Official Body or any written notice of liability or potential liability from any Person or Official Body, in either instance, setting forth allegations relating to or a cause of action for personal injury (including but not limited to death), property damage, natural resource damage, contribution or indemnity for the costs associated with the performance of Remedial Actions, direct recovery for the costs associated with the performance of Remedial Actions, liens or encumbrances attached to or recorded or levied against property for the costs associated with the performance of Remedial Actions, civil or administrative penalties, criminal fines or penalties, or declaratory or equitable relief arising under any Environmental Laws; or (iv) subpoena, request for information or other written notice or demand of any type issued by an Official Body pursuant to any Environmental Laws.

                    Environmental Laws shall mean all federal, territorial, tribal, state, local and foreign Laws (including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.Sections 9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C.Section 6901 et seq., the Hazardous Materials Transportation Act, 49 U.S.C.Section 1801 et seq., the Toxic Substances Control Act, 15 U.S.C.Section 2601 et seq., the Federal Water Pollution Control Act, 33 U.S.C.Sections 1251 et seq., the Federal Safe Drinking Water Act, 42 U.S.C.Sections 300f-300j, the Federal Air Pollution Control Act, 42 U.S.C.Section 7401 et seq., the Oil Pollution Act, 33 U.S.C.Section 2701 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C.Sections 136 to 136y, each as amended, and any regulations promulgated thereunder or any equivalent state or local Law, each as amended, and any regulations promulgated thereunder) and any consent decrees, settlement agreements, judgments, orders, directives, policies or programs issued by or entered into with an Official Body pertaining or relating to: (i) pollution or pollution control; (ii) protection of human health from exposure to Regulated Substances (iii) protection of the environment and/or natural resources; (iv) the presence, use, management, generation, manufacture, processing, extraction, treatment, recycling, refining, reclamation, labeling, sale, transport, storage, collection, distribution, disposal or release or threat of release of Regulated Substances; (v) the presence of Contamination; (vi) the protection of endangered or threatened species; and (vii) the protection of Environmentally Sensitive Areas.

                    Environmental Permits shall mean all permits, licenses, bonds or other forms of financial assurances, consents, registrations, identification numbers, approvals or authorizations required under Environmental Laws (i) to own, occupy or maintain the Property; (ii) for the operations and business activities of the Loan Parties or any Subsidiaries of any Loan Party; or (iii) for the performance of a Remedial Action.

                    Environmental Records shall mean all notices, reports, records, plans, applications, forms or other filings relating or pertaining to the Property, Contamination, the performance of a Remedial Action and the operations and business activities of the Loan Parties or any Subsidiaries of any Loan Party which pursuant to Environmental Laws, Required Environmental Permits or at the request or direction of an Official Body either must be submitted to an Official Body or which otherwise must be maintained.

                    Environmentally Sensitive Area shall mean (i) any wetland as defined by applicable Environmental Laws; (ii) any area designated as a coastal zone pursuant to applicable Laws, including Environmental Laws; (iii) any area of historic or archeological significance or scenic area as defined or designated by applicable Laws, including Environmental Laws; (iv) habitats of endangered species or threatened species as designated by applicable Laws, including Environmental Laws; (v) wilderness or refuge areas as defined or designated by applicable Laws, including Environmental Laws; or (v) a floodplain or other flood hazard area as defined pursuant to any applicable Laws.

                    Equivalent Amount shall mean, at any time, as determined by the Administrative Agent (which determination shall be conclusive absent manifest error), with respect to an amount of any currency (the "Reference Currency") which is to be computed as an equivalent amount of another currency (the "Equivalent Currency"): (i) if the Reference Currency and the Equivalent Currency are the same, the amount of such Reference Currency, or (ii) if the Reference Currency and the Equivalent Currency are not the same, the amount of such Equivalent Currency converted from such Reference Currency at the Administrative Agent's spot selling rate (based on the market rates then prevailing and available to the Administrative Agent) for the sale of such Equivalent Currency for such Reference Currency at a time determined by the Administrative Agent on the second Business Day immediately preceding the event for which such calculation is made.

                    Equivalent Currency shall have the meaning assigned to such term in the definition of Equivalent Amount.

                    ERISA shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

                    ERISA Group shall mean, at any time, the Borrower and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control and all other entities which, together with the Borrower, are treated as a single employer under Section 414 of the Internal Revenue Code.

                    Euro-Rate shall mean, with respect to the Loans comprising any Borrowing Tranche to which the Euro-Rate Option applies for any Interest Period, the interest rate per annum determined by the Administrative Agent by dividing (the resulting quotient rounded upwards, if necessary, to the nearest 1/100th of 1% per annum) (i) the rate of interest determined by the Administrative Agent in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the average of the London interbank offered rates for U.S. Dollars quoted by the British Bankers' Association as set forth on Dow Jones Markets Service (formerly known as Telerate) (or appropriate successor or, if the British Bankers' Association or its successor ceases to provide such quotes, a comparable replacement determined by the Administrative Agent) display page 3750 (or such other display page on the Dow Jones Markets Service system as may replace display page 3750) two (2) Business Days prior to the first day of such Interest Period for an amount comparable to such Borrowing Tranche and having a borrowing date and a maturity comparable to such Interest Period by (ii) a number equal to 1.00 minus the Euro-Rate Reserve Percentage. The Euro-Rate may also be expressed by the following formula:

                       Average of London interbank offered rates quoted
                       by BBA or appropriate successor as shown on
         Euro-Rate =   Dow Jones Markets Service display page 3750
                       ------------------------------------------------
                           1.00 - Euro-Rate Reserve Percentage

The Euro-Rate shall be adjusted with respect to any Loan to which the Euro-Rate Option applies that is outstanding on the effective date of any change in the Euro-Rate Reserve Percentage as of such effective date. The Administrative Agent shall give prompt notice to the Borrower of the Euro-Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

                    Euro-Rate Option shall mean either the Revolving Credit Euro-Rate Option or the Term Loan Euro-Rate Option.

                    Euro-Rate Reserve Percentage shall mean as of any day the maximum percentage in effect on such day, as prescribed by the Board of Governors of the Federal Reserve

System (or any successor) for determining the reserve requirements (including supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as "Eurocurrency Liabilities").

                    Event of Default shall mean any of the events described in
Section 9.1 and referred to therein as an "Event of Default."

                    Existing Bank shall have the meaning given to such term in
Section 11.11 hereof.

                    Existing Credit Agreement shall mean that certain Credit Agreement dated as of November 24, 1997, by and among Koppers Industries, Inc., as borrower, the guarantors party thereto, the banks party thereto, the issuing bank party thereto, the swingline bank party thereto, SBC Warburg Dillon Read Inc, as arranger and syndication agent, Swiss Bank Corporation, Stamford Branch, as documentation agent, and Mellon Bank, N.A., as administrative agent and collateral agent, as the same has been amended.

                    Expiration Date shall mean, with respect to the Revolving Credit Commitments, May 12, 2007.

                    Federal Funds Effective Rate for any day shall mean the rate per annum (based on a year of 360 days and actual days elapsed and rounded upward to the nearest 1/100 of 1%) announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the "Federal Funds Effective Rate" as of the date of this Agreement; provided, if such Federal Reserve Bank (or its successor) does not announce such rate on any day, the "Federal Funds Effective Rate" for such day shall be the Federal Funds Effective Rate for the last day on which such rate was announced.

                    Federal Funds Open Rate shall mean the rate per annum determined by the Administrative Agent in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the "open" rate for federal funds transactions as of the opening of business for federal funds transactions among members of the Federal Reserve System arranged by federal funds brokers on such day, as quoted by Garvin Guybutler, any successor entity thereto, or any other broker selected by the Bank, as set forth on the applicable Telerate display page; provided, however; that if such day is not a Business Day, the Federal Funds Open Rate for such day shall be the "open" rate on the immediately preceding Business Day, or if no such rate shall be quoted by a Federal funds broker at such time, such other rate as determined by the Administrative Agent in accordance with its usual procedures.

                    Financial Projections shall have the meaning assigned to that term in Section 6.1.9(ii).

                    Fixed Charge Coverage Ratio shall mean the ratio of (i) Consolidated EBITDA minus capital expenditures minus cash taxes to (ii) Fixed Charges.

                    Fixed Charges shall mean for any period of determination the sum of interest expense, contractual principal installments on Indebtedness, and contractual principal payments on capitalized leases, in each case of the Borrower and its Subsidiaries for such period determined and consolidated in accordance with GAAP.

                    GAAP shall mean generally accepted accounting principles as are in effect from time to time, subject to the provisions of Section 1.3, and applied on a consistent basis both as to classification of items and amounts.

                    Governmental Acts shall have the meaning assigned to that term in Section 2.10.8.

                    Guarantor shall mean each of the parties to this Agreement which is designated as a "Guarantor" on the signature page hereof and each other Person which joins this Agreement as a Guarantor after the date hereof pursuant to Section 11.18.

                    Guarantor Joinder shall mean a joinder by a Person as a Guarantor under this Agreement, any Guaranty Agreement and the other Loan Documents in the form of Exhibit 1.1(G)(1).

                    Guaranties of any Person, and Guaranty of any Person shall mean any obligation of such Person guaranteeing or in effect guaranteeing any liability or obligation of any other Person in any manner, whether directly or indirectly, including any agreement to indemnify or hold harmless any other Person, any performance bond or other suretyship arrangement and any other form of assurance against loss, except endorsement of negotiable or other instruments for deposit or collection in the ordinary course of business.

                    Guaranty Agreement shall mean the Guaranty and Suretyship Agreement in substantially the form of Exhibit 1.1(G)(2) or Exhibit 1.1(G)(3) executed and delivered by each of the Guarantors to the Administrative Agent for the benefit of the Banks.

                    Hedge Liabilities shall have the meaning given to such term in the definition of the term "Bank-Provided Interest Rate Hedge".

                    Historical Statements shall have the meaning assigned to that term in Section 6.1.9(i).

                    Indebtedness shall mean, as to any Person at any time, any and all indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of: (i) borrowed money, (ii) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility, (iii) reimbursement obligations (contingent or otherwise) under any letter of credit, currency swap agreement, interest rate swap, cap, collar or floor agreement or other interest rate management device, (iv) any other transaction (including forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements (but not including trade payables and accrued expenses incurred in the ordinary course of business which are not represented by a promissory note or other evidence of indebtedness and which are not more than thirty (30) days past due), or (v) any Guaranty of Indebtedness for borrowed money.

                    Indebtedness for Borrowed Money shall mean, as to any Person at any time, any and all indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of: (i) borrowed money, (ii) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility, (iii) the unreimbursed amount of all drafts drawn under letters of credit issued for the account of such Person and the undrawn stated amount of all letters of credit issued for the account of such Person, or (iv) obligations with respect to capitalized leases.

                    Ineligible Security shall mean any security which may not be underwritten or dealt in by member banks of the Federal Reserve System under
Section 16 of the Banking Act of 1933 (12 U.S.C. Section 24, Seventh), as amended.

                    Insolvency Event shall mean in respect of a Person:

                    (a) an order being made, or the person passing a resolution, for its winding up or bankruptcy, or

                    (b) an application being made by such Person or its representatives to a court for an order for its winding up or bankruptcy, or an application being made by a third party to a court for an order for its winding up or bankruptcy unless the application is withdrawn or dismissed within 30 days, or

                    (c) an administrator being appointed to the Person, or

                    (d) (i) the Person resolving to appoint a receiver and manager or analogous Person ("Controller") to the Person or any of the Person's property, or (ii) an application being made by such Person to a court for an order to appoint a Controller, provisional liquidator, trustee for creditors or in bankruptcy or analogous Person to the Person or any of the Person's property, or an application being made by a third party to a court for an order to appoint a Controller, provisional liquidator, trustee for creditors or in bankruptcy or analogous Person to the Person or any of the Person's property unless the application is withdrawn or dismissed within 30 days, or (iii) an appointment of the kind referred to in subparagraph (ii) being made (whether or not following a resolution or application), or

                    (e) the Person being taken under Section 459F(1) of the Corporations Act to have failed to comply with a statutory demand, or

                    (f) the Person (i) suspending payment of its debts, ceasing (or threatening to cease) to carry on all or a material part of its business, stating that it is unable to pay its debts or being or becoming otherwise insolvent, or (ii) being taken by applicable law to be (or if a court would be entitled or required to presume that the Person is) unable to pay its debts or otherwise insolvent, or

                    (g) the Person taking any step toward entering into a compromise or arrangement with, or assignment for the benefit of, any of its members or creditors, unless this takes place as part of a solvent reconstruction, amalgamation, merger or consolidation that is in accordance with this Agreement.

                    Insolvency Proceeding shall mean, with respect to any Person, (a) a case, action or proceeding with respect to such Person (i) before any court or any other Official Body under any bankruptcy, insolvency, reorganization or other similar Law now or hereafter in effect, or (ii) for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any Loan Party or otherwise relating to the liquidation, dissolution, winding-up or relief of such Person, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of such Person's creditors generally or any substantial portion of its creditors; undertaken under any Law or (c) an Insolvency Event in the case of a corporation registered in Australia.

                    Intellectual Property Collateral shall mean all of the property described in the Patent, Trademark and Copyright Security Agreement.

                    Intercompany Subordination Agreement shall mean an Intercompany Subordination Agreement among the Loan Parties in the form attached hereto as Exhibit 1.1(I)(2).

                    Interest Period shall mean the period of time selected by the Borrower in connection with (and to apply to) any election permitted hereunder by the Borrower to have Revolving Credit Loans or Term Loans bear interest under the Euro-Rate Option. Subject to the last sentence of this definition, such period shall be one, two, three or six Months if Borrower selects the Euro-Rate Option. Such Interest Period shall commence on the effective date of such Interest Rate Option, which shall be (i) the Borrowing Date if the Borrower is requesting new Loans, or (ii) the date of renewal of or conversion to the Euro-Rate Option if the Borrower is renewing or converting to the Euro-Rate Option applicable to outstanding Loans. Notwithstanding the second sentence hereof: (A) any Interest Period which would otherwise end on a date which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (B) the Borrower shall not select, convert to or renew an Interest Period for any portion of the Loans that would end after the Expiration Date.

                    Interest Rate Hedge shall mean an interest rate exchange, collar, cap, swap, adjustable strike cap, adjustable strike corridor or similar agreements entered into by the Loan Parties or their Subsidiaries in order to provide protection to, or minimize the impact upon, the Borrower, the Guarantors and/or their Subsidiaries of increasing floating rates of interest applicable to Indebtedness.

                    Interest Rate Option shall mean any Euro-Rate Option or Base Rate Option.

                    Internal Revenue Code shall mean the Internal Revenue Code of 1986, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

                    Inventory shall mean any and all goods, merchandise and other personal property, including, without limitation, goods in transit, wheresoever located and whether now owned or hereafter acquired by the Borrower which are or may at any time be held as raw materials, finished goods, work-in-process, supplies or materials used or consumed in the Borrower's business or held for sale or lease, including, without limitation, (a) all such property the sale or other disposition of which has given rise to Accounts and which has been returned to or repossessed or stopped in transit by the Borrower, and (b) all packing, shipping and advertising materials relating to all or any such property. All Inventory, whether Qualified Inventory or not, shall be subject to the Banks' Prior Security Interest.

                    IRH Provider shall have the meaning given to such term in
Section 9.2.5.2 hereof.

                    Investors shall mean Saratoga and the Management Investors.

                    Issuing Bank shall mean individually and Issuing Banks shall mean collectively the Administrative Agent and any other Bank designated by the Administrative Agent as an Issuing Bank pursuant to Section 2.10 hereof, in their capacities as issuers of Letters of Credit.

                    KHC Assurance shall mean KHC Assurance, Inc., a Vermont corporation.

                    Koppers-Arch Parent shall mean Koppers Arch Investments Pty. Ltd. an Australian corporation of which 51% of the ownership interests are held by WWV.

                    Koppers China shall mean Koppers (China) Carbon & Chemical Company Limited, a limited liability company organized under the laws of the Peoples Republic of China.

                    Koppers Investment Subsidiary shall mean Koppers Investment Subsidiary Pty Ltd., (ABN 99 081-552 614), an Australian corporation.

                    Koppers Investments (Aust) shall mean Koppers Investments (Aust.) Pty Ltd. (ABN 31 000 162 612), an Australian corporation.

                    Koppers-Mauritius shall mean Koppers Mauritius, a company organized under the laws of the Republic of Mauritius.

                    Koppers Monessen shall mean Koppers Monessen Partners LP, a Delaware limited partnership.

                    Koppers Power Poles shall mean Koppers Power Poles (Australia) Pty Ltd (ABN 89 002 736 307), an Australian corporation.

                    Labor Contracts shall mean all employment agreements, employment contracts, collective bargaining agreements and other agreements among any Loan Party or Subsidiary of a Loan Party and its employees.

                    Landlord's Waiver shall mean a Landlord's Waiver in substantially the form attached hereto as Exhibit 7.1.16 executed by the applicable Loan Parties and the lessor of each leased location of Collateral in favor of the Administrative Agent.

                    Law shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, release, ruling, order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award of or settlement agreement with any Official Body.

                    Letter of Credit shall have the meaning assigned to that term in Section 2.10.1.

                    Letter of Credit Borrowing shall have the meaning assigned to such term in Section 2.10.3.4.

                    Letter of Credit Fee shall have the meaning assigned to that term in Section 2.10.2.

                    Letters of Credit Outstanding shall mean at any time the sum of (i) the aggregate undrawn face amount of outstanding Letters of Credit and
(ii) the aggregate amount of all unpaid and outstanding Reimbursement Obligations and Letter of Credit Borrowings.

                    Lien shall mean any mortgage, deed of trust, pledge, lien, security interest, hypothec, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing).

                    LLC Interests shall have the meaning given to such term in
Section 6.1.3.

                    Loan Documents shall mean this Agreement, the Guaranty Agreements, the Intercompany Subordination Agreement, the Notes, the Patent, Trademark and Copyright Security Agreement, the Pledge Agreement, the Security Agreements, the Security Trust Deed, the Quebec Security, agreements related to Bank-Provided Interest Rate Hedges, fee letters between the Borrower and the Administrative Agent and the Syndication Agent and any other instruments, certificates or documents delivered or contemplated to be delivered hereunder or thereunder or in connection herewith or therewith, as the same may be supplemented or amended from time to time in accordance herewith or therewith, and Loan Document shall mean any of the Loan Documents.

                    Loan Parties shall mean the Borrower and the Guarantors.

                    Loan Request shall have the meaning given to such term in
Section 2.5.1.

                    Loans shall mean collectively and Loan shall mean separately all Revolving Credit Loans, the Term Loans, and the Swing Loans, or any Revolving Credit Loan, the Term Loan or the Swing Loan.

                    Management Investors shall mean the employees of the Borrower or its Subsidiaries who are stockholders of the Borrower.

                    Material Adverse Change shall mean any set of circumstances or events which (a) has a material adverse effect upon the validity or enforceability of this Agreement or any other Loan Document, (b) is material and adverse to the business, properties, assets, financial condition, or results of operations of the Loan Parties taken as a whole, (c) impairs materially the ability of the Loan Parties taken as a whole to duly and punctually pay or perform its Indebtedness, or (d) impairs materially the ability of the Administrative Agent or any of the Banks, to the extent permitted, to enforce their legal remedies pursuant to this Agreement or any other Loan Document.

                    Monessen Facility shall mean the Borrower's coke facility located in Monessen, Pennsylvania.

                    Monessen Section 29 Tax Credits shall mean the tax credits available under Section 29 of the U.S. Internal Revenue Code associated with the operations of the Monessen Facility.

                    Month, with respect to an Interest Period under the Euro-Rate Option, shall mean the interval between the days in consecutive calendar months numerically corresponding to the first day of such Interest Period. If any Euro-Rate Interest Period begins on a day of a calendar month for which there is no numerically corresponding day in the month in which such Interest Period is to end, the final month of such Interest Period shall be deemed to end on the last Business Day of such final month.

                    Moody's shall mean Moody's Investors Service, Inc. and its successors.

                    Multiemployer Plan shall mean any employee benefit plan which is a "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA and to which the Borrower or any member of the ERISA Group is then making or accruing an obligation to make contributions or, within the preceding five Plan years, has made or had an obligation to make such contributions.

                    Multiple Employer Plan shall mean a Plan which has two or more contributing sponsors (including the Borrower or any member of the ERISA Group) at least two of whom are not under common control, as such a plan is described in Sections 4063 and 4064 of ERISA.

                    Notes shall mean the Revolving Credit Notes, the Term Notes and the Swing Loan Notes.

                    Notices shall have the meaning assigned to that term in
Section 11.6.

                    Obligation shall mean any obligation or liability of any of the Loan Parties to the Administrative Agent or any of the Banks, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, under or in connection with this Agreement, the Notes, the Letters of Credit, the Agents' Letters or any other Loan Document. Obligations shall include the liabilities to any Bank under any Bank-Provided Interest Rate Hedge but shall not include the liabilities to other Persons under any other Interest Rate Hedge.

                    Official Body shall mean any national, federal, state, local or other government or political subdivision or any agency, authority, board, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

                    Optional Currency shall mean Australian dollars.

                    Order shall have the meaning given to such term in Section
2.10.9 hereof.

                    Original Currency shall have the meaning assigned to such term in Section 5.8.1.

                    Other Currency shall have the meaning assigned to such term in Section 5.8.1.

                    Participation Advance shall mean, with respect to any Bank, such Bank's payment in respect of its participation in a Letter of Credit Borrowing according to its Ratable Share pursuant to Section 2.10.3.

                    Partnership Interests shall have the meaning given to such term in Section 6.1.3.

                    Patent, Trademark and Copyright Security Agreement shall mean the Patent, Trademark and Copyright Security Agreement in substantially the form of Exhibit 1.1(P)(1) executed and delivered by each of the Loan Parties to the Administrative Agent for the benefit of the Banks.

                    PBGC shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor.

                    Permitted Acquisitions shall have the meaning assigned to such term in Section 8.2.6(5) hereof.

                    Permitted Investments shall mean:

                         (i)    direct obligations of the United States of
America, the Commonwealth of Australia, a State of the Commonwealth of Australia, or any agency or instrumentality thereof or obligations backed by the full faith and credit of the United States of America or the Commonwealth of Australia or a State of the Commonwealth of Australia maturing in twelve (12) months or less from the date of acquisition;

                         (ii)   commercial paper maturing in 180 days or less
rated not lower than A-1, by Standard & Poor's or P-1 by Moody's Investors Service, Inc. on the date of acquisition;

                         (iii)  demand deposits, time deposits, term deposits,
or certificates of deposit maturing within one year in commercial banks of the United States or Europe, or banks constituted under the legislation of a State of the Commonwealth of Australia whose obligations are given a short-term rating of A-1, or a long-term senior unsecured rating of A or the equivalent or better by Standard & Poor's or given a short-term rating of P-1, or a long-term senior unsecured rating of A2 or the equivalent or better by Moody's (and not rated other than the highest rating by Standard & Poor's or Moody's) on the date of acquisition; and

                         (iv)   money market mutual funds or cash management
trusts rated in the highest rating by Standard & Poor's or Moody's (and not rated other than the highest rating by Standard & Poor's or Moody's) or investing solely in investments described in clauses (i) through (iv) of the definition of Cash Equivalents.

                    Permitted Liens shall mean:

                         (i)    Liens for taxes, assessments, or similar
charges, incurred in the ordinary course of business and which are not yet due and payable;

                         (ii)   Pledges or deposits made in the ordinary course
of business to secure payment of workmen's compensation, or to participate in any fund in connection with workmen's compensation, unemployment insurance, old-age pensions or other social security programs;

                         (iii)  Liens of mechanics, materialmen, warehousemen,
carriers, or other like Liens, securing obligations incurred in the ordinary course of business that are not yet due and payable and Liens of landlords securing obligations to pay lease payments that are not yet due and payable or in default;

                         (iv)   Good-faith pledges or deposits made in the
ordinary course of business to secure performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, not in excess of the aggregate amount due thereunder, or to secure statutory obligations, or surety, appeal, indemnity, performance or other similar bonds required in the ordinary course of business;

                         (v)    Encumbrances consisting of zoning restrictions,
easements or other restrictions on the use of real property, or minor irregularities in title thereto and other immaterial liens that do not secure the payment of money, none of which materially impairs the use of such property or the value thereof, and none of which is violated in any material respect by existing or proposed structures or land use;

                         (vi)   Liens, security interests and mortgages in favor
of the Administrative Agent for the benefit of the Banks securing the Obligations including liabilities under any Bank-Provided Interest Rate Hedge;

                         (vii)  Liens on property leased by any Loan Party or
Subsidiary of a Loan Party under capital and operating leases permitted in
Section 8.2.15 securing obligations of such Loan Party or Subsidiary to the lessor under such leases;

                         (viii) Any Lien existing on the date of this Agreement
and described on Schedule 1.1(P), and any extension, replacement or renewal thereof, provided that the principal amount secured thereby is not hereafter increased, and no additional assets become subject to such Lien;

                         (ix)   Purchase Money Security Interests and liens on
tangible property (excluding inventory) acquired pursuant to Permitted Acquisitions to the extent permitted under Section 8.2.1(vi);

                         (x)    The following, (A) if the validity or amount
thereof is being contested in good faith by appropriate and lawful proceedings diligently conducted so long as levy and execution thereon have been stayed and continue to be stayed or (B) if a final judgment is entered and such judgment is discharged within thirty (30) days of entry, and in either case they do not affect the Collateral or, in the aggregate, materially impair the ability of any Loan Party to perform its Obligations hereunder or under the other Loan Documents:

                    (1) Claims or Liens for taxes, assessments or charges due and payable and subject to interest or penalty, provided that the applicable Loan Party maintains such reserves or other appropriate provisions as shall be required by GAAP and pays all such taxes, assessments or charges forthwith upon the commencement of proceedings to foreclose any such Lien;

                    (2) Claims, Liens or encumbrances upon, and defects of title to, real or personal property other than the Collateral, including any attachment of personal or real property or other legal process prior to adjudication of a dispute on the merits;

                    (3) Claims or Liens of mechanics, materialmen, warehousemen, carriers, or other statutory nonconsensual Liens; or

                    (4) Liens resulting from final judgments or orders described in Section 9.1.6;

                    (ix) Liens on Inventory of Subsidiaries organized under Australian law arising from title retention arrangements with suppliers of such Subsidiaries, provided that such Liens do not encumber any other property; and

                    (x) Liens securing obligations in an aggregate amount not exceed $2,000,000 at any one time outstanding.

                    Person shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, joint venture, government or political subdivision or agency thereof, or any other entity.

                    Plan shall mean at any time an employee pension benefit plan (including a Multiple Employer Plan, but not a Multiemployer Plan) which is covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained by any member of the ERISA Group for employees of any member of the ERISA Group or
(ii) has at any time within the preceding five years been maintained by any entity which was at such time a member of the ERISA Group for employees of any entity which was at such time a member of the ERISA Group.

                    Pledge Agreement shall mean the Pledge Agreement in substantially the form of Exhibit 1.1(P)(2) executed and delivered by certain of the Loan Parties to the Administrative Agent for the benefit of the Banks.

                    Pledged Collateral shall mean the property of the Loan Parties in which security interests are to be granted under the Pledge Agreement.

                    PNC Bank shall mean PNC Bank, National Association, its successors and assigns.

                    Potential Default shall mean any event or condition which with notice, passage of time or a determination by the Administrative Agent or the Required Banks, or any combination of the foregoing, would constitute an Event of Default.

                    Principal Office shall mean the main banking office of the Administrative Agent in Pittsburgh, Pennsylvania.

                    Prior Security Interest shall mean a valid and enforceable perfected first-priority security interest under the Uniform Commercial Code or a first registered charge under the Corporations Act (in the case of a Security Agreement governed by Australian law) or a first ranking hypothec under the applicable laws of the Province Quebec, Canada (in the case of the Deed of Hypothec and the Debenture Pledge Agreement) in the UCC Collateral and the Pledged Collateral which is subject only to (i) Liens for taxes not yet due and payable to the extent such prospective tax payments are given priority by statute, (ii) Purchase Money Security Interests as permitted hereunder, (iii) Permitted Liens on tangible property (excluding inventory) acquired pursuant to Permitted Acquisitions, and (iv) other Permitted Liens to the extent given priority by statute, excluding Liens created by consensual security interests granted under the Uniform Commercial Code (assuming compliance, to the extent it is applicable, (i) with the requirements of laws of jurisdictions other than the United States, Australia, Canada or any state, province or subdivision thereof with respect to Collateral located in jurisdictions other than the United States, Australia or Canada, and (ii) with the requirements of the laws of the Republic of Mauritius with respect to the pledge of the shares of Koppers-Mauritius).

                    Prohibited Transaction shall mean any prohibited transaction as defined in Section 4975 of the Internal Revenue Code or Section 406 of ERISA for which neither an individual nor a class exemption has been issued by the United States Department of Labor.

                    Property shall mean all real property, both owned and leased, of any Loan Party or Subsidiary of a Loan Party.

                    Purchase Money Security Interest shall mean Liens upon tangible personal property securing loans to any Loan Party or Subsidiary of a Loan Party or deferred payments by such Loan Party or Subsidiary for the purchase of such tangible personal property, which Liens do not encumber any other property.

                    Purchasing Bank shall mean a Bank which becomes a party to this Agreement by executing an Assignment and Assumption Agreement.

                    Qualified Accounts shall mean any Accounts which the Administrative Agent in its reasonable discretion determines to have met all of the minimum requirements set forth on Schedule 1.1(Q)(1).

                    Qualified Australian Accounts shall mean any Accounts of any Loan Party that is an Australian Subsidiary or any Accounts owed by any Australian Account Debtor to any Loan Party which the Administrative Agent in its reasonable discretion determines to have met all of the minimum requirements set forth on Schedule 1.1(Q)(1).

                    Qualified Australian Inventory shall mean any Inventory valued at the lower of cost or market of any Loan Party that is an Australian Subsidiary which the Administrative Agent in its reasonable discretion determines to have met all of the minimum requirements set forth on Schedule 1.1(Q)(2).

                    Qualified Inventory shall mean any Inventory valued at the lower of cost or market which the Administrative Agent in its reasonable discretion determines to have met all of the minimum requirements set forth on
Schedule 1.1(Q)(2).

                    Quebec Security shall mean (i) the Deed of Hypothec, (ii) the Demand Debenture, and (iii) the Debenture Pledge Agreement.

                    Ratable Share shall mean the proportion that a Bank's Commitment (excluding the Swing Loan Commitment) bears to the Commitments of all of the Banks (excluding the Swing Loan Commitment).

                    Re-Aged Accounts shall mean Accounts which have been rebilled or reissued by a Loan Party after the initial invoice date for reasons of discrepancies between the shipping weight as recorded by such Loan Party and the destination weight as recorded by the Account Debtor or such other party receiving the Inventory giving rise to such Accounts.

                    Real Property shall mean the real estate owned by certain of the Loan Parties listed on Schedule 6.1.8 hereto.

                    Reference Currency shall have the meaning assigned to such term in the definition of Equivalent Amount.

                    Regulated Substances shall mean, without limitation, any substance, material or waste, regardless of its form or nature, defined under Environmental Laws as a "hazardous substance," "pollutant," "pollution," "contaminant," "hazardous or toxic substance," "extremely hazardous substance," "toxic chemical," "toxic substance," "toxic waste," "hazardous waste," "special handling waste," "industrial waste," "residual waste," "solid waste," "municipal waste," "mixed waste," "infectious waste," "chemotherapeutic waste," "medical waste," "pesticide" or "regulated substance" or any other substance, material or waste, regardless of its form or nature, which is regulated, controlled or governed by Environmental Laws due to its radioactive, ignitable, corrosive, reactive, explosive, toxic, carcinogenic or infectious properties or nature or any other material, substance or waste, regardless of its form or nature, which otherwise is regulated, controlled or governed by Environmental Laws including without limitation, petroleum and petroleum products (including crude oil and any fractions thereof), natural gas, synthetic gas and any mixtures thereof, asbestos, urea formaldehyde, polychlorinated biphenlys, mercury, radon and radioactive materials.

                    Regulations shall have the meaning given to such term in
Section 11.17 hereof.

                    Regulation U shall mean Regulation U, T, or X as promulgated by the Board of Governors of the Federal Reserve System, as amended from time to time.

                    Reimbursement Obligation shall have the meaning assigned to such term in Section 2.10.3.2.

                    Remedial Action shall mean any investigation, identification, preliminary assessment, characterization, delineation, feasibility study, cleanup, corrective action, removal, remediation, risk assessment, fate and transport analysis, in-situ treatment, containment, operation and maintenance or management in-place, control or abatement of or other response actions to Regulated Substances and any closure or post-closure measures associated therewith.

                    Reportable Event shall mean a reportable event described in
Section 4043 of ERISA and regulations thereunder with respect to a Plan or Multiemployer Plan for which notice has not been waived by regulation of the PBGC.

                    Required Banks shall mean

                         (i)    if there are no Loans, Reimbursement Obligations
or Letter of Credit Borrowings outstanding, Banks whose Commitments (excluding the Swing Loan Commitments) aggregate at least 51% of the Commitments (excluding the Swing Loan Commitments) of all of the Banks, or

                         (ii)   if there are Loans, Reimbursement Obligations,
or Letter of Credit Borrowings outstanding, any Bank or group of Banks if the sum of the Loans (excluding the Swing Loans), Reimbursement Obligations and Letter of Credit Borrowings of such Banks then outstanding aggregates at least 51% of the total principal amount of all of the Loans (excluding the Swing Loans), Reimbursement Obligations and Letter of Credit Borrowings then outstanding. Reimbursement Obligations and Letter of Credit Borrowings shall be deemed, for purposes of this definition, to be in favor of the Administrative Agent and not a participating Bank if such Bank has not made its Participation Advance in respect thereof and shall be deemed to be in favor of such Bank to the extent of its Participation Advance if it has made its Participation Advance in respect thereof.

                    Responsible Officer of a Loan Party shall mean the Chief Executive Officer, President, Chief Financial Officer, Treasurer, or Director of such Loan Party.

                    Restricted Payment shall mean with respect to any Person (i) the declaration or payment of any dividend or other distribution on account of any shares of such

Person's capital stock, (ii) any payment on account of the purchase, redemption, retirement or other acquisition of (a) any shares of such Person's capital stock or (b) any option, warrant or other right to acquire shares of such Person's capital stock, or (iii) any voluntary prepayment or defeasance, redemption, repurchase or other acquisition or retirement for value of any Indebtedness ranked subordinate in right of payment to the Senior Subordinated Notes. Notwithstanding the foregoing, "Restricted Payment" shall not include (i) any dividend on shares of capital stock payable solely in shares of capital stock or in options, warrants or other rights to purchase capital stock; (ii) any dividend or other distribution or payment in respect of redemption of capital stock payable to the Borrower by any of its Subsidiaries or by a Subsidiary to another Subsidiary or the retirement of any shares of the Borrower held by any wholly-owned Subsidiary of the Borrower; (iii) the repurchase or other acquisition or retirement for value of any shares of the Borrower's capital stock, or any option, warrant or other right to purchase shares of the Borrower's capital stock with additional shares of, or out of the net proceeds of a substantial contemporaneous issuance of, capital stock; and (iv) the retirement of any shares of capital stock by conversion into, or by exchange for, additional shares of capital stock, or out of the net proceeds of the substantial contemporaneous issuance (other than to a Subsidiary of the Borrower) of other shares of capital stock.

                    Revolving Credit Base Rate Option shall mean the option of the Borrower to have Revolving Credit Loans bear interest at the rate and under the terms and conditions set forth in Section 4.1.1(i).

                    Revolving Credit Commitment shall mean, as to any Bank at any time, the amount initially set forth opposite its name on Schedule 1.1(B) in the column labeled "Amount of Commitment for Revolving Credit Loans," and thereafter on Schedule I to the most recent Assignment and Assumption Agreement, and Revolving Credit Commitments shall mean the aggregate Revolving Credit Commitments of all of the Banks.

                    Revolving Credit Euro-Rate Option shall mean the option of the Borrower to have Revolving Credit Loans bear interest at the rate and under the terms and conditions set forth in Section 4.1.1(ii).

                    Revolving Credit Loans shall mean collectively and Revolving Credit Loan shall mean separately all Revolving Credit Loans or any Revolving Credit Loan made by the Banks or one of the Banks to the Borrower pursuant to
Section 2.1 or 2.9.

                    Revolving Credit Notes shall mean collectively and Revolving Credit Note shall mean separately all the Revolving Credit Notes of the Borrower in the form of Exhibit 1.1(R) evidencing the Revolving Credit Loans together with all amendments, extensions, renewals, replacements, refinancings or refundings thereof in whole or in part.

                    Revolving Facility Usage shall mean at any time the sum of the Revolving Credit Loans and Swing Loans outstanding and the Dollar Equivalent amount of Letters of Credit Outstanding.

                    Safety Complaints shall mean any (i) notice of non-compliance or violation, citation or order relating in any way to any Safety Law; (ii) civil, criminal, administrative or regulatory investigation instituted by an Official Body relating in any way to any Safety Law; (iii) administrative, regulatory or judicial action, suit, claim or proceeding instituted by any Person or Official Body or any written notice of liability or potential liability from any Person or Official Body, in either instance, setting forth allegations relating to or a cause of action for civil or administrative penalties, criminal fines or penalties, or declaratory or equitable relief arising under any Safety Laws; or (iv) subpoena, request for information or other written notice or demand of any type issued by an Official Body pursuant to any Safety Laws.

                    Safety Filings and Records shall mean all notices, reports, records, plans, applications, forms, logs, programs, manuals or other filings or documents relating or pertaining to compliance with Safety Laws, including, but not limited to, employee safety in the workplace, employee injuries or fatalities, employee training, or the protection of employees from exposure to Regulated Substances which pursuant to Safety Laws or at the direction or order of any Official Body the Loan Parties or any Subsidiaries of any Loan either must be submit to an Official Body or otherwise must maintain in their records.

                    Safety Laws shall mean the Occupational Safety and Health Act, 29 U.S.C.Section 651 et seq., as amended, and any regulations promulgated thereunder or any equivalent foreign, territorial, provincial state or local Law, each as amended, and any regulations promulgated thereunder or any other foreign, territorial, provincial, federal, state or local Law, each as amended, and any regulations promulgated thereunder, pertaining or relating to the protection of employees from exposure to Regulated Substances in the workplace (but excluding workers compensation and wage and hour laws).

                    Saratoga shall mean Saratoga Partners III L.P., a Delaware limited partnership.

                    Schedule of Accounts shall mean a detailed aged trial balance of all then existing Accounts in form and substance satisfactory to Administrative Agent, specifying in each case the names, addresses, face amount and dates of invoice(s) for each Account Debtor obligated on an Account so listed and, if requested by the Administrative Agent, copies of proof of delivery and customer statements and the original copy of all documents, including, without limitation, repayment histories and present status reports, and such other matters and information relating to the status of the Accounts and/or the Account Debtors so scheduled as the Administrative Agent may from time to time reasonably request.

                    Schedule of Inventory shall mean a current schedule of Inventory in form and substance satisfactory to the Administrative Agent on a FIFO basis, itemizing and describing the type and quantity of Inventory, as determined by the Borrower, and the Borrower's costs therefor.

                    Schedule of Payables shall mean a detailed listing of Borrower's existing accounts payable, specifying the names of each creditor and the amount owed to such creditor and such matters and information relating to the status of Borrower's accounts payable so scheduled as the Administrative Agent may from time to time reasonably request.

                    Section 20 Subsidiary shall mean the Subsidiary of the bank holding company controlling any Bank, which Subsidiary has been granted authority by the Federal Reserve Board to underwrite and deal in certain Ineligible Securities.

                    Security Agreement shall mean the Security Agreements in substantially the form of Exhibit 1.1(S)(1) or Exhibit 1.1(F) executed and delivered by each of the Loan Parties to the Administrative Agent for the benefit of the Banks.

                    Security Trust Deed shall mean the Security Trust Deed in substantially the form of Exhibit 1.1(S)(3) executed and delivered by Koppers Australia Pty Limited to the Administrative Agent for the benefit of the Banks.

                    Senior Debt shall mean Total Debt but specifically excluding the Senior Subordinated Debt outstanding at such time.

                    Senior Leverage Ratio shall mean, as of any date of determination, the ratio of (i) Senior Debt less cash and Cash Equivalents of the Borrower and its consolidated Subsidiaries (excluding Koppers Arch Parent and its Subsidiaries and Koppers-China and its Subsidiaries) in excess of $5,000,000 on such date to (ii) Consolidated EBITDA for the four fiscal quarters ending on such date.

                    Senior Subordinated Debt shall mean the Indebtedness of the Borrower under the Senior Subordinated Notes.

                    Senior Subordinated Debt Documents shall mean the Senior Subordinated Note Indenture, the Senior Subordinated Notes, and any and all other documents and instruments executed and delivered in connection with the Senior Subordinated Debt.

                    Senior Subordinated Note Indenture shall mean the Indenture, dated as of December 1, 1997, between the Borrower and JPMorgan Chase Bank, as successor to PNC Bank, as trustee, relating to the Senior Subordinated Notes, as the same may be amended, restated, supplemented or otherwise modified in accordance with this Agreement.

                    Senior Subordinated Notes shall mean the Borrower's 9-7/8% Senior Subordinated Notes Due 2007, issued pursuant to the Senior Subordinated
Note Indenture, as the same may be amended, restated, supplemented or otherwise modified in accordance with this Agreement.

                    Shares shall have the meaning assigned to that term in
Section 6.1.2.

                    Solvent shall mean, with respect to any Person on a particular date, that on such date (i) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (ii) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                    Standard & Poor's shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

                    Standby Letter of Credit shall mean a Letter of Credit issued to support obligations of one or more of the Loan Parties, contingent or otherwise, which finance the working capital and business needs of the Loan Parties incurred in the ordinary course of business, but excluding any Letter of Credit under which the stated amount of such Letter of Credit increases automatically over time.

                    Subsidiary of any Person at any time shall mean (i) any corporation or trust of which more than 50% (by number of shares or number of votes) of the outstanding capital stock or shares of beneficial interest normally entitled to vote for the election of one or more directors or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Person or one or more of such Person's Subsidiaries, (ii) any partnership of which such Person is a general partner or of which 50% or more of the partnership interests is at the time directly or indirectly owned by such Person or one or more of such Person's Subsidiaries, (iii) any limited liability company of which such Person is a member or of which 50% or more of the limited liability company interests is at the time directly or indirectly owned by such Person or one or more of such Person's Subsidiaries or (iv) any corporation, trust, partnership, limited liability company or other entity which is controlled or capable of being controlled by such Person or one or more of such Person's Subsidiaries; provided, that Koppers China shall be deemed not to be a "Subsidiary", notwithstanding the Borrower's indirect ownership interest therein, for so long as neither the Borrower nor any of its other Subsidiaries manages the operations of Koppers China.

                    Subsidiary Shares shall have the meaning assigned to that term in Section 6.1.3.

                    Swing Loan Commitment shall mean PNC Bank's commitment to make Swing Loans to the Borrower pursuant to Section 2.1.2 hereof in an aggregate principal amount up to $10,000,000.

                    Swing Loan Notes shall mean collectively and Swing Loan Note shall mean separately all the Swing Loan Notes of the Borrower in the form of
Exhibit 1.1(S)(2) evidencing the Swing Loans, together with all amendments, extensions, renewals, replacements, refinancings or refundings thereof in whole or in part.

                    Swing Loan Request shall mean a request for Swing Loans made in accordance with Section 2.5.2 hereof.

                    Swing Loans shall have the meaning given to such term in
Section 2.1.2 hereof.

                    Syndication Agent shall mean National City Bank of Pennsylvania, and its successors and assigns.

                    Term Loan shall have the meaning given to such term in
Section 3.1; Term Loans shall mean collectively all of the Term Loans.

                    Term Loan Base Rate Option shall mean the option of the Borrower to have Term Loans bear interest at the rate and under the terms and conditions set forth in Section 4.1.2(i).

                    Term Loan Commitment shall mean, as to any Bank at any time, the amount initially set forth opposite its name on Schedule 1.1(B) in the column labeled "Amount of Commitment for Term Loans," and thereafter on Schedule I to the most recent Assignment and Assumption Agreement, and Term Loan Commitments shall mean the aggregate Term Loan Commitments of all of the Banks.

                    Term Loan Euro-Rate Option shall mean the option of the Borrower to have Term Loans bear interest at the rate and under the terms and conditions set forth in Section 4.1.2(ii).

                    Term Loan Maturity Date shall mean May 12, 2007.

                    Term Notes shall mean collectively and Term Note shall mean separately all of the Term Notes of the Borrower in the form of Exhibit 1.1(T) evidencing the Term Loans together with all amendments, extensions, renewals, replacements, refinancings or refunds thereof in whole or in part.

                    Total Debt shall mean, without duplication, total Indebtedness for Borrowed Money of the Borrower and its Subsidiaries, exclusive of Indebtedness for Borrowed

Money of Koppers Arch Parent and its Subsidiaries and of Koppers China and its Subsidiaries, determined and consolidated in accordance with GAAP.

                    Total Leverage Ratio shall mean, as of any date of determination, the ratio of (i) Total Debt less cash and Cash Equivalents of the Borrower and its consolidated Subsidiaries (excluding Koppers Arch Parent and its Subsidiaries and Koppers China and its Subsidiaries) in excess of $5,000,000 on such date to (ii) Consolidated EBITDA for the four fiscal quarters ending on such date.

                    Transferor Bank shall mean the selling Bank pursuant to an Assignment and Assumption Agreement.

                    UCC Collateral shall mean the property of the Loan Parties in which security interests are to be granted under the Security Agreements and the Quebec Security.

                    Undrawn Availability shall mean, as of any date of determination, an amount equal to (a) the lesser of (i) the Borrowing Base or
(ii) the Revolving Credit Commitments, minus (b) the sum of (i) the Revolving Facility Usage plus (ii) all amounts due and owing to Borrower's trade creditors which are outstanding beyond normal trade terms, plus (iii) fees and expenses then due from the Borrower hereunder which have not been paid or charged to the account of the Borrower.

                    Uniform Commercial Code shall have the meaning assigned to that term in Section 6.1.16.

                    Withholding Certificate shall have the meaning given to such term in Section 11.17 hereof.

                    WWV shall mean World-Wide Ventures Corporation, a Delaware corporation.

     1.2   Construction.
           -------------

           Unless the context of this Agreement otherwise clearly requires, the following rules of construction shall apply to this Agreement and each of the other Loan Documents:

           1.2.1.   Number; Inclusion.
                    ------------------

                    references to the plural include the singular, the plural, the part and the whole; "or" has the inclusive meaning represented by the phrase "and/or," and "including" has the meaning represented by the phrase "including without limitation";

           1.2.2.   Determination.
                    --------------

                    references to "determination" of or by the Administrative Agent or the Banks shall be deemed to include good-faith estimates by the Administrative Agent or the Banks (in the case of quantitative determinations) and good-faith beliefs by the Administrative Agent or the Banks (in the case of qualitative determinations) and such determination shall be conclusive absent, in the case of quantitative determinations, manifest error; provided, that with respect to qualitative determinations made hereunder, such determinations shall be conclusive to the extent that the Administrative Agent or the Banks act in accordance with the other provisions of this Agreement applicable to such determinations (including any requirement to act reasonably with respect thereto);

           1.2.3.   Administrative Agent's Discretion and Consent.
                    ----------------------------------------------

                    whenever the Administrative Agent or the Banks are granted the right herein to act in its or their sole discretion or to grant or withhold consent such right shall be exercised in good faith;

           1.2.4.   Documents Taken as a Whole.
                    ---------------------------

                    the words "hereof," "herein," "hereunder," "hereto" and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document as a whole and not to any particular provision of this Agreement or such other Loan Document;

           1.2.5.   Headings.
                    ---------

                    the section and other headings contained in this Agreement or such other Loan Document and the Table of Contents (if any), preceding this Agreement or such other Loan Document are for reference purposes only and shall not control or affect the construction of this Agreement or such other Loan Document or the interpretation thereof in any respect;

           1.2.6.   Implied References to this Agreement.
                    -------------------------------------

                    article, section, subsection, clause, schedule and exhibit references are to this Agreement or other Loan Document, as the case may be, unless otherwise specified;

           1.2.7.   Persons.
                    --------

                    reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement or such other Loan Document, as the case may be, and reference to a Person in a particular capacity excludes such Person in any other capacity;

           1.2.8.   Modifications to Documents.
                    ---------------------------

                    reference to any agreement (including this Agreement and any other Loan Document together with the schedules and exhibits hereto or thereto), document or instrument means such agreement, document or instrument as amended, modified, replaced, substituted for, superseded or restated;

           1.2.9.   From, To and Through.
                    ---------------------

                    relative to the determination of any period of time, "from" means "from and including," "to" means "to but excluding," and "through" means "through and including"; and

           1.2.10.  Shall; Will.
                    ------------

                    references to "shall" and "will" are intended to have the same meaning.

     1.3   Accounting Principles.
           ----------------------

           Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP; provided, however, that all accounting terms used in Section 8.2 [Negative Covenants] (and all defined terms used in the definition of any accounting term used in Section 8.2 shall have the meaning given to such terms (and defined terms) under GAAP as in effect on the date hereof applied on a basis consistent with those used in preparing the Historical Statements referred to in Section 6.1.9 [Financial Statements]. In the event of any change after the date hereof in GAAP, and if such change would result in the inability to determine compliance with the financial covenants set forth in
Section 8.2 based upon the Borrower's regularly prepared financial statements by reason of the preceding sentence, then the parties hereto agree to endeavor, in good faith, to agree upon an amendment to this Agreement that would adjust such financial covenants in a manner that would not affect the substance thereof, but would allow compliance therewith to be determined in accordance with the Borrower's financial statements at that time.

                  2. REVOLVING CREDIT AND SWING LOAN FACILITIES
                     ------------------------------------------

     2.1   Revolving Credit Loans and Swing Loans.
           ---------------------------------------

           2.1.1.   Revolving Credit Loans.
                    -----------------------

           Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, each Bank severally agrees to make Revolving Credit Loans to the Borrower at any time or from time to time on or after the date hereof to the Expiration Date provided that after giving effect to such Loan (i) the aggregate amount of Revolving Credit Loans from such Bank shall not exceed such Bank's Revolving Credit Commitment minus such Bank's Ratable Share of the Dollar Equivalent amount of Letters of Credit Outstanding, and (ii) the Revolving Facility Usage shall not exceed the Borrowing Base. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.1.1.

           2.1.2.   Swing Loans.
                    ------------

           Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, PNC Bank may, at its option, cancelable at any time for any reason whatsoever, make overnight swing loans (the "Swing Loans") to the Borrower at any time or from time to time after the date hereof to, but not including, the Expiration Date, in an aggregate principal amount up to but not in excess of the Swing Loan Commitment, provided that the aggregate principal amount of PNC Bank's Swing Loans and the Revolving Credit Loans of all the Banks at any one time outstanding plus the Dollar Equivalent amount of Letters of Credit Outstanding shall not exceed the Revolving Credit Commitments of all the Banks. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.1.2.

     2.2   Nature of Banks' Obligations with Respect to Revolving Credit Loans.
           --------------------------------------------------------------------

           Each Bank shall be obligated to participate in each request for Revolving Credit Loans pursuant to Section 2.5 [Revolving Credit Loan Requests] in accordance with its Ratable Share. The aggregate of each Bank's Revolving Credit Loans outstanding hereunder to the Borrower at any time shall never exceed its Revolving Credit Commitment minus its Ratable Share of the Dollar Equivalent amount of Letters of Credit Outstanding, subject to Section 5.5.5 hereof. The obligations of each Bank hereunder are several. The failure of any Bank to perform its obligations hereunder shall not affect the Obligations of the Borrower to any other party nor shall any other party be liable for the failure of such Bank to perform its obligations hereunder. The Banks shall have no obligation to make Revolving Credit Loans hereunder on or after the Expiration Date.

     2.3   Commitment Fees.
           ----------------

           Accruing from the date hereof until the Expiration Date, the Borrower agrees to pay to the Administrative Agent for the account of each Bank, as consideration for such Bank's Revolving Credit Commitment hereunder, a nonrefundable commitment fee (the "Commitment Fee") equal to 0.375% per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) on the average daily difference between the amount of (i) such Bank's Revolving Credit Commitment as the same may be constituted from time to time (for purposes of this computation, PNC Bank's Swing Loans shall be deemed to be borrowed amounts under its Revolving Credit Commitment) and the
(ii) the sum of such Bank's Revolving Credit Loans outstanding plus its Ratable Share of Letters of Credit Outstanding. All

Commitment Fees shall be payable in arrears on the first day of each August, November, February and May after the date hereof and on the Expiration Date or upon acceleration of the Notes.

     2.4   Reduction of Commitment.
           ------------------------

                    The Borrower shall have the right at any time and from time to time upon five (5) Business Days' prior written notice to the Administrative Agent to permanently reduce, in whole multiples of $1,000,000 of principal, or terminate the Revolving Credit Commitment without penalty or premium, except as hereinafter set forth, provided that any such reduction or termination shall be accompanied by (a) the payment in full of any Commitment Fee then accrued on the amount of such reduction or termination and (b) prepayment of the Revolving Credit Notes, together with the full amount of interest accrued on the principal sum to be prepaid (and all amounts referred to in Section 5.6 hereof), to the extent that the aggregate amount thereof then outstanding exceeds the Revolving Credit Commitment as so reduced or terminated. From the effective date of any such reduction or termination the obligations of Borrower to pay the Commitment Fee pursuant to Section 2.3 shall correspondingly be reduced or cease.

     2.5   Revolving Credit Loan Requests; Swing Loan Requests.
           ----------------------------------------------------

           2.5.1.   Revolving Credit Loan Requests.
                    -------------------------------

           Except as otherwise provided herein, the Borrower may from time to time prior to the Expiration Date request the Banks to make Revolving Credit Loans, or renew or convert the Interest Rate Option applicable to existing Revolving Credit Loans or Term Loans pursuant to Section 4.2 [Interest Periods], by delivering to the Administrative Agent, not later than 11:00 a.m., Pittsburgh time, (i) three (3) Business Days prior to the proposed Borrowing Date with respect to the making of Revolving Credit Loans to which the Euro-Rate Option applies or the conversion to or the renewal of the Euro-Rate Option for any Loans; and (ii) on either the proposed Borrowing Date with respect to the making of a Revolving Credit Loan to which the Base Rate Option applies or the last day of the preceding Interest Period with respect to the conversion to the Base Rate Option for any Loan, of a duly completed request therefor substantially in the form of Exhibit 2.5.1 or a request by telephone immediately confirmed in writing by letter, facsimile or telex in such form (each, a "Loan Request"), it being understood that the Administrative Agent may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Loan Request shall be irrevocable and shall specify (i) the proposed Borrowing Date; (ii) the aggregate amount of the proposed Loans comprising each Borrowing Tranche, which shall be in integral multiples of $500,000 and not less than $1,000,000 for each Borrowing Tranche to which the Euro-Rate Option applies and not less than the lesser of $100,000 or the maximum amount available for Borrowing Tranches to which the Base Rate Option applies; (iii) whether the Euro-Rate Option or Base Rate Option shall apply to the proposed Loans comprising the applicable Borrowing Tranche; and
(iv) in the case of a Borrowing Tranche to which the Euro-Rate Option applies, an appropriate Interest Period for the Loans comprising such Borrowing Tranche.

           2.5.2.   Swing Loan Requests.
                    --------------------

           Except as otherwise provided herein, the Borrower may from time to time prior to the Expiration Date request PNC Bank to make Swing Loans by delivery to PNC Bank not later than 11:00 a.m., Pittsburgh time, on the proposed Borrowing Date of a duly completed request therefor substantially in the form of
Exhibit 2.5.2 hereto or a request by telephone immediately confirmed in writing by letter, facsimile or telex (each, a "Swing Loan Request"), it being understood that the Administrative Agent may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Swing Loan Request shall be irrevocable and shall specify the proposed Borrowing Date and the principal amount of such Swing Loan, which shall be in integral multiples of $100,000 and not less than $500,000.

     2.6   Making Revolving Credit Loans and Swing Loans.
           ----------------------------------------------

           2.6.1.   Making Revolving Credit Loans
                    -----------------------------

           The Administrative Agent shall, promptly after receipt by it of a Loan Request pursuant to Section 2.5.1 [Revolving Credit Loan Requests], notify the Banks of its receipt of such Loan Request specifying: (i) the proposed Borrowing Date and the time and method of disbursement of the Revolving Credit Loans requested thereby; (ii) the amount and type of each such Revolving Credit Loan and the applicable Interest Period (if any); and (iii) the apportionment among the Banks of such Revolving Credit Loans as determined by the Administrative Agent in accordance with Section 2.2 [Nature of Banks' Obligations]. Each Bank shall remit the principal amount of each Revolving Credit Loan to the Administrative Agent such that the Administrative Agent is able to, and the Administrative Agent shall, to the extent the Banks have made funds available to it for such purpose and subject to Section 7.2 [Each Additional Loan], fund such Revolving Credit Loans to the Borrower in U.S. Dollars and immediately available funds at the Principal Office prior to 2:00 p.m., Pittsburgh time, on the applicable Borrowing Date, provided that if any Bank fails to remit such funds to the Administrative Agent in a timely manner, the Administrative Agent may elect in its sole discretion to fund with its own funds the Revolving Credit Loans of such Bank on such Borrowing Date, and such Bank shall be subject to the repayment obligation in Section 10.16 [Availability of Funds].

           2.6.2.   Making Swing Loans.
                    -------------------

           So long as PNC Bank elects to make Swing Loans, PNC Bank shall, after receipt by it of a Swing Loan Request pursuant to Section 2.5.2, fund such Swing Loan to the Borrower in U.S. Dollars and immediately available funds at the Principal Office prior to 2:00 p.m., Pittsburgh time, on the Borrowing Date.

     2.7   Revolving Credit Notes; Swing Loan Notes.
           -----------------------------------------

           2.7.1.   Revolving Credit Notes.
                    -----------------------

           The Obligation of the Borrower to repay the aggregate unpaid principal amount of the Revolving Credit Loans made to it by each Bank, together with interest thereon, shall be evidenced by a Revolving Credit Note dated the Closing Date in substantially the form attached hereto as Exhibit 1.1(R) payable to the order of such Bank in a face amount equal to the Revolving Credit Commitment of such Bank.

           2.7.2.   Swing Loan Notes.
                    -----------------

           The Obligation of the Borrower to repay the unpaid principal amount of the Swing Loans made to it by PNC Bank together with interest thereon shall be evidenced by demand promissory notes of the Borrower dated the Closing Date in substantially the form attached hereto as Exhibit 1.1(S)(2) payable to the order of PNC Bank, the aggregate face amount of which notes equals the Swing Loan Commitment.

     2.8   Use of Proceeds.
           ----------------

           The proceeds of the Revolving Credit Loans shall be used (i) to repay certain existing senior secured Indebtedness of the Borrower, (ii) to provide working capital to the Borrower, (iii) for general corporate purposes of the Borrower, including advances to Subsidiaries permitted under this Agreement and transaction costs and expenses, and (iv) in accordance with Section 8.1.10 [Use of Proceeds].

     2.9   Borrowings to Repay Swing Loans.
           --------------------------------

           PNC Bank may, at its option, exercisable at any time for any reason whatsoever, demand repayment of the Swing Loans, and each Bank shall make a Revolving Credit Loan in an amount equal to such Bank's Ratable Share of the aggregate principal amount of the outstanding Swing Loans, plus, if PNC Bank so requests, accrued interest thereon, provided that no Bank shall be obligated in any event to make Revolving Credit Loans in excess of its Revolving Credit Commitment. Revolving Credit Loans made pursuant to the preceding sentence shall bear interest at the Base Rate Option and shall be deemed to have been properly requested in accordance with Section 2.5.1 without regard to any of the requirements of that provision. PNC Bank shall provide notice to the Banks (which may be telephonic or written notice by letter, facsimile or telex) that such Revolving Credit Loans are to be made under this Section 2.9 and of the apportionment among the Banks, and the Banks shall be unconditionally obligated to fund such Revolving Credit Loans (whether or not the conditions specified in Section 2.5.1 are then satisfied) by the time PNC Bank so requests, which shall not be earlier than 2:00 p.m. Pittsburgh time on the Business Day next after the date the Banks receive such notice from PNC Bank.

     2.10  Letter of Credit Subfacility.
           -----------------------------

           2.10.1.  Issuance of Letters of Credit.
                    ------------------------------

                    Borrower may request the issuance of a letter of credit (each a "Letter of Credit") on behalf of itself or another Loan
Party by delivering or having such other Loan Party deliver to the Administrative Agent a completed application and agreement for letters of credit in such form as the Administrative Agent may specify from time to time by no later than 10:00 a.m., Pittsburgh time, at least five (5) Business Days, or such shorter period as may be agreed to by the Administrative Agent, in advance of the proposed date of issuance. Each Letter of Credit shall be a Standby Letter of Credit or a Commercial Letter of Credit and may be denominated in either Dollars or the Optional Currency. Subject to the terms and conditions hereof and in reliance on the agreements of the other Banks set forth in this Section 2.10, the Administrative Agent (and, upon request of the Borrower, consent of the Administrative Agent, and consent of the requested Issuing Bank, any other Issuing Bank designated by the Administrative Agent in accordance with the terms of this Section) will issue a Letter of Credit provided that each Letter of Credit shall (A) have a maximum maturity of twelve (12) months from the date of issuance (but may include a provision for the automatic extension of the Letter of Credit absent notice by the Issuing Bank to the beneficiary), and (B) in no event expire later than ten (10) Business Days prior to the Expiration Date, and provided that in no event shall (i) the Dollar Equivalent amount of Letters of Credit Outstanding exceed, at any one time, $25,000,000; provided, however, that for a period not to exceed 30 calendar days following the Closing Date (or such additional time period as may be approved in writing by the Administrative Agent), the Dollar Equivalent amount of Letters of Credit Outstanding may exceed $25,000,000 but shall not exceed $33,000,000, or (ii) the Revolving Facility Usage exceed, at any one time, the Revolving Credit Commitments. From time to time the Borrower may request that a Bank other than the Administrative Agent issue Letters of Credit on its behalf (or on behalf of another Loan Party) hereunder by submitting a written request to such effect to the Administrative Agent, which request the Administrative Agent shall forward to the requested Bank; in the event that such requested Bank consents thereto, and subject to the consent of the Administrative Agent, the Administrative Agent shall be permitted to designate one or more of such additional Banks as "Issuing Banks" hereunder. Those letters of credit issued by the Administrative Agent described on Schedule
2.10 shall from and after the Closing Date be deemed to be Letters of Credit issued pursuant to the terms of this Agreement.

           2.10.2.  Letter of Credit Fees.
                    ----------------------

                    The Borrower shall pay in Dollars (i) to the Administrative Agent for the ratable account of the Banks a fee (the "Letter of Credit Fee") equal to the Applicable Letter of Credit Fee then in effect (computed on the basis of a year of 360 days and actual days elapsed) per annum, and (ii) to each Issuing Bank (including the Administrative Agent) for its own account a fronting fee equal to .250% per annum (computed on the basis of a year of 360 days and actual days elapsed), which fees shall be computed on the daily average Dollar Equivalent amount of Letters of Credit Outstanding issued by such Issuing Bank and shall be payable quarterly in arrears commencing with the first day of each August, November, February and May following issuance of each Letter of Credit and on the Expiration Date. The Borrower shall also pay to each Issuing Bank (including the Administrative Agent) in Dollars for its own account such Issuing Bank's then in effect customary fees and administrative expenses payable with respect to the Letters of Credit as such Issuing Bank may generally charge or incur from time to time in connection with the issuance, maintenance, modification (if any), assignment or transfer (if any), negotiation, and administration of Letters of Credit.

           2.10.3.  Disbursements, Reimbursement.
                    -----------------------------

                         2.10.3.1. Immediately upon the Issuance of each Letter
of Credit, each Bank shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from each Issuing Bank a participation in such Letter of Credit and each drawing thereunder in an amount equal to such Bank's Ratable Share of the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively.

                         2.10.3.2. In the event of any request for a drawing
under a Letter of Credit by the beneficiary or transferee thereof, the relevant Issuing Bank will promptly notify the Administrative Agent and the Borrower. Provided that it shall have received such notice, the Borrower shall reimburse (such obligation to reimburse such Issuing Bank sometimes be referred to as a "Reimbursement Obligation") such Issuing Bank in Dollars prior to 12:00 noon, Pittsburgh time on each date that an amount is paid by such Issuing Bank under any Letter of Credit (each such date, a "Drawing Date") in an amount equal to the Dollar Equivalent amount so paid by such Issuing Bank. In the event the Borrower fails to reimburse such Issuing Bank for the full Dollar Equivalent amount of any drawing under any Letter of Credit by 12:00 noon, Pittsburgh time, on the Drawing Date, such Issuing Bank will promptly notify the Administrative Agent, which will in turn promptly notify each Bank thereof, and the Borrower shall be deemed to have requested that Revolving Credit Loans be made by the Banks in Dollars under the Base Rate Option to be disbursed on the Drawing Date under such Letter of Credit, subject to the amount of the unutilized portion of the Revolving Credit Commitment and subject to the conditions set forth in
Section 7.2 [Each Additional Loan] other than any notice requirements. Any notice given by such Issuing Bank or the Administrative Agent pursuant to this
Section 2.10.3.2 may be oral if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

                         2.10.3.3. Each Bank shall upon any notice pursuant to
Section 2.10.3.2 make available to the Administrative Agent for the account of the relevant Issuing Bank an amount in Dollars in immediately available funds equal to its Ratable Share of the Dollar Equivalent amount of the drawing, whereupon the participating Banks shall (subject to Section 2.10.3.4) each be deemed to have made a Revolving Credit Loan in Dollars under the Base Rate Option to the Borrower in that amount. If any Bank so notified fails to make available in Dollars to the Administrative Agent for the account of the relevant Issuing Bank the amount of such Bank's Ratable Share of such Dollar Equivalent amount by no later than 2:00 p.m., Pittsburgh time on the Drawing Date, then interest shall accrue on such Bank's obligation to make such payment, from the Drawing Date to the date on which such Bank makes such payment (i) at a rate per annum equal to the Federal Funds Effective Rate during the first three days following the Drawing Date and
(ii) at a rate per annum equal to the rate applicable to Loans under the Revolving Credit Base Rate Option on and after the fourth day following the Drawing Date. The relevant Issuing Bank and, in turn, the Administrative Agent will promptly give notice of the occurrence of the Drawing Date, but failure of the Issuing Bank or the Administrative Agent to give any such notice on the Drawing Date or in sufficient time to enable any Bank to effect such payment on such date shall not relieve such Bank from its obligation under this Section 2.10.3.3.

                         2.10.3.4. With respect to any unreimbursed drawing that
is not converted into Revolving Credit Loans under the Base Rate Option to the Borrower in whole or in part as contemplated by Section 2.10.3.2, because of the Borrower's failure to satisfy the conditions set forth in Section 7.2 [Each Additional Loan] other than any notice requirements or for any other reason, the Borrower shall be deemed to have incurred from the relevant Issuing Bank a borrowing (each a "Letter of Credit Borrowing") in Dollars in the Dollar Equivalent amount of such drawing. Such Letter of Credit Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the rate per annum applicable to the Revolving Credit Loans under the Base Rate Option. Each Bank's payment to the Administrative Agent pursuant to Section
2.10.3.3 shall be deemed to be a payment in respect of its participation in such Letter of Credit Borrowing and shall constitute a "Participation Advance" from such Bank in satisfaction of its participation obligation under this Section 2.10.3.

           2.10.4.  Repayment of Participation Advances.
                    ------------------------------------

                         2.10.4.1. Upon (and only upon) receipt by the relevant
Issuing Bank for its account of immediately available funds from the Borrower
(i) in reimbursement of any payment made by such Issuing Bank under the Letter of Credit with respect to which any Bank has made a Participation Advance to the Administrative Agent, or (ii) in payment of interest on such a payment made by such Issuing Bank under such a Letter of Credit, such Issuing Bank will pay to each Bank, in the same funds as those received by such Issuing Bank, the amount of such Bank's Ratable Share of such funds, except such Issuing Bank shall retain the amount of the Ratable Share of such funds of any Bank that did not make a Participation Advance in respect of such payment by such Issuing Bank.

                         2.10.4.2. If any Issuing Bank or the Administrative
Agent is required at any time to return to any Loan Party, or to a trustee, receiver, liquidator, custodian, or any official in any Insolvency Proceeding, any portion of the payments made by any Loan Party to such Issuing Bank or the Administrative Agent pursuant to Section 2.10.4.1 in reimbursement of a payment made under the Letter of Credit or interest or fee thereon, each Bank shall, on demand of the Administrative Agent, forthwith return to the Administrative Agent the amount of its Ratable Share of any amounts so returned by such Issuing Bank or the

Administrative Agent plus interest thereon from the date such demand is made to the date such amounts are returned by such Bank to the Administrative Agent, at a rate per annum equal to the Federal Funds Effective Rate in effect from time to time.

           2.10.5.  Documentation.
                    --------------

                    Each Loan Party agrees to be bound by the terms of each Issuing Bank's (including the Administrative Agent's) application and agreement for letters of credit and each Issuing Bank's (including the Administrative Agent's) written regulations and customary practices relating to letters of credit, though such interpretation may be different from such Loan Party's own. In the event of a conflict between such application or agreement and this Agreement, this Agreement shall govern. It is understood and agreed that, except in the case of gross negligence or willful misconduct and in the case of a violation of Section 2.10.6 by the Issuing Bank in a material manner, each Issuing Bank shall not be liable for any error, negligence and/or mistakes, whether of omission or commission, in following any Loan Party's instructions or those contained in the Letters of Credit or any modifications, amendments or supplements thereto.

           2.10.6.  Determinations to Honor Drawing Requests.
                    -----------------------------------------

                    In determining whether to honor any request for drawing under any Letter of Credit by the beneficiary thereof, each Issuing Bank shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit.

           2.10.7.  Nature of Participation and Reimbursement Obligations.
                    ------------------------------------------------------

                    Each Bank's obligation in accordance with this Agreement to make the Revolving Credit Loans or Participation Advances, as contemplated by
Section 2.10.3, as a result of a drawing under a Letter of Credit, and the Obligations of the Borrower to reimburse each Issuing Bank upon a draw under a Letter of Credit, shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Section 2.10 under all circumstances, including the following circumstances:

                         (i) any set-off, counterclaim, recoupment, defense or other right which such Bank may have against such Issuing Bank or the Administrative Agent or any of their Affiliates, the Borrower or any other Person for any reason whatsoever;

                         (ii) the failure of any Loan Party or any other Person to comply, in connection with a Letter of Credit Borrowing, with the conditions set forth in Section 2.1 [Revolving Credit Commitments], 2.5.1 [Revolving Credit Loan Requests], 2.6.1 [Making Revolving Credit Loans] or 7.2 [Each Additional Loan] or as otherwise set forth in this Agreement for the making of a Revolving Credit Loan, it being acknowledged that such conditions are not required for the making of a Letter of Credit Borrowing and the obligation of the Banks to make Participation Advances under Section 2.10.3;

                         (iii) any lack of validity or enforceability of any Letter of Credit;

                         (iv) any claim of breach of warranty that might be made by any Loan Party or any Bank against any beneficiary of a Letter of Credit, or the existence of any claim, set-off, recoupment, counterclaim, crossclaim, defense or other right which any Loan Party or any Bank may have at any time against a beneficiary, successor beneficiary any transferee or assignee of any Letter of Credit or the proceeds thereof (or any Persons for whom any such transferee may be acting), such Issuing Bank or the Administrative Agent or their Affiliates or any Bank or any other Person or, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between any Loan Party or Subsidiaries of a Loan Party and the beneficiary for which any Letter of Credit was procured);

                         (v) the lack of power or authority of any signer of (or any defect in or forgery of any signature or endorsement on) or the form of or lack of validity, sufficiency, accuracy, enforceability or genuineness of any draft, demand, instrument, certificate or other document presented under or in connection with any Letter of Credit, or any fraud or alleged fraud in connection with any Letter of Credit, or the transport of any property or provisions of services relating to a Letter of Credit, in each case even if such Issuing Bank or the Administrative Agent or any of their Affiliates has been notified thereof;

                         (vi)   payment by such Issuing Bank or the
                         Administrative Agent or any of their Affiliates under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit;

                         (vii) the solvency of, or any acts of omissions by, any beneficiary of any Letter of Credit, or any other Person having a role in any transaction or obligation relating to a Letter of Credit, or the existence, nature, quality, quantity, condition, value or other characteristic of any property or services relating to a Letter of Credit;

                         (viii) any failure by such Issuing Bank or the Administrative Agent or any of their Affiliates to issue any Letter of Credit in the form requested by any Loan Party, unless such party has received written notice from such Loan Party of such failure within three Business Days after such party shall have furnished such Loan Party a copy of such Letter of Credit and such error is material and no drawing has been made thereon prior to receipt of such notice;

                         (ix) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of any Loan Party or Subsidiaries of a Loan Party;

                         (x) any breach of this Agreement or any other Loan Document by any party thereto;

                         (xi) the occurrence or continuance of an Insolvency Proceeding with respect to any Loan Party;

                         (xii) the fact that an Event of Default or a Potential Default shall have occurred and be continuing;

                         (xiii) the fact that the Expiration Date shall have passed or this Agreement or the Commitments hereunder shall have been terminated; and

                         (xiv) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

           2.10.8.  Indemnity.
                    ----------

                    In addition to amounts payable as provided in Section 10.5 [Reimbursement of Administrative Agent by Borrower, Etc.], the Borrower hereby agrees to protect, indemnify, pay and save harmless each Issuing Bank and any of its Affiliates that has issued a Letter of Credit from and against any and all claims, demands, liabilities, damages, taxes, penalties, interest, judgments, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel and allocated costs of internal counsel) which such Issuing Bank or any of its Affiliates may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit, other than as a result of (A) the gross negligence or willful misconduct of such Issuing Bank as determined by a final judgment of a court of competent jurisdiction, (B) failure by such Issuing Bank to comply with Section 2.10.6 in a material manner, or (C) the wrongful dishonor by such Issuing Bank or any of its Affiliates of a proper demand for payment made under any Letter of Credit, except if such dishonor resulted from any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions herein called "Governmental Acts").

           2.10.9.  Liability for Acts and Omissions.
                    ---------------------------------

                    As between any Loan Party and each Issuing Bank, or its Affiliates, such Loan Party assumes all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, each Issuing Bank shall not be responsible for any of the following including any losses or damages to any Loan Party or other Person or property relating therefrom: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for an issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged (even if such Issuing Bank or its Affiliates shall have been notified thereof);
(ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) the failure of the beneficiary of any such Letter of Credit, or any other party to which such Letter of Credit may be transferred, to comply fully with any conditions required in order to draw upon such Letter of Credit or any other claim of any Loan Party against any beneficiary of such Letter of Credit, or any such transferee, or any dispute between or among any Loan Party and any beneficiary of any Letter of Credit or any such transferee; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or
(viii) any consequences arising from causes beyond the control of such Issuing Bank or its Affiliates, as applicable, including any Governmental Acts, and none of the above shall affect or impair, or prevent the vesting of, any of such Issuing Bank's or its Affiliates rights or powers hereunder. Nothing in the preceding sentence shall relieve any Issuing Bank from liability for such Issuing Bank's gross negligence or willful misconduct in connection with actions or omissions described in such clauses (i) through (viii) of such sentence. In no event shall any Issuing Bank or its Affiliates be liable to any Loan Party for any indirect, consequential, incidental, punitive, exemplary or special damages or expenses (including without limitation attorneys' fees), or for any damages resulting from any change in the value of any property relating to a Letter of Credit.

                    Without limiting the generality of the foregoing, each Issuing Bank and the Administrative Agent and their Affiliates (i) may rely on any oral or other communication believed in good faith by such Issuing Bank, the Administrative Agent or such Affiliate to have been authorized or given by or on behalf of the applicant for a Letter of Credit, (ii) may honor any presentation if the documents presented appear on their face substantially to comply with the terms and conditions of the relevant Letter of Credit; (iii) may honor a previously dishonored presentation under a Letter of Credit, whether such dishonor was pursuant to a court order, to settle or compromise any claim of wrongful dishonor, or otherwise, and shall be entitled to reimbursement to the same extent as if such presentation had initially been honored, together with any interest paid by such Issuing Bank or its Affiliate; (iv) may honor any drawing that is payable upon presentation of a statement advising negotiation or payment, upon receipt of such statement (even if such statement indicates that a draft or other document is being delivered separately), and shall not be liable for any failure of any such draft or other document to arrive, or to conform in any way with the relevant Letter of Credit; (v) may pay any paying or negotiating bank claiming that it rightfully honored under the laws or practices of the place where such bank is located; and (vi) may settle or adjust any claim or demand made on such Issuing Bank or its Affiliate in any way related to any order issued at the applicant's request to an air carrier, a letter of guarantee or of indemnity issued to a carrier or any similar document (each an "Order") and honor any drawing in connection with any Letter of Credit that is the subject to such Order, notwithstanding that any drafts or other documents presented in connection with such Letter of Credit fail to conform in any way with such Letter of Credit.

                    In furtherance and extension and not in limitation of the specific provisions set forth above, any action taken or omitted by any Issuing Bank, the Administrative Agent or their Affiliates under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put such Issuing Bank, the Administrative Agent or their Affiliates under any resulting liability to the Borrower or any Bank.

     2.11  Periodic Computations of Dollar Equivalent Amounts of Letters of
           ----------------------------------------------------------------
           Credit Outstanding.
           -------------------

                    The Administrative Agent will determine the Dollar Equivalent amount of (i) proposed Letters of Credit to be denominated in an Optional Currency as of the requested date of issuance, as the case may be, and
(ii) outstanding Letters of Credit Outstanding denominated in an Optional Currency as of the last Business Day of each month, (each such date under clauses (i) and (ii), a "Computation Date").

                                  3. TERM LOANS
                                     ----------

     3.1   Term Loan Commitments.
           ----------------------

           Subject to the terms and conditions hereof, and relying upon the representations and warranties herein set forth, each Bank severally agrees to make a term loan (each, a "Term Loan") to the Borrower on the Closing Date in such principal amount as the Borrower shall request up to, but not exceeding such Bank's Term Loan Commitment.

     3.2   Nature of Banks' Obligations with Respect to Term Loans.
           --------------------------------------------------------

           The obligations of each Bank to make Term Loans to the Borrower shall be in the proportion that such Bank's Term Loan Commitment bears to the Term Loan Commitments of all Banks to the Borrower, but each Bank's Term Loan to the Borrower shall never exceed its Term Loan Commitment. The failure of any Bank to make a Term Loan shall not relieve any other Bank of its obligations to make a Term Loan nor shall it impose any additional liability on any other Bank hereunder. The Banks shall have no obligation to make Term Loans hereunder after the Closing Date. The Term Loan Commitments are not revolving credit commitments, and the Borrower shall not have the right to borrow, repay and reborrow under Section 3.1 [Term Loan Commitments].

     3.3   Term Loan Notes.
           ----------------

           The Obligation of the Borrower to repay the unpaid principal amount of the Term Loans made to it by each Bank, together with interest thereon, shall be evidenced by a Term Note dated the Closing Date in substantially the form attached hereto as Exhibit 1.1(T) payable to the order of each Bank in a face amount equal to the Term Loan of such Bank. The principal amount as provided therein of the Term Notes shall be payable in quarterly installments on the first day of each August, November, February and May hereafter, with the final payment due on the Term Loan Maturity Date, in the following amounts:

       Period                     Amount of Each Quarterly Payment During Period
       -----------------------    ----------------------------------------------
       8/1/03 to 5/1/04           $2,812,500

       8/1/04 to 5/1/05           $3,750,000

       8/1/05 to 5/1/06           $5,625,000

       8/1/06 to 2/1/07           $6,562,500

       Term Loan Maturity Date    Outstanding principal and interest

     3.4   Use of Proceeds.
           ----------------

           The proceeds of the Term Loans shall be used (i) to repay certain existing senior secured Indebtedness of the Borrower, (ii) to provide working capital to the Borrower, (iii) for general corporate purposes of the Borrower, including transaction costs and expenses, and (iv) in accordance with Section
8.1.10 [Use of Proceeds].

                                4. INTEREST RATES
                                   --------------

     4.1   Interest Rate Options.
           ----------------------

           The Borrower shall pay interest in respect of the outstanding unpaid principal amount of the Loans as selected by it from the Base Rate Option or Euro-Rate Option set forth below applicable to the Loans, it being understood that, subject to the provisions of this Agreement, the Borrower may select different Interest Rate Options and different Interest Periods to apply simultaneously to the Loans comprising different Borrowing Tranches and may convert to or renew one or more Interest Rate Options with respect to all or any portion of the Loans comprising any Borrowing Tranche, provided that there shall not be at any one time outstanding more than twelve (12) Borrowing Tranches in the aggregate among all of the Loans, and provided further that only the As-Offered Rate shall apply to the Swing Loans. If at any time the designated rate applicable to any Loan made by any Bank exceeds such Bank's highest lawful rate, the rate of interest on such Bank's Loan shall be limited to such Bank's highest lawful rate.

           4.1.1.   Revolving Credit Interest Rate Options.
                    ---------------------------------------

                    The Borrower shall have the right to select from the following Interest Rate Options applicable to the Revolving Credit Loans (subject to the provisions above regarding Swing Loans):

                         (i) Revolving Credit Base Rate Option: A fluctuating rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate plus the Applicable Margin, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate; or

                         (ii) Revolving Credit Euro-Rate Option: A rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the Euro-Rate plus the Applicable Margin.

           4.1.2.   Term Loan Interest Rate Options.
                    --------------------------------

                    The Borrower shall have the right to select from the following Interest Rate Options applicable to the Term Loans:

                         (i) Term Loan Base Rate Option: A fluctuating rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate plus the Applicable Margin, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate; or

                         (ii) Term Loan Euro-Rate Option: A rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the Euro-Rate plus the Applicable Margin.

           4.1.3.   Rate Quotations.
                    ----------------

                    The Borrower may call the Administrative Agent on or before the date on which a Loan Request is to be delivered to receive an indication of the rates then in effect, but it is acknowledged that such projection shall not be binding on the Administrative Agent or the Banks nor affect the rate of interest which thereafter is actually in effect when the election is made.

     4.2   Interest Periods.
           -----------------

           At any time when the Borrower shall select, convert to or renew a Euro-Rate Option, the Borrower shall notify the Administrative Agent thereof at least three (3) Business Days prior to the effective date of such Euro-Rate Option by delivering a Loan Request. The notice shall specify an Interest Period during which such Interest Rate Option shall apply. Notwithstanding the preceding sentence, the following provisions shall apply to any selection of, renewal of, or conversion to a Euro-Rate Option:

           4.2.1.   Amount of Borrowing Tranche.
                    ----------------------------

                    each Borrowing Tranche of Euro-Rate Loans shall be in integral multiples of $500,000 and not less than $1,000,000;

           4.2.2.   Renewals.
                    ---------

                    in the case of the renewal of a Euro-Rate Option at the end of an Interest Period, the first day of the new Interest Period shall be the last day of the preceding Interest Period, without duplication in payment of interest for such day.

     4.3   Interest After Default.
           -----------------------

           To the extent permitted by Law, upon the occurrence of an Event of Default and until such time such Event of Default shall have been cured or waived, the Borrower may not select, convert to or renew a Euro-Rate Option, and:

           4.3.1.   Letter of Credit Fees, Interest Rate.
                    -------------------------------------

                    the Letter of Credit Fees and the rate of interest for each Loan otherwise applicable pursuant to Section 2.10.2 [Letter of Credit Fees] or
Section 4.1 [Interest Rate Options], respectively, shall be increased by 2.0% per annum; and

           4.3.2.   Other Obligations.
                    ------------------

                    each other Obligation hereunder if not paid when due shall bear interest at a rate per annum equal to the sum of the rate of interest applicable under the Revolving Credit Base Rate Option plus an additional 2.0% per annum from the time such Obligation becomes due and payable and until it is paid in full.

           4.3.3.   Acknowledgment.
                    ---------------

                    The Borrower acknowledges that the increase in rates referred to in this Section 4.3 reflects, among other things, the fact that such Loans or other amounts have become a substantially greater risk given their default status and that the Banks are entitled to additional compensation for such risk; and all such interest shall be payable by Borrower upon demand by Administrative Agent.

     4.4   Euro-Rate Unascertainable; Illegality; Increased Costs; Deposits Not
           --------------------------------------------------------------------
           Available.
           ----------

           4.4.1.   Unascertainable.
                    ----------------

                    If on any date on which a Euro-Rate would otherwise be determined, the Administrative Agent shall have determined that:

                         (i) adequate and reasonable means do not exist for ascertaining such Euro-Rate, or

                         (ii) a contingency has occurred which materially and adversely affects the London interbank eurodollar market relating to the Euro-Rate, the Administrative Agent shall have the rights specified in Section 4.4.3.

           4.4.2.   Illegality; Increased Costs; Deposits Not Available.
                    ----------------------------------------------------

                    If at any time any Bank shall have determined that:

                         (i) the making, maintenance or funding of any Loan to which a Euro-Rate Option applies has been made impracticable or unlawful by compliance by such Bank in good faith with any Law or any interpretation or application thereof by any Official Body or with any request or directive of any such Official Body (whether or not having the force of Law), or

                         (ii) such Euro-Rate Option will not adequately and fairly reflect the cost to such Bank of the establishment or maintenance of any such Loan, or

                         (iii) after making all reasonable efforts, deposits of the relevant amount in Dollars for the relevant Interest Period for a Loan, or to banks generally, to which a Euro-Rate Option applies, respectively, are not available to such Bank with respect to such Loan, or to banks generally, in the interbank eurodollar market, then the Administrative Agent shall have the rights specified in Section 4.4.3.

           4.4.3.   Administrative Agent's and Bank's Rights.
                    -----------------------------------------

                    In the case of any event specified in Section 4.4.1 above, the Administrative Agent shall promptly so notify the Banks and the Borrower thereof, and in the case of an event specified in Section 4.4.2 above, such Bank shall promptly so notify the Administrative Agent and endorse a certificate to such notice as to the specific circumstances of such notice, and the Administrative Agent shall promptly send copies of such notice and certificate to the other Banks and the Borrower. Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given), the obligation of (A) the Banks, in the case of such notice given by the Administrative Agent, or (B) such Bank, in the case of such notice given by such Bank, to allow the Borrower to select, convert to or renew a Euro-Rate Option shall be suspended until the Administrative Agent shall have later notified the Borrower, or such Bank shall have later notified the Administrative Agent, of the Administrative Agent's or such Bank's, as the case may be, determination that the circumstances giving rise to such previous determination no longer exist. If at any time the Administrative Agent makes a determination under
Section 4.4.1 and the Borrower has previously notified the Administrative Agent of its selection of, conversion to or renewal of a Euro-Rate Option and such Interest Rate Option has not yet gone into effect, such notification shall be deemed to provide for selection of, conversion to or renewal of the Base Rate Option otherwise available with respect to such Loans. If any Bank notifies the Administrative Agent of a determination under Section 4.4.2, the Borrower shall, subject to the Borrower's indemnification Obligations under Section 5.6.2 [Indemnity], as to any Loan of the Bank to which a Euro-Rate Option applies, on the date specified in such notice either convert such Loan to the Base Rate Option otherwise available with respect to such Loan or prepay such Loan in accordance with Section 5.4 [Voluntary Prepayments]. Absent due notice from the Borrower of conversion or prepayment, such Loan shall automatically be converted to the Base Rate Option otherwise available with respect to such Loan upon such specified date.

     4.5   Selection of Interest Rate Options.
           -----------------------------------

           If the Borrower fails to select a new Interest Period to apply to any Borrowing Tranche of Loans under the Euro-Rate Option at the expiration of an existing Interest Period applicable to such Borrowing Tranche in accordance with the provisions of Section 4.2 [Interest Periods], the Borrower shall be deemed to have converted such Borrowing Tranche to the Revolving Credit Base Rate Option or Term Loan Base Rate Option, as applicable, commencing upon the last day of the existing Interest Period.

     4.6   Canadian Interest Provisions.
           -----------------------------

           Whenever interest is payable hereunder on the basis of a year of 365 or 360 days, for the purposes of the Interest Act (Canada), the yearly rate of interest which is equivalent to the rate payable hereunder is the rate payable hereunder multiplied by the actual number of days in the year and divided by 365 or 360, as applicable. All interest will be calculated using the nominal rate method and not the effective rate method and the deemed reinvestment principle shall not apply to such calculations.

           The amount of the interest or fees exigible in applying this agreement shall not exceed the maximum rate permitted by Law. Where the amount of such interest or such fees is greater than the maximum rate, the amount shall be reduced to the highest rate which may be recovered in accordance with the applicable provisions of Law.

                                   5. PAYMENTS
                                      --------

     5.1   Payments.
           ---------

           All payments and prepayments to be made in respect of principal, interest, Commitment Fees, Letter of Credit Fees, or other fees or amounts due from the Borrower hereunder shall be payable prior to 11:00 a.m., Pittsburgh time, on the date when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower, and without set-off, counterclaim or other deduction of any nature, and an action therefor shall immediately accrue. Such payments shall be made to the Administrative Agent at the Principal Office for the account of PNC Bank with respect to the Swing Loans and for the ratable accounts of the Banks with respect to the Revolving Credit Loans or Term Loans in U.S. Dollars and in immediately available funds, and the Administrative Agent shall promptly distribute such amounts to the Banks in immediately available funds, provided that in the event payments are received by 11:00 a.m., Pittsburgh time, by the Administrative Agent with respect to the Loans and such payments are not distributed to the Banks on the same day received by the Administrative Agent, the Administrative Agent shall pay the Banks the Federal Funds Effective Rate with respect to the amount of such payments for each day held by the Administrative Agent and not distributed to the Banks. The Administrative Agent's and each Bank's statement of account, ledger or other relevant record shall, in the absence of manifest error, be conclusive as the statement of the amount of principal of and interest on the Loans and other amounts owing under this Agreement (including the Equivalent Amounts of the applicable currencies where such computations are required) and shall be deemed an "account stated."

     5.2   Pro Rata Treatment of Banks.
           ----------------------------

           Each borrowing shall be allocated to each Bank according to its Ratable Share, and each selection of, conversion to or renewal of any Interest Rate Option and each payment or prepayment by the Borrower with respect to principal, interest, Commitment Fees, Letter of Credit Fees, or other fees (except for payments for fees of the Administrative Agent or the

Syndication Agent) or amounts due from the Borrower hereunder to the Banks with respect to the Loans, shall (except as provided in Section 4.4.3 [Administrative Agent's and Bank's Rights] in the case of an event specified in Section 4.4 [Euro-Rate Unascertainable; Etc.], 5.4.2 [Replacement of a Bank] or 5.6 [Additional Compensation in Certain Circumstances]) be made in proportion to the applicable Loans outstanding from each Bank and, if no such Loans are then outstanding, in proportion to the Ratable Share of each Bank. Notwithstanding any of the foregoing, each borrowing or payment or prepayment by the Borrower of principal, interest, fees or other amounts with respect to Swing Loans shall be made by or to PNC Bank according to Section 2.

     5.3   Interest Payment Dates.
           -----------------------

           Interest on Loans to which the Base Rate Option applies shall be due and payable in arrears on the first day of each August, November, February and May after the date hereof and on the Expiration Date or the Term Loan Maturity Date (as applicable) or upon acceleration of the Notes. Interest on Loans to which the Euro-Rate Option applies shall be due and payable on the last day of each Interest Period for those Loans and, if such Interest Period is longer than three (3) Months, also on the 90th day of such Interest Period. Interest on mandatory prepayments of principal under Section 5.5 [Mandatory Prepayments] shall be due on the date such mandatory prepayment is due. Interest on the principal amount of each Loan or other monetary Obligation shall be due and payable on demand after such principal amount or other monetary Obligation becomes due and payable (whether on the stated maturity date, upon acceleration or otherwise).

     5.4   Voluntary Prepayments.
           ----------------------

           5.4.1.   Right to Prepay.
                    ----------------

                    The Borrower shall have the right at its option from time to time to prepay the Loans in whole or part without premium or penalty (except as provided in Section 5.4.2 below or in Section 5.6 [Additional Compensation in Certain Circumstances]):

                         (i) at any time with respect to any Loan to which the Base Rate Option applies,

                         (ii) on the last day of the applicable Interest Period with respect to Loans to which a Euro-Rate Option applies,

                         (iii) on the date specified in a notice by any Bank pursuant to Section 4.4 [Euro-Rate Unascertainable, Etc.] with respect to any Loan to which a Euro-Rate Option applies.

                    Whenever the Borrower desires to prepay any part of the Loans, it shall provide a prepayment notice to the Administrative Agent by 1:00 p.m. (i) at least one (1) Business Day prior to the date of prepayment of the Revolving Credit Loans or Term Loans which bear interest at the Base Rate Option, (ii) at least three (3) Business Days prior to the date of prepayment of the Revolving Credit Loans or Term Loans which bear interest at the Euro-Rate Option, and (iii) or no later than 1:00 p.m., Pittsburgh time, on the date of prepayment of Swing Loans, setting forth the following information:

                    (x) the date, which shall be a Business Day, on which the proposed prepayment is to be made;

                    (y) a statement indicating the application of the prepayment between the Swing Loans, Revolving Credit Loans and Term Loans; and

                    (z) the total principal amount of such prepayment, which shall not be less than $100,000 for any Swing Loan or $500,000 for any Revolving Credit Loan or Term Loan.

                    All prepayment notices shall be irrevocable. The principal amount of the Loans for which a prepayment notice is given, together with interest on such principal amount except with respect to Loans to which the Base Rate Option applies, shall be due and payable on the date specified in such prepayment notice as the date on which the proposed prepayment is to be made. All Term Loan prepayments permitted pursuant to this Section 5.4.1 shall be applied pro rata to the remaining scheduled amortization payments thereunder. Except as provided in Section 4.4.3 [Administrative Agent's and Bank's rights], if the Borrower prepays a Loan but fails to specify the applicable Borrowing Tranche which the Borrower is prepaying, the prepayment shall be applied (i) first to Revolving Credit Loans and then to Term Loans; and (ii) after giving effect to the allocations in clause (i) above and in the preceding sentence, first to Loans to which the Base Rate Option applies, then to Loans to which the Euro-Rate Option applies. Any prepayment hereunder shall be subject to the Borrower's Obligation to indemnify the Banks under Section 5.6.2 [Indemnity].

           5.4.2.   Replacement of a Bank.
                    ----------------------

                    In the event any Bank (i) gives notice under Section 4.4 [Euro-Rate Unascertainable, Etc.] or Section 5.6.1 [Increased Costs, Etc.], (ii) does not fund Revolving Credit Loans because the making of such Loans would contravene any Law applicable to such Bank, or (iii) becomes subject to the control of an Official Body (other than normal and customary supervision), then the Borrower shall have the right at its option, with the consent of the Administrative Agent, which shall not be unreasonably withheld, to prepay the Loans of such Bank in whole, together with all interest accrued thereon, and terminate such Bank's Commitment within ninety (90) days after (x) receipt of such Bank's notice under Section 4.4 [Euro-Rate Unascertainable, Etc.] or 5.6.1 [Increased Costs, Etc.], (y) the date such Bank has failed to fund Revolving Credit Loans because the making of such Loans would contravene Law applicable to such Bank, or (z) the date such Bank became subject to the control of an Official Body, as applicable; provided that the Borrower shall also pay to such Bank at the time of such prepayment any amounts required under Section 5.6 [Additional Compensation in Certain

Circumstances] and any accrued interest due on such amount and any related fees; provided, however, that the Commitment and any Term Loan of such Bank shall be provided by one or more of the remaining Banks or a replacement bank acceptable to the Administrative Agent; provided, further, the remaining Banks shall have no obligation hereunder to increase their Commitments. Notwithstanding the foregoing, the Administrative Agent may only be replaced subject to the requirements of Section 10.14 [Successor Agent] and provided that all Letters of Credit issued by the Administrative Agent have expired or been terminated or replaced.

           5.4.3.   Change of Lending Office.
                    -------------------------

                    Each Bank agrees that upon the occurrence of any event giving rise to increased costs or other special payments under Section 4.4.2 [Illegality, Etc.] or 5.6.1 [Increased Costs, Etc.] with respect to such Bank, it will if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Bank) to designate another lending office for any Loans or Letters of Credit affected by such event, provided that such designation is made on such terms that such Bank and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section 5.4.3 shall affect or postpone any of the Obligations of the Borrower or any other Loan Party or the rights of the Administrative Agent or any Bank provided in this Agreement.

     5.5   Mandatory Prepayments.
           ----------------------

           5.5.1.   Sale of Assets.
                    ---------------

                    Within five (5) days of the receipt of the proceeds of sale or other disposition by a Loan Party or a Subsidiary of a Loan Party from any asset sale permitted under Section 8.2.7(v)(c), the Borrower shall make a mandatory prepayment of principal equal to the net after-tax proceeds of such sale (as estimated in good faith by the Borrower), together with accrued interest on such principal amount. Within one hundred eighty (180) days of the receipt of the proceeds of sale or other disposition by a Loan Party or a Subsidiary of a Loan Party from any asset sale permitted under Section 8.2.7(v)(b) (or within sixty (60) days after such receipt, to the extent such Loan Party or Subsidiary has failed to provide to the Administrative Agent satisfactory evidence of such Loan Party's or Subsidiary's commitment to reinvest such proceeds as provided in Section 8.2.7(v)(b), to the extent that such Loan Party or Subsidiary has not reinvested such proceeds), the Borrower shall make a mandatory prepayment of principal equal to the net after-tax proceeds of such sale or other disposition (as estimated in good faith by the Borrower), together with accrued interest on such principal amount.

           5.5.2.   Equity Proceeds.
                    ----------------

                    Within five (5) Business Days of the receipt of proceeds from any issuance of equity securities of the Loan Parties (other than any equity contributed by Saratoga), the

Borrower shall make a mandatory prepayment of principal equal to 50% of the net after-tax proceeds of such issuance, together with accrued interest on such principal amount.

           5.5.3.   Recovery of Insurance Proceeds.
                    -------------------------------

                    Within one hundred eighty (180) days of the receipt of insurance proceeds from a loss described in Section 8.1.3 (v)(c) (or, within sixty (60) days after such receipt, to the extent such Loan Party or Subsidiary has failed to provide to the Administrative Agent satisfactory evidence of such Loan Party's or Subsidiary's commitment to reinvest such proceeds as provided in
Section 8.1.3(v)(c), to the extent that such Loan Party or Subsidiary has not reinvested such proceeds), the Borrower shall make a mandatory prepayment of principal equal to 100% of the net after tax proceeds thereof, together with accrued interest on such principal amount. Within one hundred eighty (180) days of the receipt of insurance proceeds by a Loan Party or a Subsidiary of a Loan Party from a loss which are not reinvested as described in Section 8.1.3(v)(b) (or, within sixty (60) days after such receipt, to the extent a Loan Party has failed to provide to the Administrative Agent satisfactory evidence of such Loan Party's commitment to reinvest such proceeds as provided in Section 8.1.3(v)(b)), the Borrower shall make a mandatory prepayment of principal equal to 100% of the net after tax proceeds thereof, together with accrued interest on such principal amount.

           5.5.4.   Borrowing Base Exceeded.
                    ------------------------

                    Whenever the outstanding principal balance of Revolving Credit Loans and Swing Loans by the Banks plus Letters of Credit Outstanding exceed the Borrowing Base, the Borrower shall make, within one (1) Business Day after the Borrower learns of such excess and whether or not the Administrative Agent has given notice to such effect, a mandatory prepayment of principal equal to the excess of the Revolving Facility Usage over the Borrowing Base, together with accrued interest on such principal amount.

           5.5.5.   Currency Fluctuations.
                    ----------------------

                    If on any Computation Date the Revolving Facility Usage is equal to or greater than the Revolving Credit Commitments as a result of a change in exchange rates between the Optional Currency and Dollars, then the Administrative Agent shall notify the Borrower of the same. The Borrower shall pay or prepay the Loans (subject to Borrower's indemnity obligations under Sections 4.4 and 5.6 hereof) within one (1) Business Day after receiving such notice such that the Revolving Facility Usage shall not exceed the Revolving Credit Commitments after giving effect to such payments or prepayments.

           5.5.6.   Application Among Loans and Interest Rate Options.
                    --------------------------------------------------

                    All prepayments pursuant to this Section 5.5 shall first be applied to the Term Loans pro rata to the remaining scheduled amortization payments thereunder, and then to the Revolving Credit Loans outstanding, if any, and the excess, if any, shall be returned to the

Borrower. All prepayments required pursuant to this Section 5.5 shall first be applied among the Interest Rate Options to the principal amount of the Loans subject to the Base Rate Option, then to Loans subject to a Euro-Rate Option. In accordance with Section 5.6.2 [Indemnity], the Borrower shall indemnify the Banks for any loss or expense, including loss of margin, incurred with respect to any such prepayments applied against Loans subject to a Euro-Rate Option on any day other than the last day of the applicable Interest Period.

     5.6   Additional Compensation in Certain Circumstances.
           -------------------------------------------------

           5.6.1.   Increased Costs or Reduced Return Resulting from Taxes,
                    -------------------------------------------------------
Reserves, Capital Adequacy Requirements, Expenses, Etc.
-------------------------------------------------------

                    If any Law, guideline or interpretation or any change in any Law, guideline or interpretation or application thereof by any Official Body charged with the interpretation or administration thereof or compliance with any request or directive (whether or not having the force of Law) of any central bank or other Official Body:

                         (i) subjects any Bank to any tax or changes the basis of taxation with respect to this Agreement, the Notes, the Loans or payments by the Borrower of principal, interest, Commitment Fees, or other amounts due from the Borrower hereunder or under the Notes (except for taxes on the overall net income of such Bank),

                         (ii) imposes, modifies or deems applicable any reserve, special deposit or similar requirement against credits or commitments to extend credit extended by, or assets (funded or contingent) of, deposits with or for the account of, or other acquisitions of funds by, any Bank, or

                         (iii) imposes, modifies or deems applicable any capital adequacy or similar requirement (A) against assets (funded or contingent) of, or letters of credit, other credits or commitments to extend credit extended by, any Bank, or (B) otherwise applicable to the obligations of any Bank under this Agreement, and the result of any of the foregoing is to increase the cost to, reduce the income receivable by, or impose any expense (including loss of margin) upon any Bank with respect to this Agreement, the Notes or the making, maintenance or funding of any part of the Loans (or, in the case of any capital adequacy or similar requirement, to have the effect of reducing the rate of return on any Bank's capital, taking into consideration such Bank's customary policies with respect to capital adequacy) by an amount which such Bank in its sole discretion deems to be material, such Bank shall from time to time notify the Borrower and the Administrative Agent of the amount determined in good faith (using any averaging and attribution methods employed in good faith) by such Bank to be necessary to compensate such Bank for such increase in cost, reduction of income, additional expense or reduced rate of return. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrower to such Bank ten (10) Business Days after such notice is given.

           5.6.2.   Indemnity.
                    ----------

                    In addition to the compensation required by Section 5.6.1 [Increased Costs, Etc.], the Borrower shall indemnify each Bank against all liabilities, losses or expenses (including loss of margin, any loss or expense incurred in liquidating or employing deposits from third parties and any loss or expense incurred in connection with funds acquired by a Bank to fund or maintain Loans subject to a Euro-Rate Option) which such Bank sustains or incurs as a consequence of any

                         (i) payment, prepayment, conversion or renewal of any Loan to which a Euro-Rate Option applies on a day other than the last day of the corresponding Interest Period (whether or not such payment or prepayment is mandatory, voluntary or automatic and whether or not such payment or prepayment is then due),

                         (ii) attempt by the Borrower to revoke (expressly, by later inconsistent notices or otherwise) in whole or part any Loan Requests under Section 2.5 [Revolving Credit Loan Requests] or Section 4.2 [Interest Periods] or notice relating to prepayments under Section 5.4 [Voluntary Prepayments], or

                         (iii) default by a Loan Party in the performance or observance of any covenant or condition contained in this Agreement or any other Loan Document, including any failure of the Borrower to pay when due (by acceleration or otherwise) any principal, interest, Commitment Fee or any other amount due hereunder.

           If any Bank sustains or incurs any such loss or expense, it shall from time to time notify the Borrower of the amount determined in good faith by such Bank (which determination may include such assumptions, allocations of costs and expenses and averaging or attribution methods as such Bank shall deem reasonable) to be necessary to indemnify such Bank for such loss or expense. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrower to such Bank ten (10) Business Days after such notice is given.

     5.7   Collections; Administrative Agent's Right to Notify Account Debtors.
           --------------------------------------------------------------------

                    After the occurrence of any Event of Default, the Administrative Agent may, and upon request of the Required Banks, shall (i) notify any or all Account Debtors that the Accounts have been assigned to the Banks and that the Banks have a security interest therein, and

(ii) direct such Account Debtors to make all payments due from them to the Loan Parties upon the Accounts directly to the Administrative Agent or to a lockbox designated by the Administrative Agent. The Administrative Agent shall promptly furnish the Borrower with a copy of any such notice sent. Any such notice, in the Administrative Agent's sole discretion, may be sent on the Borrower's stationery, in which event the Borrower shall co-sign such notice with the Administrative Agent. To the extent that any Law or custom or any contract or agreement with any Account Debtor requires notice to or the approval of the Account Debtor in order to perfect such assignment of a security interest in Accounts, the Borrower agrees to give such notice or obtain such approval.

     5.8   Judgment Currency.
           ------------------

           5.8.1.   Currency Conversion Procedures for Judgments.
                    ---------------------------------------------

                    If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in any currency (the "Original Currency") into another currency (the "Other Currency"), the parties hereby agree, to the fullest extent permitted by Law, that the rate of exchange used shall be that at which in accordance with normal banking procedures each Bank could purchase the Original Currency with the Other Currency after any premium and costs of exchange on the Business Day preceding that on which final judgment is given.

           5.8.2.   Indemnity in Certain Events.
                    ----------------------------

                    The obligation of Borrower in respect of any sum due from Borrower to any Bank hereunder shall, notwithstanding any judgment in an Other Currency, whether pursuant to a judgment or otherwise, be discharged only to the extent that, on the Business Day following receipt by any Bank of any sum adjudged to be so due in such Other Currency, such Bank may in accordance with normal banking procedures purchase the Original Currency with such Other Currency. If the amount of the Original Currency so purchased is less than the sum originally due to such Bank in the Original Currency, Borrower agrees, as a separate obligation and notwithstanding any such judgment or payment, to indemnify such Bank against such loss.

                        6. REPRESENTATIONS AND WARRANTIES
                           ------------------------------

     6.1   Representations and Warranties.
           -------------------------------

           The Loan Parties, jointly and severally, represent and warrant to the Administrative Agent and each of the Banks as follows:

           6.1.1.   Organization and Qualification.
                    -------------------------------

                    Each Loan Party and each Subsidiary of each Loan Party is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each Loan Party and each Subsidiary of each Loan Party has the lawful power to own or lease its properties and to engage in the business it presently conducts or proposes to conduct. Each Loan Party and each Subsidiary of each Loan Party is duly licensed or qualified and in good standing in each jurisdiction listed on Schedule 6.1.1 and in all other jurisdictions where the property owned or leased by it or the nature of the business transacted by it or both makes such licensing or qualification necessary, except to the extent that any failure to be so qualified and in good standing would not constitute a Material Adverse Change.

           6.1.2.   Capitalization and Ownership.
                    -----------------------------

                    As of the Closing Date, the authorized capital stock of the Borrower consists of 37,000,000 shares of common stock and 10,000,000 shares of senior convertible preferred stock, of which 991,053 shares of common stock and 2,288,481shares of senior convertible preferred stock (collectively referred to herein as the "Shares") are issued and outstanding and are owned as indicated on
Schedule 6.1.2. All of the Shares have been validly issued and are fully paid and nonassessable. As of the Closing Date, there are no options, warrants or other rights outstanding to purchase any such shares except as indicated on
Schedule 6.1.2.

           6.1.3.   Subsidiaries.
                    -------------

                    Schedule 6.1.3 states as of the Closing Date the name of each of the Borrower's Subsidiaries, its jurisdiction of organization, its authorized capital stock, the issued and outstanding shares (referred to herein as the "Subsidiary Shares") and the owners thereof if it is a corporation, its outstanding partnership interests (the "Partnership Interests") if it is a partnership and its outstanding limited liability company interests, interests assigned to managers thereof and the voting rights associated therewith (the "LLC Interests") if it is a limited liability company. The Borrower and each Subsidiary of the Borrower has good and marketable title to all of the Subsidiary Shares, Partnership Interests and LLC Interests it purports to own, free and clear in each case of any Lien. All Subsidiary Shares, Partnership Interests and LLC Interests have been validly issued, and all Subsidiary Shares are fully paid and nonassessable. All capital contributions and other consideration required to be made or paid in connection with the issuance of the Partnership Interests and LLC Interests have been made or paid, as the case may be. As of the Closing Date, there are no options, warrants or other rights outstanding to purchase any such Subsidiary Shares, Partnership Interests or LLC Interests except as indicated on Schedule 6.1.3.

           6.1.4.   Power and Authority.
                    --------------------

                    Each Loan Party has full power to enter into, execute, deliver and carry out this Agreement and the other Loan Documents to which it is a party, to incur the Indebtedness contemplated by the Loan Documents and to perform its Obligations under the Loan Documents to which it is a party, and all such actions have been duly authorized by all necessary proceedings on its part.

           6.1.5.   Validity and Binding Effect.
                    ----------------------------

                    This Agreement has been duly and validly executed and delivered by each Loan Party, and each other Loan Document which any Loan Party is required to execute and deliver on or after the date hereof will have been duly executed and delivered by such Loan Party on the required date of delivery of such Loan Document. This Agreement and each other Loan Document constitutes, or will constitute, legal, valid and binding obligations of each Loan Party which is or will be a party thereto on and after its date of delivery thereof, enforceable against such Loan Party in accordance with its terms, except to the extent that enforceability of any of such Loan Document may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance.

           6.1.6.   No Conflict.
                    ------------

                    Neither the execution and delivery of this Agreement or the other Loan Documents by any Loan Party nor the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof or thereof by any of them will conflict with, constitute a default under or result in any breach of (i) the terms and conditions of the certificate of incorporation, bylaws, constitution, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents of any Loan Party or (ii) any Law or any material agreement or instrument or order, writ, judgment, injunction or decree to which any Loan Party or any of its Subsidiaries is a party or by which it or any of its Subsidiaries is bound or to which it is subject, or result in the creation or enforcement of any Lien, charge or encumbrance whatsoever upon any property (now or hereafter acquired) of any Loan Party or any of its Subsidiaries (other than Liens granted under the Loan Documents).

           6.1.7.   Litigation.
                    -----------

                    Except as set forth on Schedule 6.1.7, there are no actions, suits, proceedings or investigations pending or, to the knowledge of any Loan Party, threatened against such Loan Party or any Subsidiary of such Loan Party at law or equity before any Official Body as to which there is a reasonable probability of such actions, suits, proceedings or investigations being adversely decided and, if adversely decided, which would reasonably be expected to have a Material Adverse Change. None of the Loan Parties or any Subsidiaries of any Loan Party is in violation of any order, writ, injunction or any decree of any Official Body which may result in any Material Adverse Change.

           6.1.8.   Title to Properties.
                    --------------------

                    The real property owned or leased by each Loan Party and each Subsidiary of each Loan Party as of the Closing Date is described on
Schedule 6.1.8. Each Loan Party and each Subsidiary of each Loan Party has good and marketable title to or valid leasehold interest in all material properties, assets and other rights which it purports to own or lease or which are reflected as owned or leased on its books and records, free and clear of all Liens and encumbrances except Permitted Liens, and subject to the terms and conditions of the applicable leases. All material leases of property are in full force and effect without the necessity for any consent which has not previously been obtained upon consummation of the transactions contemplated hereby.

           6.1.9.   Financial Statements.
                    ---------------------

                         (i) Historical Statements. The Borrower has delivered to the Administrative Agent copies of its audited consolidated year-end financial statements for and as of the fiscal year ended December 31, 2002 (the "Historical Statements"). The Historical Statements were compiled from the books and records maintained by the Borrower's management, are correct and complete and fairly represent the consolidated financial condition of the Borrower and its Subsidiaries as of their dates and the results of operations for the fiscal periods then ended and have been prepared in accordance with GAAP consistently applied.

                         (ii) Financial Projections. The Borrower has delivered to the Administrative Agent financial projections of the Borrower and its Subsidiaries for the period January 1, 2003 through December 31, 2007 derived from various assumptions of the Borrower's management (the "Financial Projections"). The Financial Projections represent a reasonable range of possible results in light of the history of the business, present and foreseeable conditions and the intentions of the Borrower's management. The Financial Projections accurately reflect the liabilities of the Borrower and its Subsidiaries upon consummation of the transactions contemplated hereby as of the Closing Date.

                         (iii) Accuracy of Financial Statements. Neither the Borrower nor any Subsidiary of the Borrower had, as of the date of the Historical Statements, any material liabilities, contingent or otherwise, or forward or long-term commitments that are not disclosed in the Historical Statements or in the notes thereto, and except as disclosed therein there are no unrealized or anticipated losses from any commitments of the Borrower or any Subsidiary of the Borrower which would cause a Material Adverse Change. Since December 31, 2002, no Material Adverse Change has occurred.

           6.1.10.  Use of Proceeds; Margin Stock; Section 20 Subsidiaries.
                    -------------------------------------------------------

                    6.1.10.1.   General.
                                -------

                    The Loan Parties intend to use the proceeds of the Loans in accordance with Sections 2.8, 3.4 and 8.1.10.

                    6.1.10.2.   Margin Stock.
                                ------------

                    None of the Loan Parties or any Subsidiaries of any Loan Party engages or intends to engage principally, or as one of its important activities, in the business of extending credit for the purpose, immediately, incidentally or ultimately, of purchasing or carrying margin stock (within the meaning of Regulation U). No part of the proceeds of any Loan has been or will be used, immediately, incidentally or ultimately, to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or to refund Indebtedness originally incurred for such purpose, or for any purpose which entails a violation of or which is inconsistent with the provisions of the regulations of the Board of Governors of the Federal Reserve System. None of the Loan Parties or any Subsidiary of any Loan Party holds or intends to hold margin stock in such amounts that more than 25% of the reasonable value of the assets of any Loan Party or Subsidiary of any Loan Party are or will be represented by margin stock.

                    6.1.10.3.   Section 20 Subsidiaries.
                                -----------------------

                    The Loan Parties do not intend to use and shall not use any portion of the proceeds of the Loans, directly or indirectly, to purchase during the underwriting period, or for thirty (30) days thereafter, Ineligible Securities being underwritten by a Section 20 Subsidiary.

           6.1.11.  Full Disclosure.
                    ----------------

                    Neither this Agreement nor any other Loan Document, nor any certificate, statement, agreement or other documents furnished to the Administrative Agent or any Bank in connection herewith or therewith, in each case on the respective dates thereof, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading. As of the Closing Date, there is no fact known to any Loan Party which materially adversely affects the business, property, assets, financial condition, or results of operations specific to any Loan Party or Subsidiary of any Loan Party which has not been set forth in this Agreement or in the certificates, statements, agreements or other documents furnished in writing to the Administrative Agent and the Banks prior to or at the date hereof in connection with the transactions contemplated hereby.

           6.1.12.  Taxes.
                    ------

                    All federal, state, local and other tax returns required to have been filed with respect to each Loan Party and each Subsidiary of each Loan Party have been filed, and payment or adequate provision has been made for the payment of all taxes, fees, assessments and other governmental charges which have or may become due pursuant to said returns or to assessments received, except to the extent that such taxes, fees, assessments and other charges are being contested in good faith by appropriate proceedings diligently conducted and for which such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made. As of the Closing Date there are no agreements or waivers extending the statutory period of limitations applicable to any federal income tax return of any Loan Party or Subsidiary of any Loan Party for any period.

           6.1.13.  Consents and Approvals.
                    -----------------------

                    Except for the filing of financing statements in the state and county filing offices, no consent, approval, exemption, order or authorization of, or a registration or filing with, any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Agreement and the other Loan Documents by any Loan Party, except as listed on Schedule 6.1.13, all of which shall have been obtained or made on or prior to the Closing Date except as otherwise indicated on Schedule 6.1.13.

           6.1.14.  No Event of Default; Compliance with Instruments.
                    -------------------------------------------------

                    No event has occurred and is continuing and no condition exists or will exist after giving effect to the borrowings or other extensions of credit to be made on the Closing Date under or pursuant to the Loan Documents which constitutes an Event of Default or Potential Default. None of the Loan Parties or any Subsidiaries of any Loan Party is in violation of (i) any term of its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents or (ii) any material agreement or instrument to which it is a party or by which it or any of its properties may be subject or bound where such violation constitutes a Material Adverse Change.

           6.1.15.  Patents, Trademarks, Copyrights, Licenses, Etc.
                    -----------------------------------------------

                    Each Loan Party and each Subsidiary of each Loan Party owns or possesses or otherwise has the right to use all the material patents, trademarks, service marks, trade names, copyrights, licenses, registrations, franchises, permits and rights necessary to own and operate its properties and to carry on its business as presently conducted and planned to be conducted by such Loan Party or Subsidiary, without known conflict with the rights of others. All material patents, trademarks, service marks, trade names, copyrights, licenses, registrations, franchises and permits of each Loan Party and each Subsidiary of each Loan Party as of the Closing Date are listed and described on Schedule 6.1.15.

           6.1.16.  Security Interests.
                    -------------------

                    The Liens and security interests granted to the Administrative Agent for the benefit of the Banks pursuant to the Patent, Trademark and Copyright Security Agreement, the Pledge Agreement, the Security Agreements and the Quebec Security in the Collateral (other than the Real Property) constitute and will continue to constitute Prior Security Interests under the Uniform Commercial Code or the Corporations Act or the applicable laws of the Province of Quebec (as the case may be) as in effect in each applicable jurisdiction (the "Uniform Commercial Code") or other applicable Law entitled to all the rights, benefits and priorities provided by the Uniform Commercial Code or such Law. Upon the filing of financing statements, the necessary Australian Securities and Investments Commission forms and the registration of the Deed of Hypothec relating to said security interests in each office and in each jurisdiction where required in order to perfect the security interests described above, taking possession of any stock certificates or other certificates evidencing the Pledged Collateral and recordation of the Patent, Trademark and Copyright Security Agreement in the United States Patent and Trademark Office and United States Copyright Office, as applicable, all such action as is necessary or advisable to establish such rights of the Administrative Agent will have been taken, and there will be upon execution and delivery of the Patent, Trademark and Copyright Security Agreement, the Pledge Agreement, the Security Agreements and the Quebec Security, such filings and such taking of possession, no necessity for any further action in order to preserve, protect and continue such rights, except the filing of continuation statements with respect to such financing statements within six months prior to each five-year anniversary of the filing of such financing statements. All filing or registration fees and other expenses in connection with each such action have been or will be paid by the Borrower.

           6.1.17.  [Intentionally Omitted].
                    ------------------------

           6.1.18.  Status of the Pledged Collateral.
                    ---------------------------------

                    All the shares of capital stock, Partnership Interests or LLC Interests included in the Pledged Collateral to be pledged pursuant to the Pledge Agreement are or will be upon issuance validly issued and nonassessable and owned beneficially and of record by the pledgors thereunder free and clear of any Lien or restriction on transfer, except for taxes not yet due and payable to the extent such prospective tax payments are given priority by statute or as otherwise provided by the Pledge Agreement and except as the right of the Banks to dispose of the Shares, Partnership Interests or LLC Interests may be limited by the Securities Act of 1933, as amended, and the regulations promulgated by the Securities and Exchange Commission thereunder and by applicable state securities laws. There are no shareholder, partnership, limited liability company or other agreements or understandings with respect to the shares of capital stock, Partnership Interests or LLC Interests included in the Pledged Collateral except for the partnership agreements and limited liability company agreements described on Schedule 6.1.18. The Loan Parties have delivered true and correct copies of such partnership agreements and limited liability company agreements to the Administrative Agent.

           6.1.19.  Insurance.
                    ----------

                    Schedule 6.1.19 lists as of the Closing Date all insurance policies and other bonds to which any Loan Party or Subsidiary of any Loan Party is a party, all of which are valid and in full force and effect. No notice has been given or claim made and no grounds exist to cancel or avoid any of such policies or bonds or to reduce the coverage provided thereby. Such policies and bonds provide adequate coverage from reputable and financially sound insurers in amounts sufficient to insure the assets and risks of each Loan Party and each Subsidiary of each Loan Party in accordance with prudent business practice in the industry of the Loan Parties and their Subsidiaries.

           6.1.20.  Compliance with Laws.
                    ---------------------

                    The Loan Parties and their Subsidiaries are in compliance in all material respects with all applicable Laws (other than Environmental Laws which are specifically addressed in Section 6.1.25 [Environmental Matters]) in all jurisdictions in which any Loan Party or Subsidiary of any Loan Party is presently or will be doing business.

           6.1.21.  Material Contracts.
                    -------------------

                    Schedule 6.1.21 lists as of the Closing Date all contracts relating to the business operations of each Loan Party and each Subsidiary of any Loan Party required to be filed by Item 601 of Regulation S-K of the Securities Act of 1933, as amended. All such material contracts are valid, binding and enforceable upon such Loan Party or Subsidiary and each of the other parties thereto in accordance with their respective terms. The Borrower and its Subsidiaries are not in material default with respect to any such material contracts, nor do the Loan Parties have knowledge of any material default with respect to the other parties to such material contracts.

           6.1.22.  Investment Companies; Regulated Entities.
                    -----------------------------------------

                    None of the Loan Parties or any Subsidiaries of any Loan Party is an "investment company" registered or required to be registered under the Investment Company Act of 1940 or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940 and shall not become such an "investment company" or under such "control." None of the Loan Parties or any Subsidiaries of any Loan Party is subject to any other Federal or state statute or regulation limiting its ability to incur Indebtedness for borrowed money.

           6.1.23.  Plans and Benefit Arrangements.
                    -------------------------------

                    Except as set forth on Schedule 6.1.23:

                         (i) The Borrower and each other member of the ERISA Group are in compliance in all material respects with any applicable provisions of ERISA with respect to all Benefit Arrangements, Plans and Multiemployer Plans. There has been no Prohibited Transaction with respect to any Benefit Arrangement or any Plan or, to the best knowledge of the Borrower, with respect to any Multiemployer Plan or Multiple Employer Plan, which could result in any material liability of the Borrower or any other member of the ERISA Group. The Borrower and all other members of the ERISA Group have made when due any and all payments required to be made under any agreement relating to a Multiemployer Plan or a Multiple Employer Plan or any Law pertaining thereto. With respect to each Plan and Multiemployer Plan, the Borrower and each other member of the ERISA Group (i) have fulfilled in all material respects their obligations under the minimum funding standards of ERISA, (ii) have not incurred any liability to the PBGC, and (iii) have not had asserted against them any penalty for failure to fulfill the minimum funding requirements of ERISA.

                         (ii) To the best of the Borrower's knowledge, each Multiemployer Plan and Multiple Employer Plan is able to pay benefits thereunder when due.

                         (iii) Neither the Borrower nor any other member of the ERISA Group has instituted or intends to institute proceedings to terminate any Plan under Section 4041 of ERISA.

                         (iv)   No event requiring notice to the PBGC under
                         Section 302(f)(4)(A) of ERISA has occurred or is reasonably expected to occur with respect to any Plan, and no amendment with respect to which security is required under Section 307 of ERISA has been made or is reasonably expected to be made to any Plan.

                         (v) Neither the Borrower nor any other member of the ERISA Group has incurred or reasonably expects to incur any material withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. Neither the Borrower nor any other member of the ERISA Group has been notified by any Multiemployer Plan or Multiple Employer Plan that such Multiemployer Plan or Multiple Employer Plan has been terminated within the meaning of Title IV of ERISA and, to the best knowledge of the Borrower, no Multiemployer Plan or Multiple Employer Plan is reasonably expected to be reorganized or terminated, within the meaning of Title IV of ERISA.

                         (vi) To the extent that any Benefit Arrangement is insured, the Borrower and all other members of the ERISA Group have paid when due all premiums required to be paid for all periods through the Closing Date. To the extent that any Benefit Arrangement is funded other than with insurance, the Borrower and all other members of the ERISA Group have made when due all contributions required to be paid for all periods through the Closing Date.

                         (vii)  All Plans, Benefit Arrangements and
                         Multiemployer Plans have been administered in accordance with their terms and applicable Law in all material respects.

           6.1.24.  Employment Matters.
                    -------------------

                    Each of the Loan Parties and each of their Subsidiaries is in compliance with the Labor Contracts and all applicable federal, state and local labor and employment Laws including those related to equal employment opportunity and affirmative action, labor relations, minimum wage, overtime, child labor, medical insurance continuation, worker adjustment and relocation notices, immigration controls and worker and unemployment compensation, where the failure to comply constitutes a Material Adverse Change. As of the Closing Date, there are no outstanding grievances, arbitration awards or appeals therefrom arising out of the Labor Contracts or current or threatened strikes, picketing, handbilling or other work stoppages or slowdowns at facilities of any of the Loan Parties or any of their Subsidiaries which in any case would constitute a Material Adverse Change. The Borrower has delivered to the Administrative Agent true and correct copies of each of the Labor Contracts.

           6.1.25.  Environmental Matters and Safety Matters.
                    -----------------------------------------

                    Except as set forth on Schedule 6.1.25:

                         (i) None of the Loan Parties has received any Environmental Complaint which there is a reasonable probability of the same being adversely decided and, if adversely decided, would reasonably be expected to result whether individually or in the aggregate, in a Material Adverse Change, whether directed or issued to any Loan Party or relating or pertaining to any predecessor of any Loan Party or to any prior owner, operator or occupant of the Property, and none of the Loan Parties is aware of any acts or omissions or any conditions or circumstances, not subject to indemnification by Beazer East, which could reasonably be expected to give rise to such an Environmental Complaint;

                         (ii) No activity or operation of any Loan Party at the Property is being or has been conducted in violation of any Environmental Law or Environmental Permit where such violation would reasonably be expected to result whether individually or in the aggregate in a Material Adverse Change, and to the knowledge of any Loan Party no activity or operation of any predecessor of any Loan Party or any prior owner, operator or occupant of the Property was conducted in material violation of any Environmental Law in effect as of the date such predecessor, prior owner, operator or occupant conducted such activity or operation;

                         (iii) All Regulated Substances which are or are likely to result in Contamination and are present on, in, under, or migrating from, or to any Loan Party's knowledge migrating to, the Property or any portion thereof are being managed, including pursuant to Remedial Action, either (A) by a Person (other than a Loan Party) in material compliance with applicable Environmental Laws and Environmental Permits issued to such Person (other than a Loan Party), or (B) by a Loan Party in compliance with applicable Environmental Laws and Environmental Permits, except (in the case of this clause (B)), where such failure to so manage would not reasonably be expected to result in Material Adverse Change;

                         (iv) Each Loan Party in its current operations uses, generates, treats, collects, stores, disposes, deposits, emits, releases, discharges and transports to or from the Property all Regulated Substances in material compliance with applicable Environmental Laws and Environmental Permits;

                         (v) Each Loan Party has all Environmental Permits except for any such Environmental Permits the absence of which whether individually or in the aggregate, would result in a Material Adverse Change; all such Environmental Permits are in full force and effect, each Loan Party's operations at the Property are conducted in compliance in all material respects with the terms and conditions of such Environmental Permits, and none of the Loan Parties has received any written notice from an Official Body that such Official Body has or intends to suspend, revoke or adversely alter, whether in whole or in part, any such Environmental Permit which would reasonably be expected to result whether individually or in the aggregate in a Material Adverse Change;

                         (vi) Each Loan Party has submitted to an Official Body and/or maintains in its files, as applicable, all material Environmental Records;

                         (vii) No structures, improvements, equipment, fixtures, impoundments, pits, lagoons or aboveground or underground storage tanks, operated or owned by any Loan Party, located on the Property contain or use, except in compliance in all material respects with Environmental Laws and Environmental Permits, Regulated Substances or otherwise are operated or owned except in compliance in all material respects with Environmental Laws and Environmental Permits.

                         (viii) To the knowledge of each Loan Party, all structures, improvements, equipment, fixtures, impoundments, pits, lagoons or aboveground or underground storage tanks that contained or used Regulated Substances and were operated or maintained by prior owners, operators or occupants of the Property have been identified and/or located. To the knowledge of each Loan Party, any such structure, improvement, equipment, fixture, impoundment, pit, lagoon or aboveground or underground storage tank located on Property not acquired from Beazer East, the presence of which does not comply in all material respects with applicable Environmental Laws, or from which there has been or is a release of Regulated Substances which has or could result in Contamination, is the subject of a Remedial Action;

                         (ix) To the knowledge of each Loan Party, no facility or site to which any Loan Party, either directly or indirectly by a third party, has sent Regulated Substances for storage, treatment, disposal or other management has been or is being operated in material violation of Environmental Laws or pursuant to Environmental Laws is identified or proposed to be identified on any list of contaminated properties or other properties which pursuant to Environmental Laws are the subject of a Remedial Action by an Official Body or any other Person (including any Loan Party);

                         (x) No portion of the Property is identified or to the knowledge of any Loan Party proposed to be identified on any Official Body's list of contaminated properties or other properties which pursuant to Environmental Laws are the subject of a Remedial Action by an

                         Official Body or any other Person (including any Loan Party), nor to the knowledge of any Loan Party is any property adjoining or in the proximity of the Property identified or proposed to be identified on any such list or the subject of a Remedial Action;

                         (xi) To the knowledge of each Loan Party, no portion of the Property constitutes an Environmentally Sensitive Area;

                         (xii) No Official Body has filed or recorded a lien for the recovery of Remedial Action costs against the Property or any other assets of any Loan Party and none of the Loan Parties is aware of any acts or omissions by any Loan Party or any conditions or circumstances caused or created by any Loan Party which could reasonably be expected to result in the filing or recording by an Official Body of any such lien, nor have any restrictions been imposed upon the type of use or any Loan Party's ability to transfer, as authorized by Environmental Laws, the Property or any portion thereof, and none of the Loan Parties is aware of any facts, conditions or circumstances which could reasonably be expected to result in any such restriction on use or transferability being imposed upon the Property, or any portion thereof;

                         (xiii) Neither the transaction contemplated by the Loan Documents nor any other transaction involving the sale, transfer or exchange of the Property will trigger or has triggered any obligation under any applicable Environmental Laws to make a filing, provide a notice, provide other disclosure or take any other action the failure to accomplish which whether individually or in the aggregate would reasonably be expected to result in a Material Adverse Change, or in the event that any such transaction-triggered obligation does arise or has arisen under any Environmental Laws, all such actions required thereby have been taken in compliance with applicable Environmental Laws (it being understood that the foregoing does not constitute a representation or warranty that any transferee or creditor could conduct operations on any Property under existing Environmental Permits);

                         (xiv) The activities and operations of the Loan Parties are being conducted in compliance with applicable Safety Laws, except where the failure, whether individually or in the aggregate, to do so would not reasonably be expected to result in a Material Adverse Change;

                         (xv) The Loan Parties have not received any Safety Complaints, the Loan Parties are not aware of any acts or omissions by any Loan Party or any conditions or circumstances caused or created by any Loan Party which could reasonably be expected to give rise to any Safety Complaints and, to the knowledge of the Loan Parties no Safety Complaints are being threatened in each case as to which there is a reasonable probability of the same being adversely decided and, if adversely decided, would reasonably be expected to result whether individually or in the aggregate in a Material Adverse Change; and

                         (xvi) Each Loan Party has submitted to an Official Body and/or maintains in its files, as applicable, all material Safety Filings and Records.

     It is expressly understood and agreed that for purposes of this Section
6.1.25 only to the extent any of the preceding requires the Loan Parties to make representations and warranties which relate or pertain to: (a) any Person (other than a Loan Party); or (b) the operations and activities of any Person (other than a Loan Party), including Beazer East under the Beazer Acquisition Agreement, such representations and warranties are being made to the knowledge of the Loan Parties; it is further expressly understood and agreed that for purposes of this Section 6.1.25 only to the extent any of the preceding requires the Loan Parties to make representations and warranties which relate or pertain to portions of the Property leased by a Loan Party, such representations and warranties are limited to the operations conducted by the Loan Parties on such portions of the Property.

           6.1.26.  Senior Debt Status.
                    -------------------

                    The Obligations of each Loan Party under this Agreement, the Notes, the Guaranty Agreements and each of the other Loan Documents to which it is a party do rank and will rank at least pari passu in priority of payment with all other Indebtedness of such Loan Party except Indebtedness of such Loan Party to the extent secured by Permitted Liens. There is no Lien upon or with respect to any of the properties or income of any Loan Party or Subsidiary of any Loan Party which secures indebtedness or other obligations of any Person except for Permitted Liens. The Obligations of the Borrower hereunder constitute and will constitute "Senior Debt" within the meaning of such term in the Senior Subordinated Note Indenture, and all or a portion of the Obligations of the Borrower hereunder constitute or will constitute "Designated Senior Debt" within the meaning of such term in the Senior Subordinated Note Indenture. The subordination provisions of the Senior Subordinated Note Indenture are enforceable by the Banks against the Loan Parties and the holders from time to time of the Senior Subordinated Notes.

           6.1.27.  Solvency.
                    ---------

                    Each of the Loan Parties is Solvent. After giving effect to the transactions contemplated by the Loan Documents, including all Indebtedness incurred thereby, the Liens granted by the Loan Parties in connection therewith and the payment of all fees related thereto, each of the Loan Parties will be Solvent, determined as of the Closing Date.

     6.2   Updates to Schedules.
           ---------------------

                    Should any of the information or disclosures provided on any of the Schedules attached hereto which are not limited to matters disclosed as of the Closing Date become outdated or incorrect in any material respect, the Borrower shall promptly provide the Administrative Agent in writing with such revisions or updates to such Schedule as may be necessary or appropriate to update or correct same; provided, however, that no Schedule shall be deemed to have been amended, modified or superseded by any such correction or update, nor shall any breach of warranty or representation resulting from the inaccuracy or incompleteness of any such Schedule be deemed to have been cured thereby, unless and until the Required Banks, in their sole and absolute discretion, shall have accepted in writing such revisions or updates to such Schedule.

           7. CONDITIONS OF LENDING AND ISSUANCE OF LETTERS OF CREDIT
              -------------------------------------------------------

     The obligation of each Bank to make Loans and of the Administrative Agent or any other Issuing Bank to issue Letters of Credit hereunder is subject to the performance by each of the Loan Parties of its Obligations to be performed hereunder at or prior to the making of any such Loans or issuance of such Letters of Credit and to the satisfaction of the following further conditions:

     7.1   First Loans and Letters of Credit.
           ----------------------------------

           On the Closing Date:

           7.1.1.   Officer's Certificates.
                    -----------------------

                    The representations and warranties of each of the Loan Parties contained in Section 6.1 and in each of the other Loan Documents shall be true and accurate on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and each of the Loan Parties shall have performed and complied with all covenants and conditions hereof and thereof, no Event of Default or Potential Default shall have occurred and be continuing or shall exist; and there shall be delivered to the Administrative Agent for the benefit of each Bank a certificate of each of the Loan Parties, dated the Closing Date and signed by the Chief Executive Officer, President, Chief Financial Officer or other Responsible Officer of each of the Loan Parties, to each such effect.

           7.1.2.   Secretary's or Director's Certificates.
                    ---------------------------------------

                    There shall be delivered to the Administrative Agent for the benefit of each Bank a certificate dated the Closing Date and signed by the Secretary, an Assistant Secretary, or Director (in the case of a Loan Party registered in Australia) of each of the Loan Parties, certifying as appropriate as to:

                         (i) all action taken by each Loan Party in connection with this Agreement and the other Loan Documents;

                         (ii)   the names of the officer or officers
                         authorized to sign this Agreement and the other Loan Documents and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of each Loan Party for purposes of this Agreement and the true signatures of such officers, on which the Administrative Agent and each Bank may conclusively rely; and

                         (iii) copies of its organizational documents (except in the case of a Loan Party registered in Australia), including its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, and limited liability company agreement as in effect on the Closing Date certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of each Loan Party in each state where organized or qualified to do business and a bring-down certificate by facsimile dated the Closing Date.

           7.1.3.   Delivery of Loan Documents.
                    ---------------------------

                    The Guaranty Agreements, Notes, Patent, Trademark and Copyright Security Agreement, Pledge Agreement, Intercompany Subordination Agreement, Security Agreements and the Quebec Security shall have been duly executed and delivered to the Administrative Agent for the benefit of the Banks, together with all appropriate financing statements, evidence that the document has been registered or is in a registrable form including any necessary Australian Securities and Investments Commission forms and evidence that the document has been duly stamped or that it will be duly stamped (including if appropriate, sufficient funds to pay all stamp duty which is payable) in the case of the Security Agreements which are governed by Australian law and appropriate stock powers and certificates evidencing the Shares, the Partnership Interests and the LLC Interests.

           7.1.4.   Opinion of Counsel.
                    -------------------

                    There shall be delivered to the Administrative Agent for the benefit of each Bank a written opinion of (i) Reed Smith, LLP, and (ii) Baker & McKenzie, counsel for the Loan Parties (who may rely on the opinions of such other counsel as may be acceptable to the Administrative Agent), dated the Closing Date and in form and substance satisfactory to the Administrative Agent and its counsel:

                         (i)    as to the matters set forth in Exhibit 7.1.4;
                         and

                         (ii) as to such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request.

           7.1.5.   Legal Details.
                    --------------

                    All legal details and proceedings in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be in form and substance satisfactory to the Administrative Agent and counsel for the Administrative Agent, and the Administrative Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Administrative Agent and said counsel, as the Administrative Agent or said counsel may reasonably request.

           7.1.6.   Payment of Fees.
                    ----------------

                    The Borrower shall have paid or caused to be paid to the Administrative Agent for itself and for the account of the Banks to the extent not previously paid all fees accrued through the Closing Date and the costs and expenses for which the Administrative Agent and the Banks are entitled to be reimbursed.

           7.1.7.   Environmental Reports.
                    ----------------------

     The Loan Parties shall have provided to or made available for review by the Administrative Agent all material Environmental Permits, or the applicable applications for issuance, modification or renewal thereof in the event of any Loan Party's failure to hold any such Environmental Permit, and environmental assessments, studies, analyses and reports with respect to the Real Property, the operations and activities conducted thereon and any Remedial Actions performed at such Real Property and such other real property leased by the Loan Parties in connection with their operations. The environmental condition and compliance status of the Loan Parties, the Subsidiaries of the Loan Parties and the Loan Parties' and their Subsidiaries' assets, as substantiated by such Environmental Permits, applications, assessments, studies, analyses and reports, shall be satisfactory in all material respects. On the Closing Date the appropriate officers of the applicable Loan Parties shall have delivered to the Administrative Agent in form and substance satisfactory to the Administrative Agent a certificate to the effect that the Loan Parties have made known to the Administrative Agent all material information known to them and their Subsidiaries concerning Contamination, Environmental Complaints and Safety Complaints and the Loan Parties and their Subsidiaries' compliance with Safety Laws, and the Loan Parties and their Subsidiaries' compliance with the Environmental Laws and Environmental Permits relating to any of the Property and any other site for which any Loan Party or Subsidiary of a Loan Party has received notice that it is potentially responsible for the presence of Contamination or otherwise for the performance or cost of performance of any Remedial Actions.

           7.1.8.   Management Agreements and Employment Contracts.
                    -----------------------------------------------

                    The Borrower shall have delivered to the Administrative Agent true, correct and complete copies of all management agreements and material employment contracts to which any of the Loan Parties are party, which shall be in form and substance satisfactory to the Administrative Agent.

           7.1.9.   Consents.
                    ---------

                    All material consents required to effectuate the transactions contemplated hereby as set forth on Schedule 6.1.13 shall have been obtained.

           7.1.10.  Officer's Certificates Regarding MACs.
                    --------------------------------------

                    Since December 31, 2002, no Material Adverse Change shall have occurred; prior to the Closing Date, there shall have been no material change in the management of any Loan Party or Subsidiary of any Loan Party; and there shall have been delivered to the Administrative Agent for the benefit of each Bank a certificate dated the Closing Date and signed by the Chief Executive Officer, President, Chief Financial Officer or other Responsible Officer of each Loan Party to each such effect.

           7.1.11.  No Violation of Laws.
                    ---------------------

                    The making of the Loans and the issuance of the Letters of Credit shall not contravene any Law applicable to any Loan Party or any of the Banks.

           7.1.12.  No Actions or Proceedings.
                    --------------------------

                    No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, this Agreement, the other Loan Documents or the consummation of the transactions contemplated hereby or thereby or which, in the Administrative Agent's sole discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement or any of the other Loan Documents.

           7.1.13.  Insurance Policies; Certificates of Insurance; Endorsements.
                    ------------------------------------------------------------

                    The Loan Parties shall have delivered evidence acceptable to the Administrative Agent that adequate insurance in compliance with Section
8.1.3 [Maintenance of Insurance] is in full force and effect and that all premiums then due thereon have been paid, together with a certified copy of each Loan Party's casualty insurance policy or policies evidencing coverage satisfactory to the Administrative Agent, with additional insured and lender loss payable special endorsements attached thereto in form and substance satisfactory to the Administrative Agent and its counsel naming the Administrative Agent as additional insured and lender loss payee.

           7.1.14.  [Intentionally Omitted].
                    ------------------------

           7.1.15.  Financing Statements and Lien Searches.
                    ---------------------------------------

                    The Administrative Agent shall have received (1) financing statements in proper form for recordation necessary to perfect the Lien of the Banks on the Collateral and (2) the results of a satisfactory Lien, tax and judgment search in a form acceptable to the Administrative Agent evidencing the absence of any Liens on such Collateral (other than those in favor of the Banks and those that terminate prior to or simultaneously with the closing of the transactions contemplated by this Agreement) and that, upon filing of such financing statements, such Liens in favor of the Banks shall constitute Prior Security Interests in favor of the Banks.

           7.1.16.  Landlord's Waivers.
                    -------------------

                    The Loan Parties shall have delivered an executed Landlord's Waiver in substantially the form of Exhibit 7.1.16 from the lessor of each leased Collateral location, as listed on Part II of Schedule A of the Borrower to the Security Agreement.

           7.1.17.  Borrowing Base Certificate.
                    ---------------------------

                    The Borrower shall have delivered to the Administrative Agent a Borrowing Base Certificate calculating Qualified Accounts and Qualified Inventory as of March 31, 2003, in substantially the form attached hereto as
Exhibit 8.3.4, showing Undrawn Availability, after giving effect to the Loans and Letters of Credit made and outstanding on the Closing Date (excluding any Letters of Credit issued to Mellon Bank, N.A. as beneficiary, to support letters of credit issued by Mellon Bank, N.A. under the Existing Credit Agreement which have not yet been surrendered by the applicable beneficiaries to be made on the Closing Date) and consummation of the transactions contemplated hereby, of at least $40,000,000.

           7.1.18.  Financial Statements, Contingent Liabilities, ERISA, Other
                    ----------------------------------------------------------
Due Diligence.
--------------

                    The Administrative Agent shall have completed its due diligence with all aspects of the Loan Parties and their Subsidiaries including a review of the books and records, accounting policies, and historical financial statements, asset valuation, tax exposure due diligence and site visits. The Administrative Agent shall be reasonably satisfied as to the amount and nature of all tax, ERISA, labor, employee retirement benefit, litigation, and other contingent liabilities to which the Loan Parties and their Subsidiaries may be subject.

           7.1.19.  Capital Structure of Loan Parties.
                    ----------------------------------

                    With respect to each Loan Party and each Subsidiary of each Loan Party, the capital structure, ownership, organization documents (including, without limitation, articles or certificate of incorporation, certificate of limited partnership, certificate of limited liability company, bylaws, partnership agreements, and limited liability company agreements), shareholder agreements or similar agreements among equity owners shall be reasonably satisfactory, in form and substance, to the Administrative Agent.

           7.1.20.  Projected Financial Statements.
                    -------------------------------

                    The Borrower shall have delivered to the Administrative Agent copies of its projected financial statements for a period of five years following the Closing Date (and including a pro forma balance sheet as of the Closing Date), which shall be in form and substance satisfactory to the Administrative Agent.

           7.1.21.  Field Examination.
                    ------------------

                    The Administrative Agent shall have completed a field examination of the Borrower and its Subsidiaries, the results of which shall be satisfactory to the Administrative Agent.

           7.1.22.  Loans to be Made on the Closing Date.
                    -------------------------------------

                    After repaying in full the obligations under the Existing Credit Agreement and the closing fees and expenses associated with consummating the transactions contemplated by this Agreement, the Loan Parties shall not have requested Loans and Letters of Credit (excluding any Letters of Credit issued to Mellon Bank, N.A. as beneficiary, to support letters of credit issued by Mellon Bank, N.A. under the Existing Credit Agreement which have not yet been surrendered by the applicable beneficiaries to be made on the Closing Date) in excess of $120,000,000 in the aggregate.

           7.1.23.  Closing Date Compliance Certificate.
                    ------------------------------------

                    The Borrower shall have delivered to the Administrative Agent for the benefit of the Banks a Compliance Certificate prepared as of the Closing Date in substantially the form of Exhibit 8.3.3 duly completed and certified by the Chief Executive Officer, President, Chief Financial Officer, or Treasurer of the Borrower. Such Compliance Certificate shall demonstrate compliance as of the Closing Date with all financial covenants contained in Section 8.2 hereof and shall also show (i) the Total Leverage Ratio does not exceed 3.90 to 1.0 (excluding any Letters of Credit issued to Mellon Bank, N.A. as beneficiary, to support letters of credit issued by Mellon Bank, N.A. under the Existing Credit Agreement which have not yet been surrendered by the applicable beneficiaries, and any Letters of Credit issued by Mellon Bank, N.A. under the Existing Credit Agreement); (ii) the Senior Leverage Ratio does not exceed 1.50 to 1.0 (excluding any Letters of Credit issued to Mellon Bank, N.A. as beneficiary, to support letters of credit issued by Mellon Bank, N.A. under the Existing Credit Agreement which have not yet been surrendered by the applicable beneficiaries, and any letters of credit issued by Mellon Bank, N.A. under the Existing Credit Agreement); and (iii) the Consolidated EBITDA for the most recent twelve month period, after giving effect to the transactions contemplated by this Agreement, is at least $78,000,000.

           7.1.24.  Senior Subordinated Debt.
                    -------------------------

                    The Borrower shall have delivered to the Administrative Agent true, correct and complete copies of the Senior Subordinated Debt Documents.

           7.1.25.  Termination of Existing Credit Agreement.
                    -----------------------------------------

                    The loans and obligations of the Loan Parties under the Existing Credit Agreement shall have been repaid and satisfied in full, the commitments thereunder shall have been terminated, and all Liens securing such obligations thereunder shall have been terminated, discharged, or assigned to the Administrative Agent, and the Administrative Agent shall have received satisfactory evidence of such termination, discharge, or assignment.

     7.2   Each Additional Loan or Letter of Credit.
           -----------------------------------------

           At the time of making any Loans or issuing any Letters of Credit other than Loans made or Letters of Credit issued on the Closing Date and after giving effect to the proposed extensions of credit: the representations and warranties of the Loan Parties contained in Section 6.1 and in the other Loan Documents shall be true on and as of the date of such additional Loan or Letter of Credit with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein) and the Loan Parties shall have performed and complied with all covenants and conditions hereof; no Event of Default or Potential Default shall have occurred and be continuing or shall exist; the making of the Loans or issuance of such Letter of Credit shall not contravene any Law applicable to any Loan Party or Subsidiary of any Loan Party or any of the Banks or the terms of the Senior Subordinated Note Indenture, including without limitation, Section
4.12 thereof; and the Borrower shall have delivered to the Administrative Agent a duly executed and completed Loan Request or application for a Letter of Credit as the case may be.

                                  8. COVENANTS
                                     ---------

     8.1   Affirmative Covenants.
           ----------------------

           The Loan Parties, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings, and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties' other Obligations under the Loan Documents and termination of the Commitments, the Loan Parties shall comply at all times with the following affirmative covenants:

          8.1.1.    Preservation of Existence, Etc.
                    -------------------------------

                    Each Loan Party shall, and shall cause each of its Subsidiaries to, maintain its legal existence as a corporation, limited partnership or limited liability company and its license or qualification and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary, except as otherwise expressly permitted in Section 8.2.6 [Liquidations, Mergers, Etc.] and except to the extent that any failure to be so licensed or qualified and in good standing would not constitute a Material Adverse Change. The Borrower shall cause Koppers Investments (Aust) and Koppers Power Poles to be liquidated in accordance with the Corporations Act prior to December 31, 2003.

           8.1.2.   Payment of Liabilities, Including Taxes, Etc.
                    ---------------------------------------------

                    Each Loan Party shall, and shall cause each of its Subsidiaries to, duly pay and discharge all liabilities to which it is subject or which are asserted against it, promptly as and when the same shall become due and payable, including all taxes, assessments and governmental charges upon it or any of its properties, assets, income or profits, prior to the date on which penalties attach thereto, except to the extent that such liabilities, including taxes, assessments or charges, are being contested in good faith and by appropriate and lawful proceedings diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made, but only to the extent that failure to discharge any such liabilities would not result in any additional liability which would adversely affect to a material extent the financial condition of any Loan Party or Subsidiary of any Loan Party or which would materially adversely affect the Collateral, provided that the Loan Parties and their Subsidiaries will pay all such liabilities forthwith upon the commencement of proceedings to foreclose or enforce any Lien which may have attached as security therefor.

           8.1.3.   Maintenance of Insurance.
                    -------------------------

                    Each Loan Party shall, and shall cause each of its Subsidiaries to, insure its properties and assets against loss or damage by fire and such other insurable hazards as such assets are commonly insured (including fire, extended coverage, property damage, workers' compensation, public liability and business interruption insurance) and against other risks (including errors and omissions) in such amounts as similar properties and assets are insured by prudent companies in similar circumstances carrying on similar businesses, and with reputable and financially sound insurers, including self-insurance to the extent customary, all as reasonably satisfactory to the Administrative Agent. At the request of the Administrative Agent, the Loan Parties shall deliver to the Administrative Agent and each of the Banks (x) on the Closing Date and annually thereafter an original certificate of insurance signed by the Loan Parties' independent insurance broker describing and certifying as to the existence of the insurance on the Collateral required to be maintained by this Agreement and the other Loan Documents, together with a copy of the endorsement described in the next sentence attached to such certificate and (y) from time to time a summary schedule indicating all insurance then in force with respect to each of the Loan Parties. Such policies of insurance shall contain special endorsements, in form and substance reasonably acceptable to the Administrative Agent, which shall (i) specify the Administrative Agent as an additional insured and lender loss payee as its interests may appear, with the understanding that any obligation imposed upon the insured (including the liability to pay premiums) shall be the sole obligation of the applicable Loan Parties and not that of the insured, (ii) provide that the interest of the Banks shall be insured regardless of any breach or violation by the applicable Loan Parties of any warranties, declarations or conditions contained in such policies or any action or inaction of the applicable Loan Parties or others insured under such policies, (iii) provide a waiver of any right of the insurers to set off or counterclaim or any other deduction, whether by attachment or otherwise, (iv) provide that any and all rights of subrogation which the insurers may have or acquire shall be, at all times and in all respects, junior and subordinate to the prior payment in full of the Indebtedness hereunder and that no insurer shall exercise or assert any right of subrogation until such time as the Indebtedness hereunder has been paid in full and the Commitments have terminated, (v) provide, except in the case of liability insurance and workmen's compensation insurance, that (a) provided no Event of Default or Potential Default exists, all insurance proceeds for losses of $5,000,000 or less shall be adjusted with and payable to the applicable Loan Parties, (b) provided no Event of Default or Potential Default exists, all insurance proceeds for losses greater than $5,000,000 but less than $25,000,000 shall be either used by the Loan Parties within 180 days of the receipt of such proceeds to rebuild or replace the property subject to such loss (provided that the Loan Parties shall have provided to the Administrative Agent within 60 days of the receipt of such proceeds satisfactory evidence of such Loan Parties' commitment to rebuild or replace such property in the form of executed purchase orders, construction contracts and the like) or applied as a mandatory prepayment of the Loans in accordance with the provisions of Section 5.5.3, and
(c) all insurance proceeds for losses of $25,000,000 or more shall be adjusted with and payable to the Administrative Agent; provided that in the event of such a loss under this clause (c), the Loan Parties may provide the Administrative Agent with a written request within 10 days of such loss that the Loan Parties be permitted to use the insurance proceeds associated with such loss for rebuilding or replacing the property subject to such loss, and upon receipt of such request, the Administrative Agent shall distribute such request to the Banks, which shall have 15 days to decide whether to approve or deny such request, and, (i) in the event that the Required Banks approve such request, the Administrative Agent shall provide notice of such approval to the Borrower, and the Borrower shall have 180 days from the receipt of such proceeds to rebuild or replace the property subject to such loss (provided that the Loan Parties shall have provided to the Administrative Agent within 60 days of the receipt of such proceeds satisfactory evidence of such Loan Parties' commitment to rebuild or replace such property in the form of executed purchase orders, construction contracts and the like), and (ii) in the event that the Required Banks fail to approve such request or the Loan Parties fail to reinvest such funds within 180 days from the date of receipt of such proceeds (or fail to provide the Administrative Agent with satisfactory evidence of such parties' commitment to rebuild or replace such property within 60 days of the receipt of such proceeds), such proceeds shall be applied as a mandatory prepayment of the Loans in accordance with the provisions of Section 5.5.3, (vi) include effective waivers by the insurer of all claims for insurance premiums against the Administrative Agent, (vii) provide that no cancellation of such policies for any reason (including non-payment of premium) nor any change therein shall be effective until at least thirty (30) days after receipt by the Administrative Agent of written notice of such cancellation or change, (viii) be primary without right of contribution of any other insurance carried by or on behalf of any additional insureds with respect to their respective interests in the Collateral, and (ix) provide that inasmuch as the policy covers more than one insured, all terms, conditions, insuring agreements and endorsements (except limits of liability) shall operate as if there were a separate policy covering each insured. The applicable Loan Parties shall notify the Administrative Agent promptly of any occurrence causing a material casualty loss and associated decline in value of the Collateral and the estimated (or actual, if available) amount of such loss and decline in value. Except for monies which the applicable Loan Party or Subsidiary is entitled to use for replacement or rebuilding as permitted herein, any monies received by the Administrative Agent constituting insurance proceeds or condemnation proceeds may, at the option of the Administrative Agent, (i) be applied by the Administrative Agent to the payment of the Loans in such manner as the Administrative Agent may reasonably determine, or (ii) be disbursed to the applicable Loan Parties on such terms as are deemed appropriate by the Administrative Agent for the repair, restoration and/or replacement of property in respect of which such proceeds were received.

           8.1.4.   Maintenance of Properties and Leases.
                    -------------------------------------

                    Each Loan Party shall, and shall cause each of its Subsidiaries to, maintain in good repair, working order and condition (ordinary wear and tear excepted) in accordance with the general practice of other businesses of similar character and size, all of those properties useful or necessary to its business, and from time to time, such Loan Party will make or cause to be made all appropriate repairs, renewals or replacements thereof, except to the extent that the failure to so maintain, repair, renew or replace such properties would not constitute a Material Adverse Change.

          8.1.5.    Maintenance of Patents, Trademarks, Etc.
                    ----------------------------------------

                    Each Loan Party shall, and shall cause each of its Subsidiaries to, maintain in full force and effect all patents, trademarks, service marks, trade names, copyrights, licenses, franchises, permits and other authorizations necessary for the ownership and operation of its properties and business if the failure so to maintain the same would constitute a Material Adverse Change.

           8.1.6.   Visitation Rights; Collateral Examinations.
                    -------------------------------------------

                    Each Loan Party shall, and shall cause each of its Subsidiaries to, permit any of the officers or authorized employees or representatives of the Administrative Agent or any of the Banks to visit and inspect any of its properties and to examine and make excerpts from its books and records and discuss its business affairs, finances and accounts with its officers, all in such detail and at such times and as often as any of the Banks may reasonably request, provided that so long as an Event of Default has not occurred, each Bank shall provide the Borrower and the Administrative Agent with reasonable notice prior to any visit or inspection. The foregoing obligations of the Loan Parties shall include collateral audits and field examinations to audit the Collateral and the Borrowing Base, which collateral audits and field examinations shall be required to occur once annually at the Loan Parties' expense; provided, however that so long as an Event of Default has not occurred there shall be no more than one field examination of the Borrower in any year, which annual examinations shall be conducted by an independent examiner selected by the Administrative Agent, with such examinations at the sole cost and expense of the Loan Parties.

           8.1.7.   Keeping of Records and Books of Account.
                    ----------------------------------------

                    The Borrower shall, and shall cause each Subsidiary of the Borrower to, maintain and keep proper books of record and account which enable the Borrower and its Subsidiaries to issue financial statements in accordance with GAAP and as otherwise required by applicable Laws of any Official Body having jurisdiction over the Borrower or any Subsidiary of the Borrower, and in which full, true and correct entries shall be made in all material respects of all its dealings and business and financial affairs.

           8.1.8.   Plans and Benefit Arrangements.
                    -------------------------------

                    The Borrower shall, and shall cause each other member of the ERISA Group to, comply with ERISA, the Internal Revenue Code and other applicable Laws applicable to Plans and Benefit Arrangements except where such failure, alone or in conjunction with any other failure, would not result in a Material Adverse Change. Without limiting the generality of the foregoing, the Borrower shall cause all of its Plans and all Plans maintained by any member of the ERISA Group to be funded in accordance with the minimum funding requirements of ERISA and shall make, and cause each member of the ERISA Group to make, in a timely manner, all contributions due to Plans, Benefit Arrangements and Multiemployer Plans.

           8.1.9.   Compliance with Laws.
                    ---------------------

                    Each Loan Party shall, and shall cause each of its Subsidiaries to, comply with all applicable Laws, including all Environmental Laws and Safety Laws, in all respects, provided that it shall not be deemed to be a violation of this Section 8.1.9 if any failure to comply with any Law would not result in fines, penalties, costs associated with the performance of any Remedial Actions, other similar liabilities or injunctive relief which in the aggregate would constitute a Material Adverse Change. Without limiting the generality of the foregoing, each Loan Party shall, and shall cause each of its Subsidiaries to, obtain, maintain, renew and comply with all Environmental Permits applicable to their respective operations and activities, provided that it shall not be deemed to be a violation of this Section 8.1.9 if any failure to do so would not result in cease and desist orders or fines, penalties or other similar liabilities or injunctive relief which in the aggregate would constitute a Material Adverse Change.

           8.1.10.  Use of Proceeds.
                    ----------------

                    The Loan Parties will use the Letters of Credit and the proceeds of the Loans only (i) to repay certain existing senior secured Indebtedness of the Borrower, (ii) to provide working capital to the Borrower, and (iii) for general corporate purposes of the Borrower and its Subsidiaries as permitted by the terms of this Agreement, including transaction costs and expenses. The Loan Parties shall not use the Letters of Credit or the proceeds of the Loans for any purposes which contravenes any applicable Law or any provision hereof.

           8.1.11.  Further Assurances.
                    -------------------

                    Each Loan Party shall, from time to time, at its expense, faithfully preserve and protect the Administrative Agent's Lien on and Prior Security Interest in the Collateral as a continuing first priority perfected Lien, subject only to Permitted Liens, and shall do such other acts and things as the Administrative Agent in its reasonable discretion may deem necessary or advisable from time to time in order to preserve, perfect and protect the Liens granted under the Loan Documents and to exercise and enforce its rights and remedies thereunder with respect to the Collateral.

           8.1.12.  Subordination of Intercompany Loans.
                    ------------------------------------

                    Each Loan Party shall cause any intercompany Indebtedness, loans or advances owed by any Loan Party to any other Loan Party to be subordinated pursuant to the terms of the Intercompany Subordination Agreement.

           8.1.13.  Tax Shelter Regulations.
                    ------------------------

                    The Borrower does not intend to treat the Loans and/or Letters of Credit as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4). In the event the Borrower determines to take any action inconsistent with such intention, it will promptly notify the Administrative Agent thereof. If the Borrower so notifies the Administrative

Agent, the Borrower acknowledges that one or more of the Banks may treat its Loans and/or Letters of Credit as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and such Bank or Banks, as applicable, will maintain the lists and other records required by such Treasury Regulation.

     8.2   Negative Covenants.
           -------------------

           The Loan Parties, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties' other Obligations hereunder and termination of the Commitments, the Loan Parties shall comply with the following negative covenants:

           8.2.1.   Indebtedness.
                    -------------

                    Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Indebtedness, except:

                         (i)    Indebtedness under the Loan Documents;

                         (ii)   Existing Indebtedness as set forth on Schedule
                         8.2.1 (including any extensions, renewals or replacements thereof, provided (i) there is no increase in the amount thereof or other significant change in the terms thereof unless otherwise specified on
                         Schedule 8.2.1, and (ii) the terms of such Indebtedness do not restrict the ability of the Subsidiaries of the Borrower to pay dividends or make other distributions on account of the ownership interests of the Borrower's Subsidiaries;

                         (iii) Indebtedness of a Loan Party to another Loan Party which is subordinated in accordance with the provisions of Section 8.1.12 [Subordination of Intercompany Loans];

                         (iv) Senior Subordinated Debt of the Loan Parties in an aggregate principal amount not to exceed $175,000,000;

                         (v) Any Bank-Provided Interest Rate Hedge or other Interest Rate Hedge approved by the Administrative Agent;

                         (vi) Indebtedness secured by Purchase Money Security Interests, Indebtedness evidenced by capitalized leases and other Indebtedness for Borrowed Money, including without limitation, Indebtedness assumed in connection with Permitted Acquisitions;

                         provided however, (i) the aggregate amount of all such Indebtedness under this Subsection 8.2.1(vi)(excluding for the purpose of this computation any Indebtedness described in Schedule 8.2.1) shall not exceed $15,000,000, and (ii) the terms of such Indebtedness shall not restrict the ability of the Subsidiaries of the Borrower to pay dividends or make other distributions on account of the ownership interests of the Borrower's Subsidiaries;

                         (vii) Non-speculative Currency Agreements in the ordinary course of business; and

                         (viii) Indebtedness of Koppers-Arch Parent and its Subsidiaries, which, together with the Indebtedness of Koppers-Arch Parent and its Subsidiaries set forth on
                         Schedule 8.2.1, does not exceed $10,000,000 at any time outstanding.

           8.2.2.   Liens.
                    ------

                    Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Lien on any of its property or assets, tangible or intangible, now owned or hereafter acquired, or agree or become liable to do so, except Permitted Liens. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time directly or indirectly enter into or assume any agreement (other than this Agreement, the other Loan Documents and the Senior Subordinated Note Indenture), or adopt any charter or other governing document provision, prohibiting the creation or assumption of any Lien upon any of the property or assets of the Loan Parties and their Subsidiaries.

           8.2.3.   Guaranties.
                    -----------

                    Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time, directly or indirectly, become or be liable in respect of any Guaranty, or assume, guarantee, become surety for, endorse or otherwise agree, become or remain directly or contingently liable upon or with respect to any obligation or liability of any other Person, except for (i) Guaranties of Indebtedness of the Loan Parties permitted hereunder, (ii) Guaranties listed on Schedule 8.2.3 hereto, (iii) Guaranties by Koppers-Arch Parent of the Indebtedness permitted under clause (viii) of Section 8.2.1 hereof, (iv) Guaranties of other obligations, provided that the aggregate principal or stated amount of all such Guaranties under this clause (iv) shall not exceed $10,000,000 at any one time, and (v) indemnifications by the Borrower or any of its Subsidiaries of the liabilities of its directors or officers pursuant to the provisions contained in such party's respective organizational documents or bylaws.

           8.2.4.   Loans and Investments.
                    ----------------------

                    Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time make or suffer to remain outstanding any loan or advance to, or purchase, acquire or own any stock, bonds, notes or securities of, or any partnership interest (whether general or limited) or limited liability company interest in, or any other investment or interest in, or make any capital contribution to, any other Person, or agree, become or remain liable to do any of the foregoing, except:

                         (i) trade credit extended on usual and customary terms, including extended repayment terms to the extent consistent with the current practices of the Loan Parties, in the ordinary course of business;

                         (ii) advances to employees to meet expenses incurred by such employees in the ordinary course of business;

                         (iii)  Permitted Investments;

                         (iv) loans, advances and investments in other Loan Parties organized under the laws of the United States, Australia or a state thereof, or, upon the Borrower's request and the prior written consent of the Administrative Agent, any other country, or Bermuda; provided however, the aggregate investment made by the Borrower and Subsidiaries of the Borrower organized in the United States in any Subsidiary of the Borrower organized under Bermuda law as permitted under Section
                         8.2.9 shall not exceed $60,000,000, which investment shall be loaned by such Bermuda Subsidiary to WWV or another Loan Party organized in the United States, and the promissory note of WWV or such other Loan Party shall be pledged by such Bermuda Subsidiary to the Administrative Agent for the benefit of the Banks;

                         (v)    loans and investments set forth on Schedule
                         8.2.4;

                         (vi) loans, advances and investments not existing as of the Closing Date in (1) wholly-owned Subsidiaries of the Borrower that are not Loan Parties, and (2) Loan Parties organized under the laws of jurisdictions other than the United States, Australia or a state thereof, Bermuda or, to the extent that the Administrative Agent has consented thereto, any other country, provided that the aggregate amount of such loans, advances and investments at any one time outstanding shall not exceed $20,000,000, of which not more than $10,000,000 at any one time outstanding may be loans or advances to such Subsidiaries and Loan Parties in existence on the Closing Date;

                         (vii) upon prior written notice to the Administrative Agent, investments in joint ventures not existing as of the Closing Date and additional investments in existing joint ventures above the amount of such investments in existing joint ventures listed on Schedule 8.2.4, which joint ventures (a) limit the liability of the Loan Party or Subsidiary to such party's investment therein, and (b) are in the same or substantially similar lines of business as the Loan Parties' business, provided that the aggregate amount of the sum of (y) such investments in joint ventures from and after the Closing Date pursuant to this clause (vii), and (z) advances under clause (ix) of this Section 8.2.4 shall not exceed $10,000,000 at any one time;

                         (viii) advances to subcontractors and suppliers of the Loan Parties or their Subsidiaries made in the ordinary course of business, provided that the aggregate amount of such advances shall not exceed $10,000,000 at any one time outstanding; and

                         (ix) advances to customers of the Loan Parties or their Subsidiaries to finance the construction of facilities for such customers which will use products supplied by the Loan Parties or their Subsidiaries, provided that the aggregate amount of the sum of (y) all such advances pursuant to this clause (ix), and (z) investments under clause (vii) of this Section 8.2.4 shall not exceed $10,000,000 at any one time.

           8.2.5.   Restricted Payments.
                    --------------------

                    The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, make any Restricted Payment unless (a) at the time of such Restricted Payment or after giving effect thereto, no Event of Default or Potential Default will have occurred and be continuing, (b) after giving effect thereto, the Undrawn Availability is at least $15,000,000, (c) after giving effect thereto, the Borrower could incur at least $1.00 of Indebtedness pursuant to the provisions of the second paragraph of Section 4.12 of the Senior Subordinated Note Indenture, and (d) after giving effect thereto, the aggregate amount of all Restricted Payments made by the Borrower and its Subsidiaries during the period beginning on January 1, 2003, and ending on the date in question, will not exceed $12,100,000 plus the sum (without duplication) of: (i) 50% of Consolidated Net Income of the Borrower accrued for the period (taken as one accounting period) commencing with January 1, 2003, and ending with the first full fiscal quarter ended immediately prior to the date of such calculation; provided that if Consolidated Net Income for such period is less than zero, then minus 100% of the amount of such loss; plus (ii) the aggregate net cash proceeds received by the Borrower from the issuance or sale (other than to a Subsidiary) of its capital stock after January 1, 2003.

           8.2.6.   Liquidations, Mergers, Consolidations, Acquisitions.
                    ----------------------------------------------------

                    Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, dissolve, liquidate or wind-up its affairs, or become a party to any merger or consolidation, or acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock of any other Person, provided that

                    (1) any Loan Party other than the Borrower may consolidate or merge into the Borrower or into another Loan Party which is wholly-owned by one or more of the other Loan Parties,

                    (2) any Subsidiary of a Loan Party may be liquidated or dissolved if it is inactive or if all of the assets of such Subsidiary have been sold or disposed of in compliance with the terms of this Agreement,

                    (3) any Subsidiary of a Loan Party may be merged into any Person or may be liquidated and dissolved, in each case in connection with the sale or disposition of such Subsidiary, if the sale or disposition of all of the assets of such Subsidiary would have been otherwise permitted hereunder,

                    (4) the Borrower may cause the liquidation or dissolution of Koppers Monessen, Koppers Investment Subsidiary, Koppers Investments (Aust) and Koppers Power Poles, and

                    (5) any Loan Party may acquire, whether by purchase or by merger, (A) all of the ownership interests of another Person or (B) substantially all of assets of another Person or of a business or division of another Person (each, a "Permitted Acquisition"), provided that each of the following requirements is met:

                         (i) if the Loan Parties are acquiring the ownership interests in such Person, such Person shall execute a Guarantor Joinder and join this Agreement as a Guarantor pursuant to Section 11.18 [Joinder of Guarantors] on or before the date of such Permitted Acquisition;

                         (ii) the Loan Parties, such Person and its owners, as applicable, if the same are United States or Australian Persons, shall grant Liens in the assets of or acquired from and stock or other ownership interests in such Person and otherwise comply with

                         Section 11.18 [Joinder of Guarantors] on or before the date of such Permitted Acquisition;

                         (iii) the board of directors or other equivalent governing body of such Person shall have approved such Permitted Acquisition and, if the Loan Parties shall use any portion of the Loans to fund such Permitted Acquisition, the Loan Parties also shall have delivered to the Banks written evidence of the approval of the board of directors (or equivalent body) of such Person for such Permitted Acquisition;

                         (iv) the business acquired, or the business conducted by the Person whose ownership interests are being acquired, as applicable, shall be reasonably related to as one or more line or lines of business conducted by the Loan Parties and shall comply with Section 8.2.10 [Continuation of or Change in Business];

                         (v) no Potential Default or Event of Default shall exist immediately prior to and after giving effect to such Permitted Acquisition;

                         (vi) the Borrower shall demonstrate (1) that it shall be in compliance with the covenants contained in Sections 8.2 (other than Sections 8.2.17 and 8.2.18) hereof after giving effect to such Permitted Acquisition (including in such computation Indebtedness or other liabilities assumed or incurred in connection with such Permitted Acquisition and income earned or expenses incurred by the Person, business or assets to be acquired prior to the date of such Permitted Acquisition), (2) with respect to the covenants set forth in Sections 8.2.17 and 8.2.18 hereof, that after giving effect to such Permitted Acquisition, on a pro forma basis the Borrower would have been in compliance with the required ratios which would otherwise be in effect as of the date of such Permitted Acquisition minus 0.25, in each case, and (3) that after giving effect to such Permitted Acquisition, the Undrawn Availability is at least $15,000,000, in each case by delivering at least five (5) Business Days prior to such Permitted Acquisition (a) a certificate in the form of Exhibit 8.2.6 (each, an "Acquisition Compliance Certificate") evidencing such covenant compliance on a pro forma basis, and (b) a Borrowing Base Certificate in the form of Exhibit 8.3.5 evidencing that such Undrawn Availability on a pro forma basis is at least $15,000,000;

                         (vii) and the aggregate of the Consideration paid by the Loan Parties for such Permitted Acquisition and all other Permitted Acquisitions made between the Closing Date and the date of such Permitted Acquisition shall not exceed $25,000,000; and

                         (viii) the Loan Parties shall deliver to the Administrative Agent (a) at least five (5) Business Days before such Permitted Acquisition drafts of any agreements proposed to be entered into by such Loan Parties in connection with such Permitted Acquisition, and (b) prior to the date of such Permitted Acquisition, execution copies of such agreements entered into by such Loan Parties in connection with such Permitted Acquisition, and shall deliver to the Administrative Agent such other information about such Person or its assets as any Loan Party may reasonably require.

           8.2.7.   Dispositions of Assets or Subsidiaries.
                    ---------------------------------------

                    Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, sell, convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily, any of its properties or assets, tangible or intangible (including sale, assignment, discount or other disposition of accounts, contract rights, chattel paper, equipment or general intangibles with or without recourse or of capital stock, shares of beneficial interest, partnership interests or limited liability company interests of a Subsidiary of such Loan Party), except:

                         (i) transactions involving the sale of inventory in the ordinary course of business and casualty losses to inventory to the extent that the insurance proceeds therefrom are used (a) to repair or replace such inventory, which inventory shall be subject to the Banks' Prior Security Interest, or (b) to prepay the Loans in accordance with this Agreement;

                         (ii) any sale, transfer or lease of assets in the ordinary course of business which are no longer necessary or required in the conduct of such Loan Party's or such Subsidiary's business;

                         (iii) any sale, transfer or lease of assets by any wholly owned Subsidiary of such Loan Party to another Loan Party;

                         (iv) any sale, transfer or lease of assets in the ordinary course of business which are replaced by substitute assets acquired or leased (it being understood that such replacement or substitution shall not, except to the extent of any cost in excess of the proceeds of such sale, transfer or lease, be required to be within the parameters of Section 8.2.15 [Capital Expenditures and Leases]), provided such substitute assets are subject to the Banks' Prior Security Interest if the assets so sold, transferred or leased were so subject;

                         (v) provided no Event of Default or Potential Default exists, any sale, transfer or lease of assets, other than those specifically excepted pursuant to clauses (i) through (iv) above or (vi) below, for fair market value and not less than 80% cash consideration and for which (a) the net after-tax proceeds of such sale, transfer or lease, individually or in the aggregate, do not exceed $5,000,000, (b) the net after-tax proceeds of such sale, transfer or lease, individually or in the aggregate, exceeds $5,000,000 but does not exceed $25,000,000, so long as the net after-tax proceeds thereof are either (i) reinvested by the Loan Parties within 180 days after the receipt thereof and provided further, such reinvestment assets are subject to the Banks' Prior Security Interest if the assets so sold, transferred or leased were so subject, or (ii) applied as a mandatory prepayment of the Loans in accordance with the provisions of Section
                         5.5.1 hereof, or (c) the net after-tax proceeds of such sale, transfer or lease, individually or in the aggregate, exceeds $25,000,000 and such proceeds are applied as a mandatory prepayment of the Loans in accordance with the provisions of Section 5.5.1 hereof; or

                         (vi) the sale or other disposition of the Monessen Facility.

           8.2.8.   Affiliate Transactions.
                    -----------------------

                    Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, enter into or carry out any transaction with an Affiliate (other than a Loan Party or a wholly-owned Subsidiary of a Loan Party to the extent not otherwise prohibited by this Agreement) (including purchasing property or services from or selling property or services to any Affiliate of any Loan Party or other Person) unless such transaction is not otherwise prohibited by this Agreement, is entered into in the ordinary course of business upon fair and reasonable arm's-length terms and conditions which are of a type which are or have previously been fully disclosed to the Administrative Agent and is in accordance with all applicable Law; it being agreed that the performance of the Advisory Services Agreement, dated as of December 1, 1997 (the "Advisory Services Agreement"), between the Borrower and Saratoga is permitted hereunder, and the payment by the Borrower of the fees in the amounts set forth in Sections 3(b) and (c), 4 and 5 of the Advisory Services Agreement is permitted hereunder.

           8.2.9.   Subsidiaries, Partnerships and Joint Ventures.
                    ----------------------------------------------

                    Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, own or create directly or indirectly any Subsidiaries other than (i) any Subsidiary which has joined this Agreement as a Guarantor on the Closing Date or which is listed on Schedule 6.1.3 hereto (excluding Koppers Investments (Aust), Koppers Power Poles and KHC Assurance); (ii) any Subsidiary formed under the laws of Australia or the United States or a state thereof after the Closing Date which joins this Agreement as a Guarantor pursuant to Section
11.18 [Joinder of Guarantors], provided that such Subsidiary and the Loan Parties, as applicable, shall grant and cause to be perfected first priority Liens to the Administrative Agent for the benefit of the Banks (in form and substance satisfactory to the Administrative Agent) in the assets held by, and stock of or other ownership interests in, such Subsidiary; (iii) upon prior written notice to the Administrative Agent, any Subsidiary which is (a) not formed under the laws of Australia or the United States or a state thereof, (b) not a Guarantor hereunder, and (c) as to which the investment in such Subsidiary (together with all other loans, advances and investments to and in other such Subsidiaries) by the Loan Parties does not exceed the amount permitted under
Section 8.2.4(vi); and (iv) upon prior written consent of the Administrative Agent, any Subsidiary formed after the Closing Date which is not formed under the laws of Australia or the United States or a state thereof, or, to the extent that the Administrative Agent has consented thereto, another country, which joins this Agreement as a Guarantor pursuant to Section 11.18, provided that such Subsidiary and the Loan Parties, as applicable, shall grant and cause to be perfected first priority Liens to the Administrative Agent for the benefit of the Banks (in form and substance satisfactory to the Administrative Agent) in the assets held by, and stock of or other ownership interests in, such Subsidiary, and as to which the investment in such Subsidiary (together with all other loans, advances and investments to and in other such Subsidiaries) by the Loan Parties does not exceed the amount permitted under Section 8.2.4(vi) . The Banks hereby consent to the incorporation of a new Bermuda corporation which will be a wholly owned Subsidiary of the Borrower, and the Banks hereby consent to the incorporation of a new Australian corporation which will be a wholly owned Subsidiary of WWV, provided that at the time of the incorporation of each such Subsidiary, such Subsidiary shall join this Agreement as a Guarantor and shall grant and cause to be perfected first priority Liens to the Administrative Agent for the benefit of the Banks in the assets held by, and stock and other ownership interests in, such Subsidiary, and the new Bermuda corporation shall pledge to the Administrative Agent for the benefit of the Banks the promissory note of WWV or such other Loan Party receiving a loan from the new Bermuda corporation. Except as set forth on Schedule 8.2.9 and to the extent permitted by Section 8.2.4(vii), each of the Loan Parties shall not become or agree to (1) become a general or limited partner in any general or limited partnership, except that the Loan Parties may be general or limited partners in other Loan Parties, (2) become a member or manager of, or hold a limited liability company interest in, a limited liability company, except that the Loan Parties may be members or managers of, or hold limited liability company interests in, other Loan Parties, or (3) become a joint venturer or hold a joint venture interest in any joint venture.

           8.2.10.  Continuation of or Change in Business.
                    --------------------------------------

                    Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, engage in any business other than as set forth on
Schedule 8.2.10, substantially as conducted and operated by such Loan Party or Subsidiary during the present fiscal year and businesses reasonably related thereto, and such Loan Party or Subsidiary shall not permit any material change in the nature of such business. For avoidance of doubt, the parties recognize that sale or dispositions of assets or Subsidiaries otherwise permitted under this Agreement shall not violate this Section 8.2.10.

           8.2.11.  Plans and Benefit Arrangements.
                    -------------------------------

                    Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to:

                         (i) fail to satisfy the minimum funding requirements of ERISA and the Internal Revenue Code with respect to any Plan;

                         (ii) request a minimum funding waiver from the Internal Revenue Service with respect to any Plan;

                         (iii) engage in a Prohibited Transaction with any Plan, Benefit Arrangement or Multiemployer Plan which, alone or in conjunction with any other circumstances or set of circumstances resulting in liability under ERISA, would constitute a Material Adverse Change;

                         (iv) fail to make when due any contribution to any Multiemployer Plan that the Borrower or any member of the ERISA Group may be required to make under any agreement relating to such Multiemployer Plan, or any Law pertaining thereto;

                         (v) withdraw (completely or partially) from any Multiemployer Plan or withdraw (or be deemed under Section 4062(e) of ERISA to withdraw) from any Multiple Employer Plan, where any such withdrawal is likely to result in a material liability of the Borrower or any member of the ERISA Group;

                         (vi) terminate, or institute proceedings to terminate, any Plan under Section 4041 of ERISA, where such termination is likely to result in a material liability to the Borrower or any member of the ERISA Group;

                         (vii) make any amendment to any Plan with respect to which security is required under Section 307 of ERISA; or

                         (viii) fail to give any and all notices and make all disclosures and governmental filings required under ERISA or the Internal Revenue Code, where such failure is likely to result in a Material Adverse Change.

           8.2.12.  Fiscal Year.
                    ------------

                    The Borrower shall not, and shall not permit any Subsidiary of the Borrower to, change its fiscal year from the twelve-month period beginning January 1 and ending December 31.

           8.2.13.  Issuance of Stock.
                    ------------------

                    The Borrower shall not issue any capital stock, options or warrants, the effect of which would result in a Change of Control. Other than as permitted under Sections 8.2.5 and 8.2.9, each of the Loan Parties other than the Borrower shall not, and shall not permit any of its Subsidiaries to, issue any additional shares of its capital stock or any options, warrants or other rights in respect thereof.

           8.2.14.  Changes in Organizational Documents; Changes in Senior
                    ------------------------------------------------------
Subordinated Debt Documents.
----------------------------

                    8.2.14.1. Changes in Organizational Documents. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, amend in any respect its certificate of incorporation (including any provisions or resolutions relating to capital stock), by-laws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents without providing at least ten (10) calendar days' prior written notice to the Administrative Agent and the Banks and, in the event such change would be adverse to the Banks as determined by the Administrative Agent in its sole discretion, obtaining the prior written consent of the Required Banks.

                    8.2.14.2. Changes in Senior Subordinated Debt Documents; Prohibition on Repurchase or Prepayment. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, amend, modify, supplement or restate any of the Senior Subordinated Debt Documents or waive compliance by any Person party thereto with any provision thereof without providing at least thirty (30) calendar days' prior written notice to the Administrative Agent and, in the event such change could be adverse to the Banks as reasonably determined by the Administrative Agent, obtaining the prior written consent of the Required Banks. Except as expressly permitted by and in accordance with the provisions of
Section 8.2.5 [Restricted Payments], each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, prepay the Senior Subordinated Debt or purchase, repurchase, refinance, redeem, retire or defease any of the Senior Subordinated Debt without the prior written consent of the Required Banks.

           8.2.15.  Capital Expenditures and Leases.
                    --------------------------------

                    Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, make any payments exceeding $30,000,000 in the aggregate in any fiscal year on account of the purchase or lease of any assets which if purchased would constitute fixed assets or which if leased would constitute a capitalized lease, provided that (1) to the extent that in any fiscal year, the payments made by the Loan Parties on account of capital expenditures and leases ("Actual Payments") are less than $30,000,000, then, during the immediately following fiscal year, the Loan Parties may make payments on account of capital expenditures and leases in an amount not to exceed $30,000,000 plus (0.5 times ($30,000,000 minus Actual Payments)), (2) all such capital expenditures and leases shall be made under usual and customary terms and in the ordinary course of business, and (3) the use of proceeds of insurance and asset sales by the Loan Parties in accordance with this Agreement to make payments on account of the purchase of fixed assets or capitalized leases shall not be subject to the limitations otherwise applicable under this Section 8.2.15 (except to the extent that the costs of any such replacement assets exceeds such proceeds).

           8.2.16.  Minimum Fixed Charge Coverage Ratio.
                    ------------------------------------

                    The Loan Parties shall not permit the Fixed Charge Coverage Ratio, calculated as of the end of each fiscal quarter for the four fiscal quarters then ended, to be less than 1.05 to 1.0.

           8.2.17.  Maximum Total Leverage Ratio.
                    -----------------------------

                    The Loan Parties shall not at any time permit the Total Leverage Ratio, calculated as of the end of each fiscal quarter for the four fiscal quarters then ended, to exceed the ratio set forth below for the periods specified below:

                         Fiscal Quarters Ended         Ratio
                         -----------------------    ------------

                         3/31/03 through 3/31/04    4.25 to 1.00

                         6/30/04 and thereafter     4.00 to 1.00

           8.2.18.  Maximum Senior Leverage Ratio.
                    ------------------------------

                    The Loan Parties shall not at any time permit the Senior Leverage Ratio, calculated as of the end of each fiscal quarter for the four fiscal quarters then ended, to exceed the ratio set forth below for the periods specified below:

                         Fiscal Quarters Ended         Ratio
                         -----------------------    ------------

                         3/31/03 through 3/31/04    2.25 to 1.00

                   6/30/04 and thereafter        2.00 to 1.00

           8.2.19.  Senior Subordinated Debt Payments.
                    ----------------------------------

                    The Loan Parties shall not make, nor permit to be made, any payments of principal (whether scheduled or otherwise) in respect or on account of the Senior Subordinated Debt, provided that the Loan Parties may make payments of principal in respect of the Senior Subordinated Debt if, after giving effect to any such payment, (i) no Event of Default or Potential Default has occurred or exists, (ii) the Undrawn Availability is at least $15,000,000, as evidenced by a certificate in the form of Exhibit 8.3.4 delivered to the Administrative Agent not later than 11 a.m. (Pittsburgh time) on the date proposed for such payment and (iii) the Loan Parties are in pro forma covenant compliance with the covenants set forth in Section 8.2 hereof, as evidenced by a certificate in the form of Exhibit 8.3.3 delivered to the Administrative Agent not later than 11 a.m. (Pittsburgh time) on the date proposed for such payment.

     8.3   Reporting Requirements.
           -----------------------

           The Loan Parties, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties' other Obligations hereunder and under the other Loan Documents and termination of the Commitments, the Loan Parties will furnish or cause to be furnished to the Administrative Agent and each of the Banks:

           8.3.1.   Quarterly Financial Statements.
                    -------------------------------

                    As soon as available and in any event within forty-five (45) calendar days after the end of each of the first three fiscal quarters in each fiscal year, financial statements of the Borrower, consisting of a consolidated and consolidating balance sheet as of the end of such fiscal quarter and related consolidated and consolidating statements of income, stockholders' equity and cash flows for the fiscal quarter then ended and the fiscal year through that date, all in reasonable detail and certified (subject to normal year-end audit adjustments) by the Chief Executive Officer, President, Chief Financial Officer, or Treasurer of the Borrower as having been prepared in accordance with GAAP, consistently applied, and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year. Simultaneously with the delivery of the financial statements referred to above, the Borrower shall also furnish to the Administrative Agent and the Banks a report on environmental matters occurring during such fiscal quarter with such information and in form and scope satisfactory to the Administrative Agent.

           8.3.2.   Annual Financial Statements.
                    ----------------------------

                    As soon as available and in any event within ninety (90) calendar days after the end of each fiscal year of the Borrower, financial statements of the Borrower consisting of a consolidated and consolidating balance sheet as of the end of such fiscal year, and related consolidated and consolidating statements of income, stockholders' equity and cash flows for the fiscal year then ended, all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year, and certified by independent certified public accountants of nationally recognized standing satisfactory to the Administrative Agent. The certificate or report of accountants shall be free of qualifications (other than any consistency qualification that may result from a change in the method used to prepare the financial statements as to which such accountants concur) and shall not indicate the occurrence or existence of any event, condition or contingency which would materially impair the prospect of payment or performance of any covenant, agreement or duty of any Loan Party under any of the Loan Documents. The Loan Parties shall deliver with such financial statements and certification by their accountants a letter of such accountants to the Administrative Agent and the Banks substantially (i) to the effect that, based upon their ordinary and customary examination of the affairs of the Borrower, performed in connection with the preparation of such consolidated financial statements, and in accordance with generally accepted auditing standards, they are not aware of the existence of any condition or event which constitutes an Event of Default or Potential Default or, if they are aware of such condition or event, stating the nature thereof and confirming the Borrower's calculations with respect to the certificate to be delivered pursuant to Section 8.3.3 [Certificate of the Borrower] with respect to such financial statements and (ii) to the effect that the Banks are intended to rely upon such accountant's certification of the annual financial statements and that such accountants authorize the Loan Parties to deliver such reports and certificate to the Banks on such accountants' behalf. Simultaneously with the delivery of the financial statements referred to above, the Borrower shall also furnish to the Administrative Agent and the Banks (i) a report listing the value of the Collateral located in Australia which report describes the value of such Collateral by type and by jurisdiction within Australia, and (ii) a report on environmental matters occurring during the fourth fiscal quarter of such year, each of the reports in items (i) and (ii) to contain such information and in form and scope satisfactory to the Administrative Agent.

           8.3.3.   Certificate of the Borrower.
                    ----------------------------

                    Concurrently with the financial statements of the Borrower furnished to the Administrative Agent and to the Banks pursuant to Sections
8.3.1 [Quarterly Financial Statements] and 8.3.2 [Annual Financial Statements], a certificate (each, a "Compliance Certificate") of the Borrower signed by the Chief Executive Officer, President, Chief Financial Officer, or Treasurer of the Borrower, in the form of Exhibit 8.3.3, to the effect that, except as described pursuant to Section 8.3.5 [Notice of Default], (i) the representations and warranties of the Borrower contained in Section 6 and in the other Loan Documents are true on and as of the date of such certificate with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time) and the Loan Parties have performed and complied with all covenants and conditions hereof, (ii) no Event of Default or Potential Default exists and is continuing on the date of such certificate and
(iii) containing calculations in sufficient detail to demonstrate compliance as of the date of such financial statements with all financial covenants contained in Section 8.2 [Negative Covenants].

           8.3.4.   Monthly Borrowing Base Certificates, Schedules of Accounts,
                    -----------------------------------------------------------
Inventory and Payables.
-----------------------

                    As soon as available and in any event within thirty (30) calendar days after the end of each month: (i) a Borrowing Base Certificate as of the last day of the immediately preceding month in the form of Exhibit 8.3.4 hereto (the "Borrowing Base Certificate"), appropriately completed, executed and delivered by the Chief Executive Officer, President, Vice President of Finance, Chief Financial Officer, or Treasurer of the Borrower (and, if requested by the Administrative Agent, a Schedule of Accounts together with a detailed sales register, a cash receipts report and an accounts payable trial balance showing sales, receipts and purchases for the preceding month), and (ii) an aging of Accounts on a consolidated basis, together with a listing of the 15 largest Account Debtors, outstanding balances and aging related thereto and Schedule of Inventory as of the end of the immediately preceding month.

           8.3.5.   Notice of Default.
                    ------------------

                    Promptly after any officer of any Loan Party has learned of the occurrence of an Event of Default or Potential Default, a certificate signed by the Chief Executive Officer, President, Chief Financial Officer, Treasurer, or Director of such Loan Party setting forth the details of such Event of Default or Potential Default and the action which such Loan Party proposes to take with respect thereto.

           8.3.6.   Notice of Litigation.
                    ---------------------

                    Promptly after the commencement thereof, notice of all (i) actions, suits, proceedings or investigations before or by any Official Body or any other Person against any Loan Party or Subsidiary of any Loan Party which relate to the Collateral, involve a claim or series of claims in excess of $3,000,000 or, (ii) Environmental Complaint, individually or in the aggregate which exceeds $3,000,000 or a Safety Complaint, individually or in the aggregate, which exceeds $3,000,000, which in any such case listed in clause (i) or (ii) would, if adversely determined, constitute a Material Adverse Change.

           8.3.7.   Certain Events.
                    ---------------

                    Written notice to the Administrative Agent:

                         (i) at least ten (10) Business Days prior thereto, with respect to any proposed sale or transfer of assets pursuant to Section 8.2.7(iv) or (v),

                         (ii)   within the time limits set forth in Section
                         8.2.14 [Changes in Organizational Documents], any amendment to the organizational documents of any Loan Party; and

                         (iii) at least ten (10) Business Days prior thereto, with respect to any change in any Loan Party's locations from the locations set forth in Schedule A to the Security Agreement.

           8.3.8.   Budgets, Forecasts, Other Reports and Information.
                    --------------------------------------------------

                    Promptly upon their becoming available to the Borrower:

                         (i) the annual budget, including a balance sheet, income statement and cash flow statement, and any forecasts or projections of the Borrower, to be supplied not later than thirty (30) days after the commencement of the fiscal year to which any of the foregoing may be applicable,

                         (ii) any reports, notices or proxy statements generally distributed by the Borrower to its stockholders (other than Saratoga and management shareholders) on a date no later than the date supplied to such stockholders,

                         (iii) regular or periodic reports, including Forms 10-K, 10-Q and 8-K, registration statements and prospectuses, filed by the Borrower with the Securities and Exchange Commission,

                         (iv) a copy of any material order in any proceeding to which the Borrower or any of its Subsidiaries is a party issued by any Official Body,

                         (v) a duly completed copy of IRS Form 8886 or any successor form, in the event that the Borrower has notified the Administrative Agent of its intention to treat the Loans and/or Letters of Credit as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4); and

                         (vi) such other reports and information as any of the Banks may from time to time reasonably request. The Borrower shall also notify the Banks promptly of the enactment or adoption of any Law which results in a Material Adverse Change.

           8.3.9.   Notices Regarding Plans and Benefit Arrangements.
                    -------------------------------------------------

                         8.3.9.1. Certain Events.
                                  --------------

                         Promptly upon becoming aware of the occurrence thereof,
notice (including the nature of the event and, when known, any action taken or threatened by the Internal Revenue Service or the PBGC with respect thereto) of:

                         (i) any Reportable Event with respect to the Borrower or any other member of the ERISA Group,

                         (ii) any Prohibited Transaction which could subject the Borrower or any other member of the ERISA Group to a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Internal Revenue Code in connection with any Plan, any Benefit Arrangement or any trust created thereunder,

                         (iii) any assertion of material withdrawal liability with respect to any Multiemployer Plan,

                         (iv) any partial or complete withdrawal from a Multiemployer Plan by the Borrower or any other member of the ERISA Group under Title IV of ERISA (or assertion thereof), where such withdrawal is likely to result in material withdrawal liability,

                         (v) any cessation of operations (by the Borrower or any other member of the ERISA Group) at a facility in the circumstances described in Section 4062(e) of ERISA,

                         (vi) withdrawal by the Borrower or any other member of the ERISA Group from a Multiple Employer Plan,

                         (vii) a failure by the Borrower or any other member of the ERISA Group to make a payment to a Plan required to avoid imposition of a Lien under Section 302(f) of ERISA,

                         (viii) the adoption of an amendment to a Plan requiring the provision of security to such Plan pursuant to
                         Section 307 of ERISA, or

                         (ix) any change in the actuarial assumptions or funding methods used for any Plan, where the effect of such change is to materially increase or materially reduce the unfunded benefit liability or obligation to make periodic contributions.

                         8.3.9.2. Notices of Involuntary Termination and Annual
                                  ---------------------------------------------
                                  Reports.
                                  -------

                         Promptly after receipt thereof, copies of (a) all
notices received by the Borrower or any other member of the ERISA Group of the PBGC's intent to terminate any Plan administered or maintained by the Borrower or any member of the ERISA Group, or to have a trustee appointed to administer any such Plan; and (b) at the request of the Administrative Agent or any Bank each annual report (IRS Form 5500 series) and all accompanying schedules, the most recent actuarial reports, the most recent financial information concerning the financial status of each Plan administered or maintained by the Borrower or any other member of the ERISA Group, and schedules showing the amounts contributed to each such Plan by or on behalf of the Borrower or any other member of the ERISA Group in which any of their personnel participate or from which such personnel may derive a benefit, and each Schedule B (Actuarial Information) to the annual report filed by the Borrower or any other member of the ERISA Group with the Internal Revenue Service with respect to each such Plan.

                         8.3.9.3. Notice of Voluntary Termination.
                                  -------------------------------

                         Promptly upon the filing thereof, copies of any Form
5310, or any successor or equivalent form to Form 5310, filed with the PBGC in connection with the termination of any Plan under Section 4041 of ERISA.

                                   9. DEFAULT
                                      -------

     9.1   Events of Default.
           ------------------

           An Event of Default shall mean the occurrence or existence of any one or more of the following events or conditions (whatever the reason therefor and whether voluntary, involuntary or effected by operation of Law):

           9.1.1.   Payments Under Loan Documents.
                    ------------------------------

                    The Borrower shall fail to pay any principal of any Loan (including scheduled installments, mandatory prepayments or the payment due at maturity), Reimbursement Obligation or Letter of Credit Borrowing or shall fail to pay any interest on any Loan, Reimbursement Obligation or Letter of Credit Borrowing or any other amount owing hereunder or under the other Loan Documents after such principal, interest or other amount becomes due in accordance with the terms hereof or thereof;

           9.1.2.   Breach of Warranty.
                    -------------------

                    Any representation or warranty made at any time by any of the Loan Parties herein or by any of the Loan Parties in any other Loan Document, or in any certificate, other instrument or statement furnished pursuant to the provisions hereof or thereof, shall prove to have been false or misleading in any material respect as of the time it was made or furnished;

           9.1.3.   Breach of Negative Covenants or Visitation Rights.
                    --------------------------------------------------

                    Any of the Loan Parties shall default in the observance or performance of any covenant contained in Section 8.1.6 [Visitation Rights; Collateral Examinations] or Section 8.2 [Negative Covenants];

           9.1.4.   Breach of Other Covenants.
                    --------------------------

                    Any of the Loan Parties shall default in the observance or performance of any other covenant, condition or provision hereof or of any other Loan Document and such default shall continue unremedied for a period of thirty calendar days after any officer of any Loan Party becomes aware of the occurrence thereof (such grace period to be applicable only in the event such default can be remedied by corrective action of the Loan Parties as determined by the Administrative Agent in its sole discretion);

           9.1.5.   Defaults in Other Agreements or Indebtedness.
                    ---------------------------------------------

                    A default or event of default shall occur at any time under the terms of any other agreement involving borrowed money or the extension of credit or any other Indebtedness under which any Loan Party or Subsidiary of any Loan Party may be obligated as a borrower or guarantor in excess of $5,000,000 in the aggregate, and such breach, default or event of default consists of the failure to pay (beyond any period of grace permitted with respect thereto, whether waived or not) any indebtedness when due (whether at stated maturity, by acceleration or otherwise) or if such breach or default permits or causes the acceleration of any indebtedness (whether or not such right shall have been waived) or the termination of any commitment to lend;

           9.1.6.   Final Judgments or Orders.
                    --------------------------

                    Any final judgments or orders for the payment of money (not covered by insurance for which there is no dispute with respect to coverage by the applicable insurance carrier) in excess of $5,000,000 in the aggregate shall be entered against any Loan Party by a court having jurisdiction in the premises, which judgment is not discharged, vacated, bonded or stayed pending appeal within a period of thirty (30) days from the date of entry;

           9.1.7.   Loan Document Unenforceable.
                    ----------------------------

                    Any of the Loan Documents shall cease to be legal, valid and binding agreements enforceable against the party executing the same or such party's successors and assigns (as permitted under the Loan Documents) in accordance with the respective terms thereof or shall in any way be terminated (except in accordance with its terms) or become or be declared ineffective or inoperative or shall in any way be challenged or contested or cease to give or provide the respective Liens, security interests, rights, titles, interests, remedies, powers or privileges intended to be created thereby;

           9.1.8.   Uninsured Losses; Proceedings Against Assets.
                    ---------------------------------------------

                    There shall occur any material uninsured damage to or loss, theft or destruction of any of the Collateral in excess of $5,000,000 or the Collateral or any other of the Loan Parties' or any of their Subsidiaries' assets are attached, seized, levied upon or subjected to a writ or distress warrant; or such come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and the same is not cured within thirty
(30) days thereafter;

           9.1.9.   Notice of Lien or Assessment.
                    -----------------------------

                    A notice of Lien or assessment in excess of $2,000,000 which is not a Permitted Lien is filed of record with respect to all or any part of any of the Loan Parties' or any of their Subsidiaries' assets by the United States, Australia, Canada, Bermuda or any department, agency or instrumentality of the foregoing, or by any state, county, provincial, municipal or other governmental agency, including the PBGC, or any taxes or debts owing at any time or times hereafter to any one of these becomes payable and the same is not paid within thirty (30) days after the same becomes payable;

           9.1.10.  Insolvency.
                    -----------

                    Any Loan Party or any Subsidiary of a Loan Party ceases to be Solvent or admits in writing its inability to pay its debts as they mature;

           9.1.11.  Events Relating to Plans and Benefit Arrangements.
                    --------------------------------------------------

                    Any of the following occurs: (i) any Reportable Event, which the Administrative Agent determines in good faith constitutes grounds for the termination of any Plan by the PBGC or the appointment of a trustee to administer or liquidate any Plan, shall have occurred and be continuing; (ii) proceedings shall have been instituted or other action taken to terminate any Plan, or a termination notice shall have been filed with respect to any Plan under Section 4041 of ERISA; (iii) a trustee shall be appointed to administer or liquidate any Plan; (iv) the PBGC shall give notice of its intent to institute proceedings to terminate any Plan or Plans or to appoint a trustee to administer or liquidate any Plan; and, in the case of the occurrence of (i), (ii), (iii) or
(iv) above, the Administrative Agent determines in good faith that the amount of the Borrower's liability is likely to exceed $5,000,000; (v) the Borrower or any member of the ERISA Group shall fail to make any contributions when due to a Plan or a Multiemployer Plan; (vi) the Borrower or any other member of the ERISA Group shall make any amendment to a Plan with respect to which security is required under Section 307 of ERISA; (vii) the Borrower or any other member of the ERISA Group shall withdraw completely or partially from a Multiemployer Plan; (viii) the Borrower or any other member of the ERISA Group shall withdraw (or shall be deemed under Section 4062(e) of ERISA to withdraw) from a Multiple Employer Plan; or (ix) any applicable Law is adopted, changed or interpreted by any Official Body with respect to or otherwise affecting one or more Plans, Multiemployer Plans or Benefit Arrangements and, with respect to any of the events specified in (v), (vi), (vii), (viii) or (ix), the Administrative

Agent determines in good faith that any such occurrence would be reasonably likely to materially and adversely affect the total enterprise represented by the Borrower and the other members of the ERISA Group;

           9.1.12.  Cessation of Business.
                    ----------------------

                    Any Loan Party or Subsidiary of a Loan Party ceases to conduct its business as contemplated, except as expressly permitted under
Section 8.2.6 [Liquidations, Mergers, Etc.] or 8.2.7, or any Loan Party or Subsidiary of a Loan Party is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business and such injunction, restraint or other preventive order is not dismissed within thirty
(30) days after the entry thereof;

           9.1.13.  Change of Control.
                    ------------------

                    (i) any Person other than the Investors and their controlled (but not controlling or commonly controlled) Affiliates shall become the beneficial owner of more than 50% of the voting stock of the Borrower or shall obtain the power to nominate or elect, by agreement or otherwise, at least a majority of the board of directors of the Borrower, (ii) the Management Investors shall cease to be the beneficial owners of at least 10% of the voting stock of the Borrower, (iii) a "Change of Control" as defined in the Senior Subordinated Note Indenture shall occur, or (iv) the Borrower shall cease to own 100% of the capital stock, member interests or partnership interests of any Loan Party except as permitted in this Agreement or following the consent of the Required Banks;

           9.1.14.  Beazer East Default.
                    --------------------

                    (1) (a) A failure by Beazer East to pay any obligation or set of obligations under Article VII of the Beazer Acquisition Agreement in excess of $10,000,000 in the aggregate, which failure shall have continued for a period of 30 days or more, or (b) any other failure by Beazer East to perform any obligation or set of obligations under Article VII of the Beazer Acquisition Agreement which the Required Banks shall have determined in good faith has had, is having, or would be reasonably likely to have, a Material Adverse Change; and
(2) a failure to perform by Beazer Limited under the Beazer Acquisition Agreement Guarantee with respect to such obligation or set of obligations; provided, however, that if an arbitration proceeding or arbitrations proceedings shall have been instituted under Article XI of the Beazer Acquisition Agreement with respect to such obligation or set of obligations, such failure by Beazer East to perform shall not constitute an Event of Default hereunder unless and until (w) a final decision shall have been rendered against Beazer East in such arbitration proceeding and Beazer East shall have failed to perform such obligation for a period of thirty days after such final decision has been rendered, (x) the Required Banks shall have determined in good faith that such arbitration proceeding is not being diligently prosecuted, (y) a period of one year shall have passed since the commencement of such arbitration proceeding, or
(z) the Borrower shall have
expended more than $10,000,000 in the aggregate in unreimbursed expenditures as a result of such failure to perform by Beazer East and Beazer Limited;

           9.1.15.  Involuntary Proceedings.
                    ------------------------

                    A proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of any Loan Party or Subsidiary of a Loan Party in an involuntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or for the appointment of a receiver, receiver and manager, liquidator, provisional liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any Loan Party or Subsidiary of a Loan Party for any substantial part of its property, or for the winding-up or liquidation of its affairs, and such proceeding shall remain undismissed or unstayed and in effect for a period of thirty (30) consecutive days or such court shall enter a decree or order granting any of the relief sought in such proceeding or an Insolvency Event occurs with respect to a Loan Party or Subsidiary which is registered in Australia; or

           9.1.16.  Voluntary Proceedings.
                    ----------------------

                    Any Loan Party or Subsidiary of a Loan Party shall commence a voluntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment or taking possession by a receiver, receiver and manager, liquidator, provisional liquidator, assignee, custodian, trustee, sequestrator, administrator, conservator (or other similar official) of itself or for any substantial part of its property or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any action in furtherance of any of the foregoing (it being understood that the liquidation permitted by Section 8.2.6(4) of any of the Persons listed therein shall not, in and of itself, constitute an Event of Default).

     9.2   Consequences of Event of Default.
           ---------------------------------

           9.2.1.   Events of Default Other Than Bankruptcy, Insolvency or
                    ------------------------------------------------------
Reorganization Proceedings.
---------------------------

                    If an Event of Default specified under Sections 9.1.1 through 9.1.14 shall occur and be continuing, the Banks and the Administrative Agent shall be under no further obligation to make Loans or issue Letters of Credit, as the case may be, and the Administrative Agent may, and upon the request of the Required Banks, shall (i) by written notice to the Borrower, declare the unpaid principal amount of the Notes then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrower to the Banks hereunder and thereunder to be forthwith due and payable, and the same shall thereupon become and be immediately due and payable to the Administrative Agent for the benefit of each Bank without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, and (ii) require the Borrower to, and the Borrower shall thereupon, deposit in a non-interest-bearing account with the Administrative Agent, as cash collateral for its Obligations under the Loan Documents, an amount equal to the maximum amount currently or at any time thereafter available to be drawn on all outstanding Letters of Credit, and the Borrower hereby pledges to the Administrative Agent and the Banks, and grants to the Administrative Agent and the Banks a security interest in, all such cash as security for such Obligations. Upon the curing of all existing Events of Default to the satisfaction of the Required Banks, the Administrative Agent shall return such cash collateral to the Borrower; and

           9.2.2.   Bankruptcy, Insolvency or Reorganization Proceedings.
                    -----------------------------------------------------

                    If an Event of Default specified under Section 9.1.15 [Involuntary Proceedings] or 9.1.16 [Voluntary Proceedings] shall occur, the Banks shall be under no further obligations to make Loans hereunder and the unpaid principal amount of the Loans then outstanding and all interest accrued thereon, any unpaid fees and all other Obligations shall be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived; and

           9.2.3.   Set-off.
                    --------

                    If an Event of Default shall occur and be continuing, any Bank to whom any Obligation is owed by any Loan Party hereunder or under any other Loan Document or any participant of such Bank which has agreed in writing to be bound by the provisions of Section 10.13 [Equalization of Banks] and any branch, Subsidiary or Affiliate of such Bank or participant anywhere in the world shall have the right, in addition to all other rights and remedies available to it, without notice to such Loan Party, to set-off against and apply to the then unpaid balance of all the Loans and all other Obligations of the Borrower and the other Loan Parties hereunder or under any other Loan Document any debt owing to, and any other funds held in any manner for the account of, the Borrower or such other Loan Party by such Bank or participant or by such branch, Subsidiary or Affiliate, including all funds in all deposit accounts (whether time or demand, general or special, provisionally credited or finally credited, or otherwise) now or hereafter maintained by the Borrower or such other Loan Party for its own account (but not including funds held in custodian or trust accounts) with such Bank or participant or such branch, Subsidiary or Affiliate. Such right shall exist whether or not any Bank or the Administrative Agent shall have made any demand under this Agreement or any other Loan Document, whether or not such debt owing to or funds held for the account of the Borrower or such other Loan Party is or are matured or unmatured and regardless of the existence or adequacy of any Collateral, Guaranty or any other security, right or remedy available to any Bank or the Administrative Agent; and

           9.2.4.   Suits, Actions, Proceedings.
                    ----------------------------

                    If an Event of Default shall occur and be continuing, and whether or not the Administrative Agent shall have accelerated the maturity of Loans pursuant to any of the foregoing provisions of this Section 9.2, the Administrative Agent or any Bank, if owed any amount with respect to the Loans, may proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement or the other Loan Documents, including as permitted by applicable Law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Administrative Agent or such Bank; and

           9.2.5.   Application of Proceeds; Collateral Sharing.
                    --------------------------------------------

                         9.2.5.1. Application of Proceeds.
                                  -----------------------

                    From and after the date on which the Administrative Agent has taken any action pursuant to this Section 9.2 and until all Obligations of the Loan Parties have been paid in full, any and all proceeds received by the Administrative Agent from any sale or other disposition of the Collateral, or any part thereof, or the exercise of any other remedy by the Administrative Agent, shall be applied as follows:

                         (i) first, to reimburse the Administrative Agent and the Banks for out-of-pocket costs, expenses and disbursements, including reasonable attorneys' and paralegals' fees and legal expenses, incurred by the Administrative Agent or the Banks in connection with realizing on the Collateral or collection of any Obligations of any of the Loan Parties under any of the Loan Documents, including advances made by the Banks or any one of them or the Administrative Agent for the reasonable maintenance, preservation, protection or enforcement of, or realization upon, the Collateral, including advances for taxes, insurance, repairs and the like and reasonable expenses incurred to sell or otherwise realize on, or prepare for sale or other realization on, any of the Collateral;

                         (ii) second, to the repayment of all Obligations then due and unpaid of the Loan Parties to the Banks incurred under this Agreement or any of the other Loan Documents or a Bank-Provided Interest Rate Hedge, whether of principal, interest, fees, expenses or otherwise, in such manner as the Administrative Agent may determine in its discretion; and

                         (iii)  the balance, if any, as required by Law.

                         9.2.5.2. Collateral Sharing.
                                  ------------------

                    All Liens granted under the Security Agreements, the Patent Trademark and Copyright Security Agreement, the Pledge Agreement and any other Loan Document (the

"Collateral Documents") shall secure ratably and on a pari passu basis (i) the Obligations in favor of the Administrative Agent and the Banks hereunder and
(ii) the Obligations incurred by any of the Loan Parties in favor of any Bank which provides a Bank-Provided Interest Rate Hedge (the "IRH Provider"). The Administrative Agent under the Collateral Documents shall be deemed to serve and is appointed as the collateral agent (the "Collateral Agent") for the IRH Provider and the Banks hereunder, provided that the Collateral Agent shall comply with the instructions and directions of the Administrative Agent (or the Banks under this Agreement to the extent that this Agreement or any other Loan Documents empowers the Banks to direct the Administrative Agent), as to all matters relating to the Collateral, including the maintenance and disposition thereof. No IRH Provider (except in its capacity as a Bank hereunder) shall be entitled or have the power to direct or instruct the Collateral Agent on any such matters or to control or direct in any manner the maintenance or disposition of the Collateral.

           9.2.6.   Other Rights and Remedies.
                    --------------------------

                    In addition to all of the rights and remedies contained in this Agreement or in any of the other Loan Documents, the Administrative Agent shall have all of the rights and remedies of a secured party under the Uniform Commercial Code or other applicable Law, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by Law. The Administrative Agent may, and upon the request of the Required Banks shall, exercise all post-default rights granted to the Administrative Agent and the Banks under the Loan Documents or applicable Law.

     9.3   Notice of Sale.
           ---------------

           Any notice required to be given by the Administrative Agent of a sale, lease, or other disposition of the Collateral or any other intended action by the Administrative Agent, if given ten (10) days prior to such proposed action, shall constitute commercially reasonable and fair notice thereof to the Borrower.

                          10. THE ADMINISTRATIVE AGENT
                              ------------------------

     10.1  Appointment.
           ------------

           Each Bank hereby irrevocably designates, appoints and authorizes PNC Bank to act as Administrative Agent for such Bank under this Agreement and to execute and deliver or accept on behalf of each of the Banks the other Loan Documents. Each Bank hereby irrevocably authorizes, and each holder of any Note by the acceptance of a Note shall be deemed irrevocably to authorize, the Administrative Agent to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and any other instruments and agreements referred to herein, and to exercise such powers and to perform such duties hereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto. PNC Bank agrees to act as the Administrative Agent on behalf of the Banks to the extent provided in this Agreement.

           None of the Banks designated on the facing page or signature pages of this Agreement as the "Syndication Agent" or as a "Co-Documentation Agent" shall have any right, power, obligation, liability, responsibility, or duty under this Agreement other than those applicable to all Banks as such. Without limiting the foregoing, none of the Banks so identified as the "Syndication Agent" or as a "Co-Documentation Agent" shall have or be deemed to have any fiduciary relationship with any Bank. Each Bank acknowledges that it has not relied and will not rely on any of the Banks so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

     10.2  Delegation of Duties.
           ---------------------

           The Administrative Agent may perform any of its duties hereunder by or through agents or employees (provided such delegation does not constitute a relinquishment of its duties as Administrative Agent) and, subject to Sections
10.5 [Reimbursement of Administrative Agent by Borrower, Etc.] and 10.6, shall be entitled to engage and pay for the advice or services of any attorneys, accountants or other experts concerning all matters pertaining to its duties hereunder and to rely upon any advice so obtained.

     10.3  Nature of Duties; Independent Credit Investigation.
           ---------------------------------------------------

           The Administrative Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and no implied covenants, functions, responsibilities, duties, obligations, or liabilities shall be read into this Agreement or otherwise exist. The duties of the Administrative Agent shall be mechanical and administrative in nature; the Administrative Agent shall not have by reason of this Agreement a fiduciary or trust relationship in respect of any Bank; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations in respect of this Agreement except as expressly set forth herein. Without limiting the generality of the foregoing, the use of the term "agent" in this Agreement with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Each Bank expressly acknowledges (i) that the Administrative Agent has not made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including any review of the affairs of any of the Loan Parties, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Bank; (ii) that it has made and will continue to make, without reliance upon the Administrative Agent, its own independent investigation of the financial condition and affairs and its own appraisal of the creditworthiness of each of the Loan Parties in connection with this Agreement and the making and continuance of the Loans hereunder; and (iii) except as expressly provided herein, that the Administrative Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Bank with any credit or other information with respect thereto, whether coming into its possession before the making of any Loan or at any time or times thereafter.

     10.4  Actions in Discretion of Administrative Agent; Instructions From the
           --------------------------------------------------------------------
Banks.
------

           The Administrative Agent agrees, upon the written request of the Required Banks, to take or refrain from taking any action of the type specified as being within the Administrative Agent's rights, powers or discretion herein, provided that the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement or any other Loan Document or applicable Law. In the absence of a request by the Required Banks, the Administrative Agent shall have authority, in its sole discretion, to take or not to take any such action, unless this Agreement specifically requires the consent of the Required Banks or all of the Banks. Any action taken or failure to act pursuant to such instructions or discretion shall be binding on the Banks, subject to Section
10.6 [Exculpatory Provisions, Etc.]. Subject to the provisions of Section 10.6, no Bank shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Banks (or if required under Section 11.1, all the Banks), or in the absence of such instructions, in the absolute discretion of the Administrative Agent.

     10.5  Reimbursement and Indemnification of Administrative Agent by the
           -----------------------------------------------------------------
Borrower.
---------

           The Borrower unconditionally agrees to pay or reimburse the Administrative Agent and hold the Administrative Agent harmless against (a) liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements, including fees and expenses of counsel (including the allocated costs of staff counsel), appraisers and environmental consultants, incurred by the Administrative Agent (i) in connection with the development, negotiation, preparation, printing, execution, administration, syndication, interpretation and performance of this Agreement and the other Loan Documents, (ii) relating to any requested amendments, waivers or consents pursuant to the provisions hereof,
(iii) in connection with the enforcement of this Agreement or any other Loan Document or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Agreement or any other Loan Document, whether in bankruptcy or receivership proceedings or otherwise, (iv) in any workout or restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings, and (v) in connection with any Environmental Complaint threatened or asserted against the Administrative Agent or the Lenders in any way relating to or arising out of this Agreement or any other Loan Documents (including, without limitation, the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings or in any workout or restructuring), and (b) all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent, in its capacity as such, in any way relating to or arising out of (i) this Agreement or any other Loan Documents or any action taken or omitted by the Administrative Agent hereunder or thereunder, and
(ii) any Environmental Complaint in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by the Administrative Agent hereunder or thereunder, provided that the Borrower shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements if the same results from the Administrative Agent's gross negligence or willful misconduct, or if the Borrower was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that the Borrower shall remain liable to the extent such failure to give notice does not result in a loss to the Borrower), or if the same results from a compromise or settlement agreement entered into without the consent of the Borrower, which shall not be unreasonably withheld. In addition, the Borrower agrees to reimburse and pay all reasonable out-of-pocket expenses of the Administrative Agent's regular employees and agents engaged periodically to perform audits of the Loan Parties' books, records and business properties. For the avoidance of doubt, references in this Section to the Administrative Agent shall include the Administrative Agent in its capacity as Collateral Agent under each of the Security Trust Deed (Australia), Fixed and Floating Charge (Australia), and the Guaranty Agreement (Australia).

     10.6  Exculpatory Provisions; Limitation of Liability.
           ------------------------------------------------

           Neither the Administrative Agent nor any of its directors, officers, employees, agents, attorneys or Affiliates shall (a) be liable to any Bank for any action taken or omitted to be taken by it or them hereunder, or in connection herewith including pursuant to any Loan Document, unless caused by its or their own gross negligence or willful misconduct, (b) be responsible in any manner to any of the Banks for the effectiveness, enforceability, genuineness, validity or the due execution of this Agreement or any other Loan Documents or for any recital, representation, warranty, document, certificate, report or statement herein or made or furnished under or in connection with this Agreement or any other Loan Documents, or (c) be under any obligation to any of the Banks to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions hereof or thereof on the part of the Loan Parties, or the financial condition of the Loan Parties, or the existence or possible existence of any Event of Default or Potential Default. No claim may be made by any of the Loan Parties, any Bank, the Administrative Agent or any of their respective Subsidiaries against the Administrative Agent, any Bank or any of their respective directors, officers, employees,agents, attorneys or Affiliates, or any of them, for any special, indirect or consequential damages or, to the fullest extent permitted by Law, for any punitive damages in respect of any claim or cause of action (whether based on contract, tort, statutory liability, or any other ground) based on, arising out of or related to any Loan Document or the transactions contemplated hereby or any act, omission or event occurring in connection therewith, including the negotiation, documentation, administration or collection of the Loans, and each of the Loan Parties, (for itself and on behalf of each of its Subsidiaries), the Administrative Agent and each Bank hereby waive, release and agree never to sue upon any claim for any such damages, whether such claim now exists or hereafter arises and whether or not it is now known or suspected to exist in its favor. Each Bank agrees that, except for notices, reports and other documents expressly required to be furnished to the Banks by the Administrative Agent hereunder or given to the Administrative Agent for the account of or with copies for the Banks, the Administrative Agent and each of its directors, officers, employees, agents, attorneys or Affiliates shall not have any duty or responsibility to provide any Bank with an credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Loan Parties which may come into the possession of the Administrative Agent or any of its directors, officers, employees, agents, attorneys or Affiliates. For the avoidance of doubt, references in this Section to the Administrative Agent shall include the Administrative Agent in its capacity as Collateral Agent under each of the Security Trust Deed (Australia), Fixed and Floating Charge (Australia), and the Guaranty Agreement (Australia).

     10.7  Reimbursement and Indemnification of Administrative Agent by Banks.
           -------------------------------------------------------------------

           Each Bank agrees to reimburse and indemnify, defend and save the Administrative Agent (to the extent not reimbursed by the Borrower and without limiting the Obligation of the Borrower to do so) in proportion to its Ratable Share harmless from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements, including attorneys' fees and disbursements (including the allocated costs of staff counsel), and costs of appraisers and environmental consultants, of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by the Administrative Agent hereunder or thereunder, provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (a) if the same results from the Administrative Agent's gross negligence or willful misconduct, or (b) if such Bank was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that such Bank shall remain liable to the extent such failure to give notice does not result in a loss to the Bank), or (c) if the same results from a compromise and settlement agreement entered into without the consent of such Bank, which shall not be unreasonably withheld. In addition, each Bank agrees promptly upon demand to reimburse the Administrative Agent (to the extent not reimbursed by the Borrower and without limiting the Obligation of the Borrower to do so) in proportion to its Ratable Share for all amounts due and payable by the Borrower to the Administrative Agent in connection with the Administrative Agent's periodic audit of the Loan Parties' books, records and business properties. For the avoidance of doubt, references in this Section to the Administrative Agent shall include the Administrative Agent in its capacity as Collateral Agent under each of the Security Trust Deed (Australia), Fixed and Floating Charge (Australia), and the Guaranty Agreement (Australia).

     10.8  Reliance by Administrative Agent.
           ---------------------------------

           The Administrative Agent shall be entitled to rely upon any writing, telegram, telex or teletype message, resolution, notice, consent, certificate, letter, cablegram, statement, order or other document or conversation by telephone or otherwise believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon the advice and opinions of counsel and other professional advisers selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action hereunder unless it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

     10.9  Notice of Default.
           ------------------

           The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Potential Default or Event of Default unless the Administrative Agent has received written notice from a Bank or the Borrower referring to this Agreement, describing such Potential Default or Event of Default.

     10.10 Notices.
           --------

           The Administrative Agent shall promptly send to each Bank a copy of all notices received from the Borrower pursuant to the provisions of this Agreement or the other Loan Documents promptly upon receipt thereof. The Administrative Agent shall promptly notify the Borrower and the other Banks of each change in the Base Rate and the effective date thereof.

     10.11 Banks in Their Individual Capacities; Administrative Agent in its
           -----------------------------------------------------------------
Individual Capacity.
--------------------

           With respect to its Revolving Credit Commitment, the Revolving Credit Loans, the Term Loan Commitment and the Term Loan made by it and any other rights and powers given to it as a Bank hereunder or under any of the other Loan Documents, the Administrative Agent shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not the Administrative Agent, and the term "Bank" and "Banks" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. PNC Bank and its Affiliates and each of the Banks and their respective Affiliates may, without liability to account, except as prohibited herein, make loans to, issue letters of credit for the account of, acquire equity interests in, accept deposits from, discount drafts for, act as trustee under indentures of, and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with, the Loan Parties and their Affiliates, in the case of the Administrative Agent, as though it were not acting as Administrative Agent hereunder and in the case of each Bank, as though such Bank were not a Bank hereunder, in each case without notice to or consent of the other Banks. The Banks acknowledge that, pursuant to such activities, the Administrative Agent or its Affiliates may (i) receive information regarding the Loan Parties or any of their Subsidiaries or Affiliates (including information that may be subject to confidentiality obligations in favor of the Loan Parties or such Subsidiary or Affiliate) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them, and (ii) accept fees and other consideration from the Loan Parties for services in connection with this Agreement and otherwise without having to account for the same to the Banks.

     10.12 Holders of Notes.
           -----------------

           The Administrative Agent may deem and treat any payee of any Note as the owner thereof for all purposes hereof unless and until written notice of the assignment or transfer thereof shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

     10.13 Equalization of Banks.
           ----------------------

           The Banks and the holders of any participations in any Notes agree among themselves that, with respect to all amounts received by any Bank or any such holder for application on any Obligation hereunder or under any Note or under any such participation, whether received by voluntary payment, by realization upon security, by the exercise of the right of set-off or banker's lien, by counterclaim or by any other non-pro rata source, equitable adjustment will be made in the manner stated in the following sentence so that, in effect, all such excess amounts will be shared ratably among the Banks and such holders in proportion to their interests in payments under the Notes, except as otherwise provided in Section 4.4.3 [Administrative Agent's and Bank's Rights],
5.4.2 [Replacement of a Bank] or 5.6 [Additional Compensation in Certain Circumstances]. The Banks or any such holder receiving any such amount shall purchase for cash from each of the other Banks an interest in such Bank's Loans in such amount as shall result in a ratable participation by the Banks and each such holder in the aggregate unpaid amount under the Notes, provided that if all or any portion of such excess amount is thereafter recovered from the Bank or the holder making such purchase, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, together with interest or other amounts, if any, required by law (including court order) to be paid by the Bank or the holder making such purchase.

     10.14 Successor Administrative Agent.
           -------------------------------

           The Administrative Agent (i) may resign as Administrative Agent or
(ii) shall resign if such resignation is requested by the Required Banks (if the Administrative Agent is a Bank, the Administrative Agent's Loans and its Commitment shall be considered in determining whether the Required Banks have requested such resignation) or required by Section 5.4.2 [Replacement of a Bank], in either case of (i) or (ii) by giving not less than thirty (30) days' prior written notice to the Borrower. If the Administrative Agent shall resign under this Agreement, then either (a) the Required Banks shall appoint from among the Banks a successor agent for the Banks, subject to the consent of the Borrower, such consent not to be unreasonably withheld, or (b) if a successor agent shall not be so appointed and approved within the thirty (30) day period following the Administrative Agent's notice to the Banks of its resignation, then the Administrative Agent shall appoint, with the consent of the Borrower, such consent not to be unreasonably withheld, a successor agent who shall serve as Administrative Agent until such time as the Required Banks appoint and the Borrower consents to the appointment of a successor agent. Upon its appointment pursuant to either clause (a) or (b) above, such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent, effective upon its appointment, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement. After the resignation of any Administrative Agent hereunder, the provisions of this
Section 10 shall inure to the benefit of such former Administrative Agent and such former Administrative Agent shall not by reason of such resignation be deemed to be released from liability for any actions taken or not taken by it while it was an Administrative Agent under this Agreement.

     10.15 Administrative Agent's Fee; Syndication Agent's Fee.
           ----------------------------------------------------

           The Borrower shall pay to the Administrative Agent nonrefundable fees under the terms of a Fee Letter dated March 14, 2003, between the Borrower and the Administrative Agent, as amended from time to time; the Borrower shall pay to the Syndication Agent nonrefundable fees under the terms of a Fee Letter dated March 14, 2003, between the Borrower and the Syndication Agent, as amended from time to time (collectively, the "Agents' Letters").

     10.16 Availability of Funds.
           ----------------------

           The Administrative Agent may assume that each Bank has made or will make the proceeds of a Loan available to the Administrative Agent unless the Administrative Agent shall have been notified by such Bank on or before the later of (1) the close of Business on the Business Day preceding the Borrowing Date with respect to such Loan or two (2) hours before the time on which the Administrative Agent actually funds the proceeds of such Loan to the Borrower (whether using its own funds pursuant to this Section 10.16 or using proceeds deposited with the Administrative Agent by the Banks and whether such funding occurs before or after the time on which Banks are required to deposit the proceeds of such Loan with the Administrative Agent). The Administrative Agent may, in reliance upon such assumption (but shall not be required to), make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Bank, the Administrative Agent shall be entitled to recover such amount on demand from such Bank (or, if such Bank fails to pay such amount forthwith upon such demand from the Borrower) together with interest thereon, in respect of each day during the period commencing on the date such amount was made available to the Borrower and ending on the date the Administrative Agent recovers such amount, at a rate per annum equal to (i) the Federal Funds Effective Rate during the first three
(3) days after such interest shall begin to accrue and (ii) the applicable interest rate in respect of such Loan after the end of such three-day period.

     10.17 Calculations.
           -------------

           In the absence of gross negligence or willful misconduct, the Administrative Agent shall not be liable for any error in computing the amount payable to any Bank whether in respect of the Loans, fees or any other amounts due to the Banks under this Agreement. In the event an error in computing any amount payable to any Bank is made, the Administrative Agent, the Borrower and each affected Bank shall, forthwith upon discovery of such error, make such adjustments as shall be required to correct such error, and any compensation therefor will be calculated at the Federal Funds Effective Rate.

     10.18 Beneficiaries.
           --------------

           Except as expressly provided herein, the provisions of this Section 10 are solely for the benefit of the Administrative Agent (including the Administrative Agent in its capacity as Collateral Agent under each of the Security Trust Deed (Australia), Fixed and Floating Charge (Australia), and the Guaranty Agreement (Australia)) and the Banks, and the Loan Parties shall not have any rights to rely on or enforce any of the provisions hereof. In performing its functions and duties under this Agreement, the Administrative Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any of the Loan Parties.

     10.19 Power of Attorney for Quebec Purposes.
           --------------------------------------

           For greater certainty, and without limiting the powers of the Administrative Agent hereunder or under any of the Loan Documents, each of the Banks hereby acknowledges that the Administrative Agent shall, for the purposes of holding any security granted under the Quebec Security pursuant to the laws of the Province of Quebec to secure payment of the Demand Debenture (or any similar instruments), be the holder of an irrevocable power of attorney (fonde de pouvoir) (within the meaning of Article 2692 of the Civil Code of Quebec) for all present and future Banks and holders of such Demand Debenture. Each of the Banks hereby constitutes, to the extent necessary, the Administrative Agent as the holder of such irrevocable power of attorney (fonde de pouvoir) in order to hold security granted under the Quebec Security in the Province of Quebec to secure the Demand Debenture (or any similar instrument). Each assignee of a Bank shall be deemed to have confirmed and ratified the constitution of the Administrative Agent as the holder of such irrevocable power of attorney (fonde de pouvoir) by execution of the relevant Assignment and Assumption Agreement. Notwithstanding the provisions of Section 32 of the Special Powers of Legal Persons Act (Quebec), the Administrative Agent may acquire and be the holder of the Demand Debenture (or any similar instrument). Each of the Loan Parties hereby acknowledges that the Demand Debenture constitutes a title of indebtedness, as such term is used in Article 2692 of the Civil Code of Quebec. The Administrative Agent hereby acknowledges and accepts the Quebec Security as forming part of the Loan Documents and agrees to be bound by the provisions thereof.

           Notwithstanding Section 11.8 hereof, the provisions of this Section
10.19 shall be governed by the laws of the Province of Quebec and the federal laws of Canada applicable therein.

                                11. MISCELLANEOUS
                                    -------------

     11.1  Modifications, Amendments or Waivers.
           -------------------------------------

           With the written consent of the Required Banks, the Administrative Agent, acting on behalf of all the Banks, and the Borrower, on behalf of the Loan Parties, may from time to time enter into written agreements amending or changing any provision of this Agreement or any other Loan Document or the rights of the Banks or the Loan Parties hereunder or thereunder, or may grant written waivers or consents to a departure from the due performance of the Obligations of the Loan Parties hereunder or thereunder. Any such agreement, waiver or consent made with such written consent shall be effective to bind all the Banks and the Loan Parties; provided, that, without the written consent of all the Banks, no such agreement, waiver or consent may be made which will:

           11.1.1.  Increase of Commitment; Extension of Expiration Date.
                    -----------------------------------------------------

                    Increase the amount of the Revolving Credit Commitment or Term Loan Commitment of any Bank hereunder or extend the Expiration Date;

           11.1.2.  Extension of Payment; Reduction of Principal Interest or
                    --------------------------------------------------------
Fees; Modification of Terms of Payment.
---------------------------------------

                    Whether or not any Loans are outstanding, extend the time for payment of principal or interest of any Loan (excluding the due date of any mandatory prepayment of a Loan except for mandatory prepayments required under
Section 5.5.5 and mandatory reductions of the Commitments on the Expiration
Date), the Commitment Fee or any other fee payable to any Bank, or reduce the principal amount of or the rate of interest borne by any Loan or reduce the Commitment Fee or any other fee payable to any Bank, or otherwise affect the terms of payment of the principal of or interest of any Loan, the Commitment Fee or any other fee payable to any Bank;

           11.1.3.  Release of Collateral or Guarantor.
                    -----------------------------------

                    Except for sales of assets or capital stock permitted by
Section 8.2.7 [Disposition of Assets or Subsidiaries], release any Collateral, any Guarantor from its Obligations under any Guaranty Agreement or any other security for any of the Loan Parties' Obligations; or

           11.1.4.  Miscellaneous.
                    --------------

                    Amend Section 5.2 [Pro Rata Treatment of Banks], 10.6 [Exculpatory Provisions, Etc.] or 10.13 [Equalization of Banks] or this Section 11.1, alter any provision regarding the pro rata treatment of the Banks, change the definition of Required Banks, or change any requirement providing for the Banks or the Required Banks to authorize the taking of any action hereunder;

provided, further, that (i) no agreement, waiver or consent which would modify the interests, rights or obligations of the Administrative Agent in its capacity as Administrative Agent or as the issuer of Letters of Credit shall be effective without the written consent of the Administrative Agent, and (ii) no agreement, waiver or consent which would modify the interests, rights or obligations of any Bank in its capacity as an Issuing Bank hereunder shall be effective without the written consent of such Bank. The Administrative Agent shall, upon request of the Borrower, and without the consent of any Bank if no Potential Default or Event of Default exists, release from the Lien of the relevant Loan Documents any Collateral upon the sale or disposition thereof which is permitted by
Section 8.2.7. Upon the request of the Borrower and provided no Event of Default has occurred and is continuing, the Administrative Agent may, in its discretion, release from the Lien of the relevant Loan Documents any Collateral that is subject to a Purchase Money Security Interest permitted under this Agreement to the extent such release is requested by the party providing such purchase money financing.

     11.2  No Implied Waivers; Cumulative Remedies; Writing Required.
           ----------------------------------------------------------

           No course of dealing and no delay or failure of the Administrative Agent or any Bank in exercising any right, power, remedy or privilege under this Agreement or any other Loan Document shall affect any other or future exercise thereof or operate as a waiver thereof, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power, remedy or privilege preclude any further exercise thereof or of any other right, power, remedy or privilege. The rights and remedies of the Administrative Agent and the Banks under this Agreement and any other Loan Documents are cumulative and not exclusive of any rights or remedies which they would otherwise have. Any waiver, permit, consent or approval of any kind or character on the part of any Bank of any breach or default under this Agreement or any such waiver of any provision or condition of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing.

     11.3  Reimbursement and Indemnification of Banks by the Borrower; Taxes.
           ------------------------------------------------------------------

           The Borrower agrees unconditionally upon demand to pay or reimburse to each Bank (other than the Administrative Agent, as to which the Borrower's Obligations are set forth in Section 10.5 [Reimbursement of Administrative Agent By Borrower, Etc.]) and to save such Bank harmless against (i) liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements (including fees and expenses of counsel (including allocated costs of staff counsel) for each Bank except with respect to the following clauses (a) and
(b)), incurred by such Bank (a) in connection with the administration and interpretation of this Agreement, and other instruments and documents to be delivered hereunder, (b) relating to any amendments, waivers or consents pursuant to the provisions hereof, (c) in connection with the enforcement of this Agreement or any other Loan Document, or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Agreement or any other Loan Document, whether in bankruptcy or receivership proceedings or otherwise, (d) in any workout or restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection, insolvency, or bankruptcy proceedings, and (e) in connection with any Environmental Complaint threatened or asserted against the Bank in any way relating to or arising out of this Agreement or any other Loan Documents (including, without limitation, the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings or in any workout or restructuring), or (ii) all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Bank, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by such Bank hereunder or thereunder, provided that the Borrower shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (A) if the same results from such Bank's gross negligence or willful misconduct, or (B) if the Borrower was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that the Borrower shall remain liable to the extent such failure to give notice does not result in a loss to the Borrower), or (C) if the same results from a compromise or settlement agreement entered into without the consent of the Borrower, which shall not be unreasonably withheld. The Banks will attempt to minimize the fees and expenses of legal counsel for the Banks which are subject to reimbursement by the Borrower hereunder by considering the usage of one law firm to represent the Banks and the Administrative Agent if appropriate under the circumstances. The Borrower agrees unconditionally to pay all stamp, document, transfer, recording, goods and services (or value added), or filing taxes or fees and similar impositions now or hereafter determined by the Administrative Agent or any Bank to be payable in connection with this Agreement or any other Loan Document or the transactions contemplated thereby, and the Borrower agrees unconditionally to save the Administrative Agent and the Banks harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions.

     11.4  Holidays.
           ---------

           Whenever payment of a Loan to be made or taken hereunder shall be due on a day which is not a Business Day such payment shall be due on the next Business Day (except as provided in Section 4.2 [Interest Periods] with respect to Interest Periods under the Euro-Rate Option) and such extension of time shall be included in computing interest and fees, except that the Loans shall be due on the Business Day preceding the Expiration Date if the Expiration Date is not a Business Day. Whenever any payment or action to be made or taken hereunder (other than payment of the Loans) shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day, and such extension of time shall not be included in computing interest or fees, if any, in connection with such payment or action.

     11.5  Funding by Branch, Subsidiary or Affiliate.
           -------------------------------------------

           11.5.1.  Notional Funding.
                    -----------------

                    Each Bank shall have the right from time to time, without notice to the Borrower, to deem any branch, Subsidiary or Affiliate (which for the purposes of this Section 11.5 shall mean any corporation or association which is directly or indirectly controlled by or is under direct or indirect common control with any corporation or association which directly or indirectly controls such Bank) of such Bank to have made, maintained or funded any Loan to which the Euro-Rate Option applies at any time, provided that immediately following (on the assumption that a payment were then due from the Borrower to such other office), and as a result of such change, the Borrower would not be under any greater financial obligation pursuant to Section 5.6 [Additional Compensation in Certain Circumstances] than it would have been in the absence of such change. Notional funding offices may be selected by each Bank without regard to such Bank's actual methods of making, maintaining or funding the Loans or any sources of funding actually used by or available to such Bank.

           11.5.2.  Actual Funding.
                    ---------------

                    Each Bank shall have the right from time to time to make or maintain any Loan by arranging for a branch, Subsidiary or Affiliate of such Bank to make or maintain such Loan subject to the last sentence of this Section
11.5.2. If any Bank causes a branch, Subsidiary or Affiliate to make or maintain any part of the Loans hereunder, all terms and conditions of this Agreement shall, except where the context clearly requires otherwise, be applicable to such part of the Loans to the same extent as if such Loans were made or maintained by such Bank, but in no event shall any Bank's use of such a branch, Subsidiary or Affiliate to make or maintain any part of the Loans hereunder cause such Bank or such branch, Subsidiary or Affiliate to incur any cost or expenses payable by the Borrower hereunder or require the Borrower to pay any other compensation to any Bank (including any expenses incurred or payable pursuant to Section 5.6 [Additional Compensation in Certain Circumstances]) which would otherwise not be incurred.

     11.6  Notices.
           --------

           Any notice, request, demand, direction or other communication (for purposes of this Section 11.6 only, a "Notice") to be given to or made upon any party hereto under any provision of this Agreement shall be given or made by telephone or in writing (which includes means of electronic transmission (i.e., "e-mail") or facsimile transmission or by setting forth such Notice on a site on the World Wide Web (a "Website Posting") if Notice of such Website Posting (including the information necessary to access such site) has previously been delivered to the applicable parties hereto by another means set forth in this
Section 11.6) in accordance with this Section 11.6. Any such Notice must be delivered to the applicable parties hereto at the addresses and numbers set forth under their respective names on Schedule 1.1(B) hereof or in accordance with any subsequent unrevoked Notice from any such party that is given in accordance with this Section 11.6. Any Notice shall be effective:

                         (i)   In the case of hand-delivery, when delivered;

                         (ii) If given by mail, four days after such Notice is deposited with the United States Postal Service, with first-class postage prepaid, return receipt requested or Australia Post, by registered mail (as the case may require);

                         (iii) In the case of a telephonic Notice, when a party is contacted by telephone, if delivery of such telephonic Notice is confirmed no later than the next Business Day by hand delivery, a facsimile or electronic transmission, a Website Posting or overnight courier delivery of a confirmatory notice (received at or before noon on such next Business Day);

                         (iv) In the case of a facsimile transmission, when sent to the applicable party's facsimile machine's telephone number if the party sending such Notice receives confirmation of the delivery thereof from its own facsimile machine;

                         (v) In the case of electronic transmission, when actually received;

                         (vi) In the case of a Website Posting, upon delivery of a Notice of such posting (including the information necessary to access such web site) by another means set forth in this Section 11.6; and

                         (vii) If given by any other means (including by overnight courier), when actually received.

Any Bank giving a Notice to a Loan Party shall concurrently send a copy thereof to the Administrative Agent, and the Administrative Agent shall promptly notify the other Banks of its receipt of such Notice.

     11.7  Severability.
           -------------

           The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

     11.8  Governing Law.
           --------------

           Each Letter of Credit and Section 2.10 [Letter of Credit Subfacility] shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision),

International Chamber of Commerce Publication No. 500, as the same may be revised or amended from time to time, and to the extent not inconsistent therewith, the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles, and the balance of this Agreement shall be deemed to be a contract under the Laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

     11.9  Prior Understanding.
           --------------------

           This Agreement and the other Loan Documents supersede all prior understandings and agreements, whether written or oral, between the parties hereto and thereto relating to the transactions provided for herein and therein, including any prior confidentiality agreements and commitments.

     11.10 Duration; Survival.
           -------------------

           All representations and warranties of the Loan Parties contained herein or made in connection herewith shall survive the making of Loans and issuance of Letters of Credit and shall not be waived by the execution and delivery of this Agreement, any investigation by the Administrative Agent or the Banks, the making of Loans, issuance of Letters of Credit, or payment in full of the Loans. All covenants and agreements of the Loan Parties contained in Sections 8.1 [Affirmative Covenants], 8.2 [Negative Covenants] and 8.3 [Reporting Requirements] herein shall continue in full force and effect from and after the date hereof so long as the Borrower may borrow or request Letters of Credit hereunder and until termination of the Commitments and payment in full of the Loans and expiration or termination of all Letters of Credit. All covenants and agreements of the Borrower contained herein relating to the payment of principal, interest, premiums, additional compensation or expenses and indemnification, including those set forth in the Notes, Section 5 [Payments] and Sections 10.5 [Reimbursement of Administrative Agent by Borrower, Etc.],
10.7 [Reimbursement of Administrative Agent by Banks, Etc.] and 11.3 [Reimbursement of Banks by Borrower; Etc.], shall survive payment in full of the Loans, expiration or termination of the Letters of Credit and termination of the Commitments.

     11.11 Successors and Assigns.
           -----------------------

                         (i) This Agreement shall be binding upon and shall inure to the benefit of the Banks, the Administrative Agent, the Loan Parties and their respective successors and assigns, except that none of the Loan Parties may assign or transfer any of its rights and Obligations hereunder or any interest herein. Each Bank may, at its own cost, make assignments of or sell participations in all or any part of its Commitments and the Loans made by it to one or more banks or other entities, subject to the consent of the Borrower and the Administrative Agent with respect to any assignee, such consent not to be unreasonably withheld, provided that (1) no consent of the Borrower shall be required (A) if an Event of Default exists and is continuing, or (B) in the case of an assignment by a Bank to an Affiliate of such Bank, and (2) any assignment by a Bank to a Person other than an Affiliate of such Bank may not be made in amounts less than the lesser of $5,000,000 or the amount of the assigning Bank's Commitment, provided that any Bank party to this Agreement as of the Closing Date (each, an "Existing Bank") may make assignments to any other Existing Bank in any amount (without regard to the $5,000,000 limitation in clause (2)). In the case of an assignment, upon receipt by the Administrative Agent of the Assignment and Assumption Agreement, the assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights, benefits and obligations as it would have if it had been a signatory Bank hereunder, the Commitments shall be adjusted accordingly, and upon surrender of any Note subject to such assignment, the Borrower shall execute and deliver a new Note to the assignee in an amount equal to the amount of the Revolving Credit Commitment or Term Loan assumed by it and a new Revolving Credit Note or Term Note to the assigning Bank in an amount equal to the Revolving Credit Commitment or Term Loan retained by it hereunder. Any Bank which assigns any or all of its Commitment or Loans to a Person other than an Affiliate of such Bank shall pay to the Administrative Agent a service fee in the amount of $3,500 for each assignment. In the case of a participation, the participant shall only have the rights specified in Section 9.2.3 [Set-off] (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto and not to include any voting rights except with respect to changes of the type referenced in Sections 11.1.1 [Increase of Commitment, Etc.], 11.1.2 [Extension of Payment, Etc.], or 11.1.3 [Release of Collateral or Guarantor]), all of such Bank's obligations under this Agreement or any other Loan Document shall remain unchanged, and all amounts payable by any Loan Party hereunder or thereunder shall be determined as if such Bank had not sold such participation.

                         (ii) Any assignee or participant which is not incorporated under the Laws of the United States of America or a state thereof shall deliver to the Borrower and the Administrative Agent the form of certificate described in Section 11.17 [Tax Withholding Clause] relating to federal income tax withholding. Each Bank may furnish any publicly available information concerning any Loan Party or its Subsidiaries and any other information concerning any Loan Party or its Subsidiaries in the possession of such Bank from time to time to assignees and participants (including prospective assignees or participants), provided that such assignees and participants agree to be bound by the provisions of Section 11.12 [Confidentiality].

                         (iii) Notwithstanding any other provision in this Agreement, any Bank may at any time pledge or grant a security interest in all or any portion of its rights under this Agreement, its Note and the other Loan Documents to any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR Section 203.14 without notice to or consent of the Borrower or the Administrative Agent. No such pledge or grant of a security interest shall release the transferor Bank of its obligations hereunder or under any other Loan Document.

     11.12 Confidentiality.
           ----------------

           11.12.1.      General.
                         --------

                    The Administrative Agent and the Banks each agree to keep confidential all information obtained from any Loan Party or its Subsidiaries which is nonpublic and confidential or proprietary in nature (including any information the Borrower specifically designates as confidential), except as provided below, and to use such information only in connection with their respective capacities under this Agreement and for the purposes contemplated hereby. The Administrative Agent and the Banks shall be permitted to disclose such information (i) to outside legal counsel, accountants and other professional advisors who need to know such information in connection with the administration and enforcement of this Agreement, subject to agreement of such Persons to maintain the confidentiality, (ii) to assignees and participants as contemplated by Section 11.11, and prospective assignees and participants, (iii) to the extent requested by any bank regulatory authority or, with notice to the Borrower, as otherwise required by applicable Law or by any subpoena or similar legal process, or in connection with any investigation or proceeding arising out of the transactions contemplated by this Agreement, (iv) if it becomes publicly available other than as a result of a breach of this Agreement or becomes available from a source not known to be subject to confidentiality restrictions, or (v) if the Borrower shall have consented to such disclosure. Notwithstanding anything herein to the contrary, the information subject to this Section 11.12.1 shall not include, and the Administrative Agent and each Bank may disclose without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Administrative Agent or such Bank relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans, Letters of Credit and transactions contemplated hereby.

           11.12.2.      Sharing Information With Affiliates of the Banks.
                         -------------------------------------------------

                    Each Loan Party acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to the Borrower or one or more of its Affiliates (in connection with this Agreement or otherwise) by any Bank or by one or more Subsidiaries or Affiliates of such Bank and each of the Loan Parties hereby authorizes each Bank to share any information delivered to such Bank by such Loan Party and its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Bank to enter into this Agreement, to any such Subsidiary or Affiliate of such Bank, it being understood that any such Subsidiary or affiliate of any Bank receiving such information shall be bound by the provisions of Section 11.12.1 as if it were a Bank hereunder. Such Authorization shall survive the repayment of the Loans and other Obligations and the termination of the Commitments.

     11.13 Counterparts.
           -------------

           This Agreement may be executed by different parties hereto on any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument.

     11.14 Administrative Agent's or Bank's Consent.
           -----------------------------------------

           Whenever the Administrative Agent's or any Bank's consent is required to be obtained under this Agreement or any of the other Loan Documents as a condition to any action, inaction, condition or event, the Administrative Agent and each Bank shall be authorized to give or withhold such consent in its sole and absolute discretion and to condition its consent upon the giving of additional collateral, the payment of money or any other matter.

     11.15 Exceptions.
           -----------

           The representations, warranties and covenants contained herein shall be independent of each other, and no exception to any representation, warranty or covenant shall be deemed to be an exception to any other representation, warranty or covenant contained herein unless expressly provided, nor shall any such exceptions be deemed to permit any action or omission that would be in contravention of applicable Law.

     11.16 CONSENT TO FORUM; WAIVER OF JURY TRIAL.
           ---------------------------------------

           EACH LOAN PARTY HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE COURT OF COMMON PLEAS OF ALLEGHENY COUNTY AND THE UNITED STATES DISTRICT COURT FOR THE

WESTERN DISTRICT OF PENNSYLVANIA, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO SUCH LOAN PARTY AT THE ADDRESSES PROVIDED FOR IN SECTION 11.6 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. EACH LOAN PARTY WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE. EACH LOAN PARTY, THE ADMINISTRATIVE AGENT AND THE BANKS HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE COLLATERAL TO THE FULL EXTENT PERMITTED BY LAW.

     11.17 Tax Withholding Clause.
           -----------------------

           Each Bank or assignee or participant of a Bank that is not incorporated under the Laws of the United States of America or a state thereof (and, upon the written request of the Administrative Agent, each other Bank or assignee or participant of a Bank) agrees that it will deliver to each of the Borrower and the Administrative Agent two (2) duly completed appropriate valid Withholding Certificates (as defined under Section 1.1441-1(c)(16) of the Income Tax Regulations (the "Regulations")) certifying its status (i.e. U.S. or foreign person) and, if appropriate, making a claim of reduced, or exemption from, U.S. withholding tax on the basis of an income tax treaty or an exemption provided by the Internal Revenue Code. The term "Withholding Certificate" means a Form W-9; a Form W-8BEN; a Form W-8ECI; a Form W-8IMY and the related statements and certifications as required under Section 1.1441-1(e)(2) and/or (3) of the Regulations; a statement described in Section 1.871-14(c)(2)(v) of the Regulations; or any other certificates under the Internal Revenue Code or Regulations that certify or establish the status of a payee or beneficial owner as a U.S. or foreign person. Each Bank, assignee or participant required to deliver to the Borrower and the Administrative Agent a Withholding Certificate pursuant to the preceding sentence shall deliver such valid Withholding Certificate as follows: (A) each Bank which is a party hereto on the Closing Date shall deliver such valid Withholding Certificate at least five (5) Business Days prior to the first date on which any interest or fees are payable by the Borrower hereunder for the account of such Bank; (B) each assignee or participant shall deliver such valid Withholding Certificate at least five (5) Business Days before the effective date of such assignment or participation (unless the Administrative Agent in its sole discretion shall permit such assignee or participant to deliver such valid Withholding Certificate less than five (5) Business Days before such date in which case it shall be due on the date specified by the Administrative Agent). Each Bank, assignee or participant which so delivers a valid Withholding Certificate further undertakes to deliver to each of the Borrower and the Administrative Agent two (2) additional copies of such Withholding Certificate (or a successor form) on or before the date that such Withholding Certificate expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent Withholding Certificate so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Administrative Agent. Notwithstanding the submission of a Withholding Certificate claiming a reduced rate of or exemption from U.S. withholding tax, the Administrative Agent shall be entitled to withhold United States federal income taxes at the full 30% withholding rate if in its reasonable judgment it is required to do so under the due diligence requirements imposed upon a withholding agent under Section 1.1441-7(b) of the Regulations. Further, the Administrative Agent is indemnified under Section 1.1461-1(e) of the Regulations against any claims and demands of any Bank or assignee or participant of a Bank for the amount of any tax it deducts and withholds in accordance with regulations under Section 1441 of the Internal Revenue Code.

     11.18 Joinder of Guarantors.
           ----------------------

           Any Subsidiary of the Borrower which is required to join this Agreement as a Guarantor pursuant to Section 8.2.9 [Subsidiaries, Partnerships and Joint Ventures] shall execute and deliver to the Administrative Agent (i) a Guarantor Joinder in substantially the form attached hereto as Exhibit 1.1(G)(1) pursuant to which it shall join as a Guarantor each of the documents to which the Guarantors are parties; (ii) documents in the forms described in Section 7.1 [First Loans] modified as appropriate to relate to such Subsidiary; and (iii) documents necessary to grant and perfect Prior Security Interests to the Administrative Agent for the benefit of the Banks in all Collateral held by such Subsidiary. The Loan Parties shall deliver such Guarantor Joinder and related documents to the Administrative Agent within five (5) Business Days after the date of the filing of such Subsidiary's articles of incorporation or constitution if the Subsidiary is a corporation, the date of the filing of its certificate of limited partnership if it is a limited partnership or the date of its organization if it is an entity other than a limited partnership or corporation.

                            [SIGNATURE PAGES FOLLOW]

                       [SIGNATURE PAGE - CREDIT AGREEMENT]

     IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

                                        KOPPERS INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                       [SIGNATURE PAGE - CREDIT AGREEMENT]


                                        KOPPERS REDEMPTION, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                       [SIGNATURE PAGE - CREDIT AGREEMENT]


                                        WORLD-WIDE VENTURES CORPORATION


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                       [SIGNATURE PAGE - CREDIT AGREEMENT]


                                        KOPPERS INDUSTRIES OF DELAWARE, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                       [SIGNATURE PAGE - CREDIT AGREEMENT]


                                        KOPPERS MAURITIUS


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                      [SIGNATURE PAGE - CREDIT AGREEMENT]


                                        KOPPERS CONCRETE PRODUCTS, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                       [SIGNATURE PAGE - CREDIT AGREEMENT]


                                        CONCRETE PARTNERS, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                       [SIGNATURE PAGE - CREDIT AGREEMENT]


SIGNED for and on behalf of KOPPERS
SHIPPING PTY LTD by its duly
appointed attorney(s):)

---------------------------------------    -------------------------------------
who certifies/certify that he/she/they     Attorney(s) signature
have no notice of the revocation of the
power of attorney in the presence of:


---------------------------------------
Witness signature


---------------------------------------
Print name of Witness

                       [SIGNATURE PAGE - CREDIT AGREEMENT]


SIGNED for and on behalf of
CONTINENTAL CARBON AUSTRALIA
PTY LTD by its duly appointed
attorney(s):)

---------------------------------------    -------------------------------------
who certifies/certify that he/she/they     Attorney(s) signature
have no notice of the revocation of the
power of attorney in the presence of:


---------------------------------------
Witness signature


---------------------------------------
Print name of Witness

                       [SIGNATURE PAGE - CREDIT AGREEMENT]


SIGNED for and on behalf of KOPPERS
CARBON MATERIALS & CHEMICALS
PTY LTD by its duly appointed
attorney(s):)

---------------------------------------    -------------------------------------
who certifies/certify that he/she/they     Attorney(s) signature
have no notice of the revocation of the
power of attorney in the presence of:


---------------------------------------
Witness signature


---------------------------------------
Print name of Witness

                       [SIGNATURE PAGE - CREDIT AGREEMENT]


SIGNED for and on behalf of KOPPERS
WOOD PRODUCTS PTY LTD by its duly
appointed attorney(s):)

---------------------------------------    -------------------------------------
who certifies/certify that he/she/they     Attorney(s) signature
have no notice of the revocation of the
power of attorney in the presence of:


---------------------------------------
Witness signature


---------------------------------------
Print name of Witness

                       [SIGNATURE PAGE - CREDIT AGREEMENT]


SIGNED for and on behalf of KOPPERS
AUSTRALIA PTY LTD by its duly
appointed attorney(s):)

---------------------------------------    -------------------------------------
who certifies/certify that he/she/they     Attorney(s) signature
have no notice of the revocation of the
power of attorney in the presence of:


---------------------------------------
Witness signature


---------------------------------------
Print name of Witness

                       [SIGNATURE PAGE - CREDIT AGREEMENT]


SIGNED for and on behalf of KOPPERS
INVESTMENT SUBSIDIARY PTY LTD
by its duly appointed attorney(s):)

---------------------------------------    -------------------------------------
who certifies/certify that he/she/they     Attorney(s) signature
have no notice of the revocation of the
power of attorney in the presence of:


---------------------------------------
Witness signature


---------------------------------------
Print name of Witness

                      [SIGNATURE PAGE - CREDIT AGREEMENT]


                                        PNC BANK, NATIONAL ASSOCIATION,
                                        individually and as Administrative Agent


                                        By:        /s/  Thomas Majeski
                                           -------------------------------------
                                        Name:  Thomas Majeski
                                        Title: Vice President

                       [SIGNATURE PAGE - CREDIT AGREEMENT]


                                        NATIONAL CITY BANK OF PENNSYLVANIA,
                                        individually and as Syndication Agent


                                        By:     /s/  Ervine H. Geiger, III
                                           -------------------------------------
                                        Name:  Ervine H. Geiger, III
                                        Title: Vice President

                       [SIGNATURE PAGE - CREDIT AGREEMENT]


                                        CITIZENS BANK OF PENNSYLVANIA,
                                        individually and as a Co-Documentation
                                        Agent


                                        By:      /s/  Dwayne R. Finney
                                           -------------------------------------
                                        Name:  Dwayne R. Finney
                                        Title: Vice President

                       [SIGNATURE PAGE - CREDIT AGREEMENT]


                                        FLEET NATIONAL BANK,
                                        individually and as a Co-Documentation
                                        Agent


                                        By:        /s/  Deanne M. Horn
                                           -------------------------------------
                                        Name:  Deanne M. Horn
                                        Title: Director

                       [SIGNATURE PAGE - CREDIT AGREEMENT]


                                        WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        individually and as a Co-Documentation
                                        Agent


                                        By:     /s/  Patrick J. Kaufmann
                                           -------------------------------------
                                        Name:  Patrick J. Kaufmann
                                        Title: Vice President

                       [SIGNATURE PAGE - CREDIT AGREEMENT]


                                        U.S. BANK NATIONAL ASSOCIATION


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                       [SIGNATURE PAGE - CREDIT AGREEMENT]


                                        FIRST COMMONWEALTH BANK


                                        By:         /s/  Paul J. Oris
                                           -------------------------------------
                                        Name:  Paul J. Oris
                                        Title: Vice President

                       [SIGNATURE PAGE - CREDIT AGREEMENT]


                                        FIFTH THIRD BANK


                                        By:     /s/  Christopher S. Helmeci
                                           -------------------------------------
                                        Name:  Christopher S. Helmeci
                                        Title: Vice President

                       [SIGNATURE PAGE - CREDIT AGREEMENT]


                                        FIRSTMERIT BANK, N.A.


                                        By:         /s/  Rose M. Crump
                                           -------------------------------------
                                        Name:  Rose M. Crump
                                        Title: Vice President

                       [SIGNATURE PAGE - CREDIT AGREEMENT]


                                        LASALLE BANK, NATIONAL ASSOCIATION


                                        By:        /s/  Mark H. Veach
                                           -------------------------------------
                                        Name:  Mark H. Veach
                                        Title: First Vice President

                       [SIGNATURE PAGE - CREDIT AGREEMENT]


                                        PROVIDENT BANK


                                        By:     /s/  Brian V. Ciaverella
                                           -------------------------------------
                                        Name:  Brian V. Ciaverella
                                        Title: Senior Vice President

                                 SCHEDULE 1.1(A)

                                  PRICING GRID

-------------------------------------------------------------------------------
                         Revolving               Revolving               Letter
           Senior         Credit     Term Loan     Credit    Term Loan     of
           Leverage      Base Rate   Base Rate   Euro Rate   Euro Rate   Credit
Level       Ratio         Spread      Spread      Spread      Spread       Fee
-------------------------------------------------------------------------------
  I    Less than or           0.25%       0.75%       1.75%       2.25%    1.75%
       equalto 1.00 to
       1.00
-------------------------------------------------------------------------------
 II    Greater than           0.50%       1.00%       2.00%       2.50%    2.00%
       1.00 to 1.00 but
       less than or
       equal to 1.50 to
       1.00
-------------------------------------------------------------------------------
 III   Greater than           0.75%       1.25%       2.25%       2.75%    2.25%
       1.50 to 1.00 but
       less than or
       equal to 2.00 to
       1.00
-------------------------------------------------------------------------------
 IV    Greater than           1.00%       1.50%       2.50%       3.00%    2.50%
       2.00 to 1.0
-------------------------------------------------------------------------------

     For purposes of determining the Applicable Margin and Letter of Credit Fee:

     (a) The Applicable Margin and Letter of Credit Fee shall be set at Level II as of the Closing Date.

     (b) Beginning with the fiscal quarter ending September 30, 2003, the Applicable Margin and Letter of Credit Fee shall be recomputed as of the end of each fiscal quarter based on the Senior Leverage Ratio as of such quarter end. Any increase or decrease in the Applicable Margin and Letter of Credit Fee computed as of a fiscal quarter end shall be effective on the date on which the Compliance Certificate evidencing such computation is due to be delivered under
Section 8.3.3.

                                SCHEDULE 1.1(B)

                 COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

Part 1 - Commitments of Banks and Addresses for Notices to Banks:
-----------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                 Amount of
                                              Commitment for       Amount of
                                                Revolving       Commitment for
                  Bank                         Credit Loans       Term Loans       Commitment     Ratable Share
---------------------------------------------------------------------------------------------------------------
Name:       PNC Bank, National Association   $  13,142,857.12   $  9,857,142.88   $  23,000,000    13.142857143%
Address:    One PNC Plaza
            249 Fifth Avenue
            Pittsburgh, PA 15222
Attention:  Thomas Majeski
Thomas.majeski@pncbank.com

Telephone:  (412) 762-2431
Telecopy:   (412) 762-6484
---------------------------------------------------------------------------------------------------------------
Name:       National City Bank of
            Pennsylvania                     $  13,142,857.14   $  9,857,142.86   $  23,000,000    13.142857143%
Address:    19th Floor, 20 Stanwix Street
            Pittsburgh, PA 15222
Attention:  Ervine Geiger III
Ervine.Geiger@nationalcity.com

Telephone:  (412) 644-7756
Telecopy:   (412) 355-2283
---------------------------------------------------------------------------------------------------------------
Name:       Wachovia Bank, National
            Association                      $  10,857,142.86   $  8,142,857.14   $  19,000,000    10.857142857%
Address:    PA5415 - Meetinghouse Business
            Center
            2240 Butler Pike
            Plymouth Meeting, PA 19462
Attention:  Patrick Kaufmann
Patrick.kaufmann@Wachovia.com

Telephone:  (610) 941-3308
Telecopy:   (610) 941-3129

                and

Attention:  Paul Phillips
Paul.Phillips@Wachovia.com

Telephone:  (610) 834-2345
Telecopy:   (610) 941-3126
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                 Amount of
                                              Commitment for       Amount of
                                                Revolving       Commitment for
                  Bank                         Credit Loans       Term Loans       Commitment     Ratable Share
---------------------------------------------------------------------------------------------------------------
Name:       Citizens Bank of Pennsylvania    $  10,857,142.86   $  8,142,857.14   $  19,000,000    10.857142857%
Address:    Room 2910
            525 William Penn Place
            Pittsburgh, PA 15219-1729
Attention:  Dwayne Finney
Dwayne.finney@citizensbank.com

Telephone:  (412) 867-2425
Telecopy:   (412) 552-6307
---------------------------------------------------------------------------------------------------------------
Name:       Fleet National Bank              $  10,857,142.86   $  8,142,857.14   $  19,000,000    10.857142857%
Address:    100 Federal Street
            Boston, MA 02110
Attention:  Deanne Horn
Deanne_m_horn@fleet.com

Telephone:  (617) 434-4028
Telecopy:   (617) 434-0601
---------------------------------------------------------------------------------------------------------------
Name:       First Commonwealth Bank          $   6,857,142.86   $  5,142,857.14   $  12,000,000     6.857142857%
Address:    Frick Building, Suite 416
            437 Grant Street
            Pittsburgh, PA 15219
Attention:  Paul Oris
poris@fcbanking.com

Telephone:  (412) 690-2208
Telecopy:   (412) 690-2206
---------------------------------------------------------------------------------------------------------------
Name:       FirstMerit Bank, N.A.            $   6,857,142.86   $  5,142,857.14   $  12,000,000     6.857142857%
Address:    25 North Mill Street
            Post Office Box 671
            New Castle, PA 16101
Attention:  Rose Crump
Rose.crump@firstmerit.com

Telephone:  (724) 657-6677
Telecopy:   (724) 656-8066
---------------------------------------------------------------------------------------------------------------
Name:       LaSalle Bank                     $   6,857,142.86   $  5,142,857.14   $  12,000,000     6.857142857%
Address:    Suite 1600
            One American Square
            Indianapolis, IN 46822
Attention:  Mark Veach
Mark.veach@abnamro.com

Telephone:  (317) 756-7011
Telecopy:   (317) 756-7263
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                 Amount of
                                              Commitment for       Amount of
                                                Revolving       Commitment for
                  Bank                         Credit Loans       Term Loans       Commitment     Ratable Share
---------------------------------------------------------------------------------------------------------------
Name:       Provident Bank                   $   6,857,142.86   $  5,142,857.14   $  12,000,000     6.857142857%
Address:    210 Sixth Avenue, Suite 360
            Pittsburgh, PA 15222
Attention:  Brian Ciaverella
Brian.ciaverella@providentbank.com

Telephone:  (412)-263-4890
Telecopy:   (412)-263-4732
---------------------------------------------------------------------------------------------------------------
Name:       U.S. Bank National Association   $   6,857,142.86   $  5,142,857.14   $  12,000,000     6.857142857%
Address:    8th Floor, 1350 Euclid Avenue
            Cleveland, OH 44115
Attention:  David Dannemiller
David.dannemiller@usbank.com

Telephone:  (216) 623-9233
Telecopy:   (216) 623-9208
---------------------------------------------------------------------------------------------------------------
Name:       Fifth Third Bank                 $   6,857,142.86   $  5,142,857.14   $  12,000,000     6.857142857%
Address:    Suite 375, 11 Parkway Center
            Pittsburgh, PA 15220
Attention:  Chris Helmeci
Christopher.helmeci@53.com

Telephone:  (412) 937-1855 - ext. 24
Telecopy:   (412) 937-9896
---------------------------------------------------------------------------------------------------------------
      Total                                  $    100,000,000   $    75,000,000   $ 175,000,000             100%
---------------------------------------------------------------------------------------------------------------

                                 SCHEDULE 1.1(B)

                 COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

Part 2 - Addresses for Notices to Borrower and Guarantors:

ADMINISTRATIVE AGENT:

Name:       PNC Bank, National Association
Address:    One PNC Plaza
            249 Fifth Avenue
            Pittsburgh, Pennsylvania 15222
Attention:  Thomas Majeski
Telephone:  (412) 762-2431
Telecopy:   (412) 762-6484

SYNDICATION AGENT:

Name:       National City Bank of Pennsylvania
Address:    20 Stanwix Street, 19th floor
            Pittsburgh, Pennsylvania 15222
Attention:  Ervine Geiger III
Telephone:  (412) 644-7756
Telecopy:   (412) 355-2283

BORROWER:

Name:       Koppers Inc.
Address:    436 Seventh Avenue
            Pittsburgh, Pennsylvania 15219
Attention:  M. Claire Schaming
Telephone:  (412) 227-2472
Telecopy:   (412) 227-2159

GUARANTORS:

Name:       Concrete Partners, Inc.
Address:    436 Seventh Avenue
            Pittsburgh, Pennsylvania 15219
Attention:  M. Claire Schaming
Telephone:  (412) 227-2472
Telecopy:   (412) 227-2159

Name:       Continental Carbon Australia Pty. Ltd.
Address:    436 Seventh Avenue
            Pittsburgh, Pennsylvania 15219
Attention:  M. Claire Schaming
Telephone:  (412) 227-2472
Telecopy:   (412) 227-2159

Name:       Koppers Australia Pty. Ltd.
Address:    436 Seventh Avenue
            Pittsburgh, Pennsylvania 15219
Attention:  M. Claire Schaming
Telephone:  (412) 227-2472
Telecopy:   (412) 227-2159

Name:       Koppers Carbon Materials & Chemicals Pty. Ltd.
Address:    436 Seventh Avenue
            Pittsburgh, Pennsylvania 15219
Attention:  M. Claire Schaming
Telephone:  (412) 227-2472
Telecopy:   (412) 227-2159

Name:       Koppers Concrete Products, Inc.
Address:    436 Seventh Avenue
            Pittsburgh, Pennsylvania 15219
Attention:  M. Claire Schaming
Telephone:  (412) 227-2472
Telecopy:   (412) 227-2159

Name:       Koppers Industries of Delaware, Inc.
Address:    401 Silverside Road, Suite 67
            Wilmington, Delaware 19809
Attention:  Frank S. Zagar
Telephone:  (302) 798-8010
Telecopy:   (302) 798-0295

Name:       Koppers Investment Subsidiary Pty Ltd.
Address:    436 Seventh Avenue
            Pittsburgh, Pennsylvania 15219
Attention:  M. Claire Schaming
Telephone:  (412) 227-2472
Telecopy:   (412) 227-2159

Name:       Koppers Mauritius
Address:    436 Seventh Avenue
            Pittsburgh, Pennsylvania 15219
Attention:  M. Claire Schaming
Telephone:  (412) 227-2472
Telecopy:   (412) 227-2159

Name:       Koppers Redemption, Inc.
Address:    436 Seventh Avenue
            Pittsburgh, Pennsylvania 15219
Attention:  M. Claire Schaming
Telephone:  (412) 227-2472
Telecopy:   (412) 227-2159

Name:       Koppers Shipping Pty. Ltd.
Address:    436 Seventh Avenue
            Pittsburgh, Pennsylvania 15219
Attention:  M. Claire Schaming
Telephone:  (412) 227-2472
Telecopy:   (412) 227-2159

Name:       Koppers Wood Products Pty. Ltd.
Address:    436 Seventh Avenue
            Pittsburgh, Pennsylvania 15219
Attention:  M. Claire Schaming
Telephone:  (412) 227-2472
Telecopy:   (412) 227-2159

Name:       World-Wide Ventures Corporation
Address:    Two Greenville Crossing--Suite 220
            4005 Kennett Pike
            Greenville, Delaware 19807
Attention:  Barbara M. Morris
Telephone:  (302) 421-2287
Telecopy:   (302) 421-2245

                               SCHEDULE 1.1(Q)(1)
                               Qualified Accounts

     An Account shall not be considered a Qualified Account unless the Administrative Agent determines, in its reasonable discretion, that such Account has met the following minimum requirements:

     (i) the Account represents a complete bona fide transaction for goods sold and delivered or services rendered (but excluding any amounts in the nature of a service charge added to the amount due on an invoice because the invoice has not been paid when due) which requires no further act under any circumstances on the part of any Loan Party to make such Account payable by the Account Debtor; the Account arises from an arm's-length transaction in the ordinary course of a Loan Party's business between such Loan Party and an Account Debtor which is not an Affiliate of any Loan Party or an officer, stockholder or employee of any Loan Party or any Affiliate of any Loan Party, or a member of the family of an officer, stockholder or employee of any Loan Party or any Affiliate of any Loan Party;

     (ii) with the exception of Re-Aged Accounts, the Account shall not (a) be or have been unpaid more than ninety (90) days from the original invoice date,
(b) be delinquent more than sixty (60) days, or (c) be payable by an Account Debtor (1) more than 50% of whose Accounts have remained unpaid for more than ninety (90) days from the original invoice date or are delinquent more than sixty (60) days, or (2) whose Accounts constitute, in the Administrative Agent's determination, an unduly high percentage of the aggregate amount of all outstanding Accounts. Accounts which are Re-Aged Accounts acceptable to the Administrative Agent and which otherwise meet all other criteria for Qualified Accounts shall be included in the Borrowing Base; provided however, the amount of Re-Aged Accounts which shall constitute Qualified Accounts shall not exceed $1,000,000;

     (iii) the goods the sale of which gave rise to the Account were shipped or delivered or provided to the Account Debtor on an absolute sale basis and not on a bill and hold sale basis, a consignment sale basis, a guaranteed sale basis, a sale or return basis, or on the basis of any other similar understanding, and no part of such goods has been returned or rejected;

     (iv) the Account is not evidenced by chattel paper or an instrument of any kind;

     (v) the Account Debtor with respect to the Account (a) is Solvent, (b) is not the subject of any bankruptcy or insolvency proceedings of any kind or of any other proceeding or action, threatened or pending, which might have a materially adverse effect on its business, and (c) is not, in the sole discretion of the Administrative Agent, deemed ineligible for credit for other reasons (including, without limitation, unsatisfactory past experiences of any Loan Party or any of the Banks with the Account Debtor or unsatisfactory reputation of the Account Debtor);

     (vi) (a) the Account Debtor is not located outside Canada, the continental United States of America or Australia or (b) if the Account Debtor is located outside Canada, the continental United States of America or Australia, the Account is supported by a letter of credit or FICA insurance deemed adequate and acceptable by the Administrative Agent;

     (vii) (a) the Account Debtor is not the government of the United States of America, or any department, agency or instrumentality thereof, or (b) if the Account Debtor is an entity mentioned in clause (vii)(a), the Federal Assignment of Claims Act (or applicable similar legislation) has been fully complied with so as to validly perfect the Banks' Prior Security Interest to the Administrative Agent's satisfaction;

     (viii) the Account is a valid, binding and legally enforceable obligation of the Account Debtor with respect thereto and is not subject to any dispute, condition, contingency, offset, recoupment, reduction, claim for credit, allowance, adjustment, counterclaim or defense on the part of such Account Debtor, and no facts exist which may provide a basis for any of the foregoing in the present or future;

     (ix) the Account is subject to the Administrative Agent's and the Banks' Prior Security Interest and is not subject to any other Lien, claim, encumbrance or security interest whatsoever;

     (x) the Account is evidenced by an invoice or other documentation and arises from a contract which is in form and substance satisfactory to the Administrative Agent; provided however, that Accounts which are Deferred Revenue Accounts acceptable to the Administrative Agent and which otherwise meet all other criteria for Qualified Accounts shall be included in the Borrowing Base at an advance rate equal to sixty percent (60%) of the amount of such Deferred Revenue Accounts;

     (xi) such Loan Party has observed and complied with all laws of the state in which the Account Debtor or the Account is located which, if not observed and complied with, would deny to such Loan Party access to the courts of such state;

     (xii) the Account is not subject to any provision prohibiting its assignment or requiring notice of or consent to such assignment;

     (xiii) the goods giving rise to the Account were not, at the time of sale thereof, subject to any Lien or encumbrance except the Administrative Agent and the Banks' Prior Security Interest;

     (xiv) the Account is payable in freely transferable United States Dollars, Canadian dollars, or Australian dollars; and

     (xv) the Account is not, or should not be, disqualified for any other reason generally accepted in the commercial finance business.

In addition to the foregoing requirements, Accounts of any Account Debtor which are otherwise Qualified Accounts shall be reduced to the extent of any accounts payable (including, without limitation, the Administrative Agent's estimate of any contingent liabilities) by the Borrower to such Account Debtor ("Contras"); provided that the Administrative Agent, in its sole discretion, may determine that none of the Accounts in respect to such Account Debtor shall be Qualified Accounts in the event that there exists an unreasonably large amount of payables owing to such Account Debtor.

                               SCHEDULE 1.1(Q)(2)
                               Qualified Inventory

     Inventory shall not be considered Qualified Inventory unless the Administrative Agent determines, in its reasonable discretion, that such Inventory has met the following minimum requirements:

     (i) the Inventory is either (a) finished goods or (b) raw materials other than supplies, but excluding in all cases any work-in-process and any goods which have been shipped, delivered, sold by, purchased by or provided to a Loan Party on a bill and hold, consignment sale, guaranteed sale, or sale or return basis, or any other similar basis or understanding other than an absolute sale;

     (ii) the Inventory is new, of good and merchantable quality, and represents no more than a twelve (12) month supply of such finished goods or raw materials;

     (iii) the Inventory is located on premises listed on Schedule A to the Security Agreement and, with respect to inventory locations at facilities leased to a Loan Party, the Administrative Agent has received a Landlord's Waiver in favor of the Administrative Agent substantially in the form of Exhibit 7.1.16 hereto, or is Inventory which is in transit and is so identified on the relevant Schedule of Inventory;

     (iv) the Inventory is not stored with a bailee, warehouseman, consignee or similar party unless the Administrative Agent has given its prior written consent and a Loan Party has caused such bailee, warehouseman, consignee or similar party to issue and deliver to the Administrative Agent, in form and substance acceptable to the Administrative Agent, warehouse receipts or similar type documentation therefor in the Administrative Agent's name;

     (v) the Inventory is subject to the Administrative Agent's and the Banks' Prior Security Interest and is not subject to any other Lien; and

     (vi) the Inventory has not been manufactured in violation of any federal minimum wage or overtime laws, including, without limitation, the Fair Labor Standards Act, 29 U.S.C. Section 215(a)(1).